                              Exhibit 17(b)(xxiii)

              Semi-Annual Report for the semi-annual period ended March 31, 2001 for the FAIF Equity Funds (Balanced, Equity Income, Equity Index, Large Cap Growth, Large
              Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap
                   Growth, Small Cap Value, Emerging Markets,
              International, International Index, Health Sciences,
                  Real Estate Securities and Technology Funds)

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



                                     EQUITY
                                          FUNDS



SEMIANNUAL REPORT
             2001





                                                          FIRST AMERICAN
                                                          INVESTMENT FUNDS, INC.

FIRST AMERICAN
                FAMILY OF FUNDS


INVESTMENTS FOR EVERY GOAL

FIRST AMERICAN FUNDS OFFER A FULL RANGE OF INVESTMENT STRATEGIES TO HELP YOU CREATE A PERSONALIZED, DIVERSIFIED PORTFOLIO. WITH OUR DISCIPLINED FOCUS ON CONSISTENT, COMPETITIVE PERFORMANCE AND HIGHLY DEVELOPED TEAM APPROACH TO INVESTMENT DECISION MAKING, FIRST AMERICAN FUNDS CAN HELP BUILD A WINNING STRATEGY FOR ANY INVESTOR.


         HIGHER RISK   (o)
AND RETURN POTENTIAL    |
                        |
                       (*) EQUITY FUNDS
                        |
                        |    LARGE CAP FUNDS
                        |    Balanced
                        |    Equity Income
                        |    Equity Index
                        |    Large Cap Growth
                        |    Large Cap Value
                        |
                        |    MID CAP FUNDS
                        |    Mid Cap Growth
                        |    Mid Cap Value
                        |
                        |    SMALL CAP FUNDS
                        |    Small Cap Growth
                        |    Small Cap Value
                        |
                        |    INTERNATIONAL FUNDS
                        |    Emerging Markets
                        |    International
                        |
                        |    SECTOR FUNDS
                        |    Health Sciences
                        |    Real Estate Securities
                        |    Technology
                        |
                       (*) FUNDS OF FUNDS
                        |
                        |
                       (*) BOND FUNDS
                        |
                        |
                       (*) TAX FREE BOND FUNDS
                        |
                        |
                       (*) MONEY MARKET FUNDS
                        |
                        |
          LOWER RISK   (o)
AND RETURN POTENTIAL

Mutual fund investing involves risk; principal loss is possible.

              NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE


TABLE OF CONTENTS

--------------------------------------------------------------------------------
Message to Shareholders                                                        1
--------------------------------------------------------------------------------
LARGE CAP FUNDS
--------------------------------------------------------------------------------
   Statements of Net Assets                                                    2
--------------------------------------------------------------------------------
   Statements of Operations                                                   16
--------------------------------------------------------------------------------
   Statements of Changes in Net Assets                                        18
--------------------------------------------------------------------------------
   Financial Highlights                                                       20
--------------------------------------------------------------------------------
MID CAP FUNDS
--------------------------------------------------------------------------------
   Statements of Net Assets                                                   24
--------------------------------------------------------------------------------
   Statements of Operations                                                   28
--------------------------------------------------------------------------------
   Statements of Changes in Net Assets                                        29
--------------------------------------------------------------------------------
   Financial Highlights                                                       30
--------------------------------------------------------------------------------
SMALL CAP FUNDS
--------------------------------------------------------------------------------
   Statements of Net Assets                                                   32
--------------------------------------------------------------------------------
   Statements of Operations                                                   36
--------------------------------------------------------------------------------
   Statements of Changes in Net Assets                                        37
--------------------------------------------------------------------------------
   Financial Highlights                                                       38
--------------------------------------------------------------------------------
INTERNATIONAL FUNDS
--------------------------------------------------------------------------------
   Statements of Net Assets                                                   40
--------------------------------------------------------------------------------
   Statements of Operations                                                   46
--------------------------------------------------------------------------------
   Statements of Changes in Net Assets                                        47
--------------------------------------------------------------------------------
   Financial Highlights                                                       48
--------------------------------------------------------------------------------
SECTOR FUNDS
--------------------------------------------------------------------------------
   Statements of Net Assets                                                   50
--------------------------------------------------------------------------------
   Statements of Operations                                                   56
--------------------------------------------------------------------------------
   Statements of Changes in Net Assets                                        57
--------------------------------------------------------------------------------
   Financial Highlights                                                       58
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 62
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  March 31, 2001


DEAR SHAREHOLDERS:

On behalf of the board of directors of First American Investment Funds, thank you for the opportunity to manage your mutual fund investments. Whether you are a new or a long-term investor in our fund family, we take our role of helping you achieve your investment goals very seriously.

No matter how long you've been an investor, the last six months have probably been hard for you to stomach. After many years of strong economic growth and bull stock markets moving seemingly forever upward, investors suffered a rude awakening in 2000. The bubble burst for the technology sector early in the year after companies slowed tech spending after ramping up in 1999 for Y2K and the Internet. In addition, a series of interest rate hikes by the Federal Reserve aimed at slowing the economy culminated in the summer of 2000.

After markets across the board were volatile in the first three quarters of 2000, the beginning of this shareholder report's six-month reporting period--October 1, 2000--marked a distinct downward trend in all major stock market indices including the Nasdaq Composite, the S&P 500 Index, and the Dow Jones Industrial Average (the Dow). The Dow fell from over 10,700 at the beginning of October 2000 to under 9,900 as of March 31, 2001. During the same period, the Nasdaq continued to plummet from above 3,500 in October to below 1,900, putting that index officially in bear territory. Only a few sectors of the stock market such as energy and financials, and styles such as value, held up well. In an effort to bring the economy back in check, the Federal Reserve cut interest rates twice in January of this year, once in March, and once in April after the reporting period for a total of 2.0%. So far in 2001, volatility still remains the name of the game.

We continue to actively manage and diversify the First American equity funds in the hopes of smoothing out some of the market volatility. First American Investment Funds' portfolio managers and their teams select individual holdings based on extensive research and analysis. As markets shift quickly, and sometimes recover quickly as well, we believe it is important to have your assets invested and to keep them invested to capture any potential upturn.

The only thing you can be sure of in market conditions like these is your reaction to them. Keeping your eye on your long-term investment objectives and diversifying your investments can help you weather the current investment storm. By staying invested, and possibly continuing to add to your investments when prices are down, you can make volatile markets work in your favor.

Within this report, you'll find financial statements on the First American equity funds during the past six months, plus a complete list of fund holdings.

In closing, we encourage you to talk to your investment executive today if you feel like you are seeing more volatility in your portfolio than you prefer. Our goal at First American is to not only help you achieve your investment goals, but to help you feel safe, confident, and secure along the way.

Thank you for the trust you have placed in First American Investment Funds.

Sincerely,


/s/ Virginia L. Stringer                      /s/ Paul A. Dow

VIRGINIA L. STRINGER                          PAUL A. DOW, CFA

Chairperson                                   Chief Investment Officer
First American Investment Funds, Inc.         U.S. Bancorp Piper Jaffray
                                              Asset Management, Inc.


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      1)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

BALANCED FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 56.9%
BASIC MATERIALS -- 2.1%
Alcoa                                                    40,600      $    1,460
Dow Chemical                                             42,000           1,326
Ecolab                                                   32,140           1,363
International Paper                                      25,300             913
Praxair                                                  10,900             487
                                                                     ----------
                                                                          5,549
                                                                     ----------
CAPITAL GOODS -- 4.0%
Caterpillar                                              18,800             834
General Electric                                         71,890           3,009
Honeywell International                                  22,400             914
Solectron*                                               28,200             536
Minnesota Mining & Manufacturing                         28,940           3,007
Tyco International                                       31,400           1,357
United Technologies                                      13,000             953
                                                                     ----------
                                                                         10,610
                                                                     ----------
COMMUNICATION SERVICES -- 3.5%
BellSouth                                                31,100           1,273
Level 3 Communications*                                  47,250             821
MCI Communications                                      500,000             506
Nextel Communications, Cl A*                             69,750           1,003
SBC Communications                                       36,944           1,649
Verizon Communications                                   34,600           1,706
Worldcom*                                                97,000           1,813
Xo Communications*                                       58,980             413
                                                                     ----------
                                                                          9,184
                                                                     ----------
CONSUMER CYCLICALS -- 5.1%
Best Buy*                                                23,890             859
Federated Department Stores*                             18,000             748
Ford Motor                                               31,019             872
Gannett                                                   8,000             478
Gap                                                      34,000             806
General Motors                                           13,800             716
Home Depot                                               33,430           1,441
Kohl's*                                                  14,180             875
Lowe's                                                    9,400             549
Masco                                                    26,800             647
McGraw-Hill                                              15,300             913
Omnicom Group                                            11,780             976
Target                                                   17,300             624
Wal-Mart Stores                                          63,050           3,184
                                                                     ----------
                                                                         13,688
                                                                     ----------
CONSUMER STAPLES -- 4.7%
Albertson's                                              36,900           1,174
AOL Time Warner*                                         66,200           2,658
ConAgra                                                  26,100             476
Cox Communications*                                      29,610           1,317
General Mills                                            16,700             718
Kimberly Clark                                           20,300           1,377
McDonald's                                               34,800             924
Procter & Gamble                                         14,500             908
Walgreen                                                 47,130           1,923
Walt Disney                                              33,300             952
                                                                     ----------
                                                                         12,427
                                                                     ----------

BALANCED FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
ENERGY -- 5.3%
Exxon Mobil                                              29,000      $    2,349
Halliburton                                              28,200           1,036
Nabors Industries*                                       25,250           1,309
Phillips Petroleum                                       15,800             870
Royal Dutch Petroleum, ADR                               29,000           1,608
Schlumberger                                             40,600           2,339
Texaco                                                   25,300           1,680
TotalFinaElf S.A                                         10,100             686
Transocean Sedco Forex                                   53,350           2,313
                                                                     ----------
                                                                         14,190
                                                                     ----------
FINANCIALS -- 10.2%
Allstate                                                 31,900           1,338
American Express                                         59,390           2,453
American International Group                             32,375           2,606
Bank of America                                          24,600           1,347
Bank of New York                                         25,910           1,276
Bank One                                                 23,200             839
Charles Schwab                                           36,600             564
Citigroup                                                95,331           4,288
Fannie Mae                                               25,300           2,014
First Union                                              34,000           1,122
Fleet Boston Financial                                   41,990           1,585
Hartford Financial Services Group                         5,800             342
J.P. Morgan Chase & Company                              61,500           2,761
Mellon Financial                                         20,500             831
Morgan Stanley Dean Witter                               32,780           1,754
Wells Fargo                                              40,600           2,008
                                                                     ----------
                                                                         27,128
                                                                     ----------
HEALTH CARE -- 6.6%
American Home Products                                   13,800             811
Amgen*                                                   10,950             659
Applera                                                   9,890             274
Bristol-Myers Squibb                                     67,320           3,999
Eli Lilly                                                12,200             935
Genentech*                                               23,740           1,199
Guidant*                                                 51,960           2,338
Johnson & Johnson                                        21,100           1,846
Medtronic                                                18,430             843
Merck                                                    11,780             894
Pfizer                                                   67,810           2,777
Pharmacia                                                21,544           1,085
                                                                     ----------
                                                                         17,660
                                                                     ----------
TECHNOLOGY -- 12.1%
Advanced Micro Devices*                                  30,400             807
Applied Materials*                                        9,000             392
Applied Micro Circuits*                                  28,570             471
Ariba*                                                   15,060             119
Automatic Data Processing                                20,900           1,137
BEA Systems*                                             11,520             338
Broadcom, Cl A*                                          10,660             308
Brocade Communications Systems*                          16,060             335
Ciena*                                                    7,850             328
Cisco Systems*                                          106,400           1,682
Compaq Computer                                          68,100           1,239

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(2      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

BALANCED FUND (CONTINUED)                               SHARES/
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Computer Associates International                        29,000      $      789
Corning                                                  12,860             266
Dell Computer*                                           64,700           1,662
Electronic Data Systems                                  23,200           1,296
EMC*                                                     37,920           1,115
First Data                                               17,400           1,039
Hewlett Packard                                          12,800             400
I2 Technologies*                                         14,830             215
IBM                                                       7,200             692
Intel                                                    80,960           2,130
JDS Uniphase*                                            24,470             451
Juniper Networks*                                        11,250             427
Lucent Technologies                                      59,900             597
Micron Technology                                        10,100             419
Microsoft*                                               74,800           4,091
Motorola                                                 47,100             672
Nokia, ADR                                               27,710             665
Nortel Networks                                         122,860           1,726
Oracle Systems*                                          56,580             848
Palm*                                                    33,150             279
QUALCOMM*                                                12,170             689
Siebel Systems*                                          15,650             426
Sun Microsystems*                                        56,400             867
Texas Instruments                                        54,520           1,689
VeriSign*                                                 9,700             344
Veritas Software*                                        15,280             707
Xilinx*                                                  17,340             609
                                                                     ----------
                                                                         32,266
                                                                     ----------
TRANSPORTATION -- 1.3%
Delta Air Lines                                           9,300             367
Southwest Airlines                                       55,225             980
Union Pacific                                            16,000             900
United Parcel Service                                    21,100           1,201
                                                                     ----------
                                                                          3,448
                                                                     ----------
UTILITIES -- 2.0%
AES*                                                     20,240           1,011
Duke Power                                               27,600           1,180
Enron                                                    14,030             815
FPL Group                                                10,200             625
Public Service Enterprise                                23,200           1,001
Texas Utilities                                          15,300             632
                                                                     ----------
                                                                          5,264
                                                                     ----------

TOTAL COMMON STOCKS
     (Cost $175,328)                                                    151,414
                                                                     ----------

CORPORATE OBLIGATIONS -- 16.5%
CONSUMER GOODS -- 1.1%
Target
     5.875%, 11/01/08                               $     3,000           2,970
                                                                     ----------
ENERGY -- 1.2%
Consolidated Natural Gas
     7.250%, 10/01/04                                     3,000           3,128
                                                                     ----------
FINANCE -- 8.4%
Bank of America
     7.125%, 09/15/06                                     2,000           2,100
Cigna
     7.400%, 01/15/03                                     2,825           2,913

BALANCED FUND (CONTINUED)
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust
     5.120%, 10/15/04                               $     2,500      $    2,512
Key Bank
     7.000%, 02/01/11                                     2,000           2,036
Lehman Brothers Holdings
     7.875%, 08/15/10                                     2,000           2,131
Newcourt Credit
     6.875%, 02/16/05                                     4,000           4,110
Salomon Smith Barney Holdings
     5.875%, 03/15/06                                     3,000           2,981
Wachovia
     6.605%, 10/01/25                                     3,500           3,567
                                                                     ----------
                                                                         22,350
                                                                     ----------
MANUFACTURING -- 4.1%
Boeing
     7.250%, 06/15/25                                     3,000           3,170
Ford Motor
     5.800%, 01/12/09                                     3,000           2,816
GMAC
     6.150%, 04/05/07                                     3,000           2,923
PPG Industries
     7.400%, 08/15/19                                     2,000           1,919
                                                                     ----------
                                                                         10,828
                                                                     ----------
SERVICES -- 0.9%
Time Warner
     8.875%, 10/01/12                                     2,025           2,372
                                                                     ----------
UTILITIES -- 0.8%
GTE South
     6.125%, 06/15/07                                     2,000           2,005
                                                                     ----------

TOTAL CORPORATE OBLIGATIONS
     (Cost $42,825)                                                      43,653
                                                                     ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 12.2%
FHLB
     6.250%, 08/13/04                                     3,000           3,116
FHLMC
     5.950%, 01/19/06                                     1,000           1,030
     6.000%, 03/01/15                                     3,458           3,447
     7.000%, 12/01/29                                     3,716           3,763
FHLMC CMO 1606-H
     6.000%, 11/15/08                                     3,150           3,188
FNMA
     6.000%, 03/01/03                                       128             129
     5.500%, 03/01/06                                     2,124           2,106
     7.000%, 11/01/14                                     2,566           2,623
     7.850%, 04/01/18                                       185             188
     7.000%, 04/01/29                                     1,714           1,734
     6.000%, 05/01/29                                     3,668           3,581
FNMA CMO 1993-50
     5.500%, 10/25/22                                     5,000           4,649
GNMA
     7.500%, 09/15/27                                       294             301
     7.000%, 04/15/29                                     2,482           2,520
                                                                     ----------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
     (Cost $31,394)                                                      32,375
                                                                     ----------


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      3)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

BALANCED FUND (CONTINUED)                              PAR(000)
DESCRIPTION                                             /SHARES      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 5.8%
U.S. Treasury Bonds
     7.125%, 02/15/23                               $     4,000      $    4,650
     6.875%, 08/15/25                                     4,000           4,580
U.S. Treasury Note
     6.875%, 05/15/06                                     2,000           2,200
United States Treasury Inflation Note (TIPS)
     3.500%, 01/15/11                                     4,025           4,093
                                                                     ----------

TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $14,974)                                                      15,523
                                                                     ----------

PRIVATE MORTGAGE-BACKED SECURITIES -- 1.0%
FIXED RATE -- 1.0%
General Electric Capital Mortgage 1994-17 A6
     7.000%, 05/25/24                                     2,675           2,782
                                                                     ----------

TOTAL PRIVATE MORTGAGE-BACKED SECURITIES
     (Cost $2,532)                                                        2,782
                                                                     ----------

ASSET-BACKED SECURITIES -- 3.5%
AUTO -- 1.2%
Union Acceptance 1998-B A5
     6.020%, 01/09/06                                     3,000           3,064
                                                                     ----------
HOME EQUITY -- 2.3%
Asset Securitization 1996-D6 A1B
     6.880%, 11/13/26                                     3,000           3,093
Merrill Lynch Mortgage Investors 1995-C3 A3(A)
     7.071%, 12/26/25                                     3,000           3,125
                                                                     ----------
                                                                          6,218
                                                                     ----------

TOTAL ASSET-BACKED SECURITIES
     (Cost $9,131)                                                        9,282
                                                                     ----------

U.S. GOVERNMENT AGENCY BACKED OBLIGATIONS -- 0.0%
Israel Government Trust Certificate Series 1C(B)
     9.250%, 11/15/01                                        77              78
                                                                     ----------

TOTAL U.S. GOVERNMENT AGENCY BACKED OBLIGATIONS
     (Cost $77)                                                              78
                                                                     ----------

RELATED PARTY MONEY MARKET FUND -- 3.6%
First American Prime Obligations Fund(C)              9,516,988           9,517
                                                                     ----------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $9,517)                                                        9,517
                                                                     ----------

TOTAL INVESTMENTS -- 99.5%
     (Cost $285,778)                                                    264,624
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%(D)                              1,403
                                                                     ----------

BALANCED FUND (CONCLUDED)
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 4,307,331
     outstanding shares                                              $   50,030
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 3,905,480
     outstanding shares                                                  56,072
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 155,217
     outstanding shares                                                   2,059
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 17,341,379
     outstanding shares                                                 182,605
Undistributed net investment income                                         158
Accumulated net realized loss on investments                             (3,743)
Net unrealized depreciation of investments                              (21,154)
                                                                     ----------
NET ASSETS -- 100.0%                                                 $  266,027
                                                                     ----------
Net asset value and redemption price per share --
     Class A                                                         $    10.34
Maximum sales charge of 5.25%(E)                                           0.57
                                                                     ----------
Offering price per share -- Class A                                  $    10.91
                                                                     ----------
Net asset value and offering price per share --
      Class B(F)                                                     $    10.27
                                                                     ----------
Net asset value and redemption price per share --
      Class C(G)                                                     $    10.32
Maximum sales charge of 1.00%(H)                                           0.10
                                                                     ----------
Offering price per share -- Class C                                  $    10.42
                                                                     ----------
Net asset value, offering price, and redemption
     price per share -- Class Y                                      $    10.37
                                                                     ----------

 *  Non-income producing security
(A) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of March 31, 2001.
(B) Security is guaranteed by the U.S Government.
(C) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.
(D) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

        Collateral received for securities loaned, at value      $ 65,042
        Payable upon return of securities loaned                 $(65,042)

(E) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%
(F) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(G) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(H) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%
ADR--American Depositary Receipt
Cl--Class
CMO--Collateralized Mortgage Obligation
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GMAC--General Motors Acceptance Corporation
GNMA--Government National Mortgage Association
TIPS--Treasury Inflation Protection Security

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(4      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

EQUITY INCOME FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.4%
BASIC MATERIALS -- 6.0%
Dow Chemical                                             62,400      $    1,970
E.I. du Pont de Nemours                                  66,000           2,686
Ecolab                                                  169,900           7,207
Lyondell Chemical                                       135,150           1,942
Weyerhaeuser                                             62,800           3,190
                                                                     ----------
                                                                         16,995
                                                                     ----------
CAPITAL GOODS -- 7.3%
Caterpillar                                              42,750           1,897
Deere                                                    77,400           2,813
Emerson Electric                                         39,500           2,449
General Electric                                        119,400           4,998
Minnesota Mining & Manufacturing                         53,000           5,507
Parker Hannifin                                          73,900           2,935
                                                                     ----------
                                                                         20,599
                                                                     ----------
COMMUNICATION SERVICES -- 4.2%
BellSouth                                                70,700           2,893
Sprint                                                   77,900           1,713
Verizon Communications                                  145,500           7,173
                                                                     ----------
                                                                         11,779
                                                                     ----------
CONSUMER CYCLICALS -- 5.0%
Ford Motor                                              127,616           3,589
Maytag                                                   96,300           3,106
McGraw-Hill                                              73,300           4,372
Omnicom Group                                            35,400           2,934
Visteon                                                   9,558             144
                                                                     ----------
                                                                         14,145
                                                                     ----------
CONSUMER STAPLES -- 8.0%
Anheuser Busch                                          109,100           5,011
Avon Products                                            70,400           2,815
Colgate-Palmolive                                        48,700           2,691
Kimberly Clark                                           66,100           4,484
PepsiCo                                                  98,900           4,347
Sara Lee                                                152,200           3,285
                                                                     ----------
                                                                         22,633
                                                                     ----------
ENERGY -- 9.9%
BP Amoco, ADR                                            93,096           4,619
Chevron                                                  38,820           3,408
Exxon Mobil                                             121,324           9,827
Royal Dutch Petroleum, ADR                              179,200           9,935
                                                                     ----------
                                                                         27,789
                                                                     ----------
FINANCIALS -- 24.3%
American Express                                        109,000           4,502
Bank of America                                          75,824           4,151
Bank of New York                                        106,500           5,244
Citigroup                                               156,120           7,022
Comerica                                                 84,400           5,191
Cullen/Frost Bankers                                    128,900           4,415

EQUITY INCOME FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Fannie Mae                                               35,600      $    2,834
First Union                                             100,700           3,323
Household International                                  71,397           4,230
J.P. Morgan Chase & Company                             112,100           5,033
John Hancock Financial Services                         162,600           6,252
Mellon Financial                                        122,200           4,952
St. Paul Companies                                       82,610           3,639
XL Capital, Cl A                                         53,782           4,091
Zions Bancorp                                            68,600           3,573
                                                                     ----------
                                                                         68,452
                                                                     ----------
HEALTH CARE -- 9.8%
American Home Products                                  110,900           6,515
Baxter International                                     50,500           4,754
Bristol-Myers Squibb                                     62,700           3,724
Johnson & Johnson                                        52,800           4,618
Merck                                                    32,200           2,444
Pfizer                                                   84,300           3,452
Schering Plough                                          54,200           1,980
                                                                     ----------
                                                                         27,487
                                                                     ----------
REAL ESTATE INVESTMENT TRUSTS -- 8.2%
Archstone Community Trust                               108,600           2,672
Crescent Real Estate Equities                           101,700           2,309
Duke Realty Investments                                 195,172           4,518
Equity Office Properties Trust                           48,000           1,344
Equity Residential Properties Trust                      26,600           1,384
Healthcare Realty Trust                                 115,700           2,788
Kimco Realty                                             31,600           1,359
Manufactured Home Communities                           122,550           3,309
Simon Property Group                                    137,200           3,512
                                                                     ----------
                                                                         23,195
                                                                     ----------
TECHNOLOGY -- 4.4%
Electronic Data Systems                                  85,700           4,787
Hewlett Packard                                          86,800           2,714
IBM                                                      29,800           2,866
Intel                                                    75,000           1,974
                                                                     ----------
                                                                         12,341
                                                                     ----------
TRANSPORTATION -- 2.5%
Knightsbridge Tankers Limited                           176,500           4,313
United Parcel Service                                    49,000           2,788
                                                                     ----------
                                                                          7,101
                                                                     ----------
UTILITIES -- 6.8%
Consolidated Edison                                      90,000           3,339
Reliant Energy                                          119,100           5,389
Unisource Energy Holding                                147,700           3,102
Xcel Energy                                             239,800           7,220
                                                                     ----------
                                                                         19,050
                                                                     ----------

TOTAL COMMON STOCKS
     (Cost $180,652)                                                    271,566
                                                                     ----------


                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001     5)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

EQUITY INCOME FUND (CONTINUED)                         PAR(000)
DESCRIPTION                                             /SHARES      VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.4%
Level 3 Communications
     6.000%, 03/15/10                               $     2,774      $    1,136
Protein Design Labs
     5.500%, 02/15/07                                       582             501
Tribune (PHONES)
     2.000%, 05/15/29                                        24           2,299
                                                                     ----------

TOTAL CONVERTIBLE BONDS
     (Cost $4,579)                                                        3,936
                                                                     ----------

RELATED PARTY MONEY MARKET FUND -- 2.0%
First American Prime Obligations Fund(A)              5,709,007           5,709
                                                                     ----------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $5,709)                                                        5,709
                                                                     ----------

TOTAL INVESTMENTS -- 99.8%
     (Cost $190,940)                                                    281,211
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.2%(B)                                635
                                                                     ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 1,422,056
     outstanding shares                                              $   21,721
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 745,027
     outstanding shares                                                  10,342
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 202,881
     outstanding shares                                                   3,305
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 16,819,559
     outstanding shares                                                 121,308
Undistributed net investment income                                         183
Accumulated net realized gain on investments                             34,716
Net unrealized appreciation of investments                               90,271
                                                                     ----------
NET ASSETS -- 100.0%                                                 $  281,846
                                                                     ----------
Net asset value and redemption price per share --
     Class A                                                         $    14.62
Maximum sales charge of 5.25%(C)                                           0.81
                                                                     ----------
Offering price per share -- Class A                                  $    15.43
                                                                     ----------
Net asset value and offering price per share --
     Class B(D)                                                      $    14.56
                                                                     ----------
Net asset value and redemption price per share --
     Class C(E)                                                      $    14.60
Maximum sales charge of 1.00%(F)                                           0.15
                                                                     ----------
Offering price per share -- Class C                                  $    14.75
                                                                     ----------
Net asset value, offering price, and redemption
     price per share -- Class Y                                      $    14.70
                                                                     ----------

EQUITY INCOME FUND (CONCLUDED)
DESCRIPTION
--------------------------------------------------------------------------------
 *  Non-income producing security
(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.
(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

        Collateral received for securities loaned, at value      $ 67,656
        Payable upon return of securities loaned                 $(67,656)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.
(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.
ADR--American Depositary Receipt
Cl--Class
PHONES--Participation Hybrid Option Note Exchangeable Securities Equity Linked
        Debt Security Exchangeable At Holders Option For 95% of 1 America Online share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(6      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

EQUITY INDEX FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
BASIC MATERIALS -- 2.5%
Air Products & Chemicals                                 31,787      $    1,221
Alcan Aluminum, ADR                                      43,440           1,564
Alcoa                                                   114,767           4,126
Allegheny Energy                                         11,009             192
Archer Daniels Midland                                   85,243           1,121
Barrick Gold                                             51,642             738
Bemis                                                     7,300             242
Boise Cascade                                             7,900             248
Dow Chemical                                            115,887           3,659
E.I. du Pont de Nemours                                 138,713           5,646
Eastman Chemical                                          9,693             477
Ecolab                                                   18,000             764
Engelhard                                                17,400             450
FMC*                                                      1,993             147
Freeport-McMoran Copper & Gold, Cl B                     18,605             243
Georgia Pacific                                          31,296             920
Great Lakes Chemical                                      7,409             228
Hercules                                                 14,700             191
Homestake Mining                                         32,153             169
Inco                                                     25,085             372
International Flavors & Fragrances                       13,636             301
International Paper                                      65,032           2,346
Louisiana Pacific                                        14,800             142
Mead                                                     14,200             356
Newmont Mining                                           25,590             412
Nucor                                                    11,191             448
Pactiv*                                                  23,003             279
Phelps Dodge                                              9,138             367
Placer Dome Group                                        42,210             365
Potlatch                                                  4,000             128
PPG Industries                                           22,236           1,025
Praxair                                                  21,575             963
Rohm & Haas                                              30,168             929
Sigma Aldrich                                            11,287             540
Temple Inland                                             6,055             268
USX-U.S. Steel Group                                     11,479             169
Vulcan Materials                                         13,686             641
Westvaco                                                 13,900             337
Weyerhaeuser                                             26,681           1,355
Willamette Industries                                    15,174             698
Worthington Industries                                   10,822             101
                                                                     ----------
                                                                         34,888
                                                                     ----------
CAPITAL GOODS -- 8.5%
Allied Waste Industries*                                 26,200             411
American Power Conversion*                               26,042             336
Avery Dennison                                           13,701             713
B.F. Goodrich                                            13,761             528
Ball                                                      4,200             193
Boeing                                                  114,543           6,381
Briggs & Stratton                                         1,943              75
Caterpillar                                              46,964           2,084
Cooper Industries                                        13,100             438
Crane                                                     9,100             237
Cummins Engine                                            5,376             202
Danaher                                                  17,480             954
Deere                                                    32,149           1,168
Dover                                                    27,105             971
Eaton                                                     5,285             362
Emerson Electric                                         52,442           3,251

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Fluor                                                    10,500        $    467
General Dynamics                                         24,191           1,518
General Electric                                      1,297,873          54,329
Honeywell International                                 105,516           4,305
Illinois Tool Works                                      36,408           2,069
Ingersoll Rand                                           19,729             783
ITT Industries                                           12,200             473
Jabil Circuit*                                           25,290             547
Johnson Controls                                          6,767             423
Lockheed Martin                                          57,339           2,044
McDermott International                                   7,933             100
Millipore                                                 5,843             270
Minnesota Mining & Manufacturing                         46,795           4,862
Molex                                                    25,751             909
National Service Industries                               5,600             131
Navistar International*                                   8,551             195
Northrop Grumman                                          6,677             581
Paccar                                                    8,652             388
Pall                                                     17,200             377
Parker Hannifin                                          15,684             623
Pitney Bowes                                             33,552           1,166
Power-One*                                               10,239             148
Rockwell International                                   24,378             886
Sanmina*                                                 39,728             777
Sealed Air*                                              10,831             361
Solectron*                                               84,047           1,598
Symbol Technologies                                      19,240             671
Textron                                                  16,258             924
Thermo Electron*                                         23,650             532
Thomas & Betts                                            7,731             134
Timken                                                    8,600             135
Tyco International                                      230,539           9,966
United Technologies                                      58,774           4,308
Waste Management                                         82,890           2,047
                                                                     ----------
                                                                        117,351
                                                                     ----------
COMMUNICATION SERVICES -- 6.0%
Alltel                                                   37,984           1,993
AT&T                                                    490,644          10,451
BellSouth                                               245,136          10,031
Centurytel                                               18,802             541
Citizens Communications*                                 34,950             442
Global Crossing*                                        115,106           1,553
Nextel Communications, Cl A*                             99,710           1,433
Qwest Communications*                                   216,725           7,596
SBC Communications                                      442,860          19,765
Sprint                                                  115,387           2,537
Sprint (PCS Group)*                                     122,177           2,321
Verizon Communications                                  353,000          17,403
Worldcom*                                               376,089           7,028
                                                                     ----------
                                                                         83,094
                                                                     ----------
CONSUMER CYCLICALS -- 8.5%
American Greetings, Cl A                                  8,032              85
Autozone*                                                15,131             424
Bed Bath & Beyond*                                       37,739             927
Best Buy*                                                26,904             967
Black & Decker                                           11,524             423
Brunswick                                                12,700             249
Carnival                                                 76,804           2,125
Cendant*                                                100,908           1,472
Centex                                                    8,200             342


                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001     7)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Cintas                                                   22,385        $    882
Circuit City Stores                                      27,376             290
Consolidated Stores*                                     15,011             151
Convergys                                                20,953             756
Cooper, Tire & Rubber                                    10,500             119
Costco Wholesale*                                        58,875           2,311
Dana                                                     20,523             353
Delphi Automotive Systems                                76,140           1,079
Dillards, Cl A                                           11,084             243
Dollar General                                           43,766             895
Dow Jones                                                 9,559             500
Federated Department Stores*                             25,338           1,053
Ford Motor                                              249,122           7,005
Gannett                                                  30,745           1,836
Gap                                                     111,825           2,652
General Motors                                           70,547           3,658
Genuine Parts                                            24,650             639
Goodyear Tire & Rubber                                   21,700             518
H & R Block                                              12,106             606
Harcourt General                                          8,221             458
Harley-Davidson                                          40,761           1,547
Harrah's Entertainment*                                  16,228             478
Hasbro                                                   23,544             304
Hilton Hotels                                            49,826             521
Home Depot                                              303,317          13,073
IMS Health                                               39,577             985
Interpublic Group                                        39,350           1,352
J.C. Penney                                              32,291             516
Kb Home                                                   6,600             215
Kmart*                                                   63,153             594
Knight-Ridder                                             8,397             451
Kohl's*                                                  40,969           2,527
Leggett & Platt                                          27,200             523
Limited                                                  57,707             907
Liz Claiborne                                             7,237             340
Lowe's                                                   49,532           2,895
Marriott International, Cl A                             32,439           1,336
Masco                                                    60,467           1,460
Mattel                                                   57,445           1,019
May Department Stores                                    39,352           1,396
Maytag                                                    9,856             318
McGraw-Hill                                              23,891           1,425
Meredith                                                  7,100             248
New York Times, Cl A                                     22,866             937
Nike, Cl B                                               35,045           1,421
Nordstrom                                                18,083             294
Office Depot*                                            39,990             350
Omnicom Group                                            20,646           1,711
Pulte                                                     6,000             242
Radioshack                                               24,108             884
Reebok International*                                     7,800             194
Sears Roebuck                                            45,020           1,588
Sherwin Williams                                         23,000             586
Snap-On Tools                                             8,100             236
Stanley Works                                            12,400             409
Staples*                                                 60,000             892
Starwood Hotels and Resorts World Wide                   25,600             871
Target                                                  117,967           4,256

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Tiffany & Company                                        19,404        $    529
TJX                                                      38,323           1,226
Toys 'R' Us*                                             26,989             677
Tribune                                                  40,905           1,666
TRW                                                      15,219             517
V.F                                                      15,881             556
Visteon                                                  18,656             281
Wal-Mart Stores                                         584,374          29,511
Whirlpool                                                 6,478             324
                                                                     ----------
                                                                        117,606
                                                                     ----------
CONSUMER STAPLES -- 12.8%
Adolph Coors, Cl B                                        4,227             277
Alberto-Culver, Cl B                                      7,700             305
Albertson's                                              56,115           1,786
Anheuser Busch                                          116,167           5,336
AOL Time Warner*                                        566,081          22,728
Avon Products                                            31,968           1,278
Brown Forman, Cl B                                        4,687             290
Campbell Soup                                            57,275           1,711
Cardinal Health                                          39,087           3,782
Clear Channel Communications*                            75,062           4,087
Clorox                                                   31,953           1,005
Coca-Cola                                               326,330          14,737
Coca-Cola Enterprises                                    55,203             981
Colgate-Palmolive                                        75,551           4,175
Comcast, Cl A*                                          119,597           5,016
ConAgra                                                  72,228           1,317
CVS                                                      50,896           2,977
Darden Restaurants                                       16,905             401
Deluxe                                                   10,200             241
Fortune Brands                                           22,800             784
General Mills                                            39,126           1,683
Gillette                                                139,239           4,340
H.J. Heinz                                               47,636           1,915
Hershey Foods                                            17,962           1,245
Kellogg                                                  55,262           1,494
Kimberly Clark                                           68,289           4,632
Kroger*                                                 109,443           2,823
Longs Drug Stores                                         5,066             150
McDonald's                                              172,967           4,592
McKesson HBOC                                            37,836           1,012
Newell Rubbermaid                                        36,308             962
PepsiCo                                                 190,512           8,373
Philip Morris                                           291,938          13,852
Procter & Gamble                                        168,668          10,559
Quaker Oats                                              14,231           1,381
R.R. Donnelley & Sons                                    17,500             459
Ralston-Ralston Purina Group                             41,900           1,305
Robert Half International*                               23,650             529
Safeway*                                                 65,419           3,608
Sara Lee                                                111,373           2,403
Starbucks*                                               25,071           1,064
SUPERVALUE                                               18,826             251
Sysco                                                    89,707           2,378
Tricon Global Restaurants*                               20,398             779
Tupperware                                                8,000             191
Unilever, ADR                                            75,255           3,961

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(8      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Univision Communications*                                27,150      $    1,036
UST                                                      21,973             660
Viacom, Cl B*                                           229,323          10,083
Walgreen                                                133,101           5,430
Walt Disney                                             274,250           7,844
Wendy's International                                    16,174             361
William Wrigley Jr                                       19,866             959
Winn Dixie Stores                                        18,510             525
                                                                     ----------
                                                                        176,053
                                                                     ----------
ENERGY -- 6.8%
Amerada Hess                                              9,378             733
Anadarko Petroleum                                       32,690           2,052
Apache                                                   15,877             915
Ashland Oil                                               9,800             376
Baker Hughes                                             45,147           1,639
Burlington Resources                                     29,439           1,317
Chevron                                                  79,625           6,991
Conoco                                                   83,075           2,347
Devon Energy                                             17,165             999
EOG Resources                                            15,375             634
Exxon Mobil                                             456,083          36,943
Halliburton                                              58,774           2,160
Kerr-McGee                                               10,554             685
Nabors Industries*                                       19,308           1,001
Noble Drilling*                                          17,860             824
Occidental Petroleum                                     51,000           1,262
Phillips Petroleum                                       31,508           1,735
Rowan*                                                   12,800             352
Royal Dutch Petroleum, ADR                              282,353          15,654
Schlumberger                                             73,004           4,206
Sunoco                                                   11,771             382
Texaco                                                   72,058           4,785
Tosco                                                    20,000             855
Transocean Sedco Forex                                   41,248           1,788
Unocal                                                   33,600           1,162
USX-Marathon Group                                       42,072           1,134
                                                                     ----------
                                                                         92,931
                                                                     ----------
FINANCIALS -- 17.5%
AFLAC                                                    70,214           1,934
Allstate                                                 99,396           4,169
AMBAC                                                    13,800             875
American Express                                        175,733           7,258
American General                                         61,776           2,363
American International Group                            304,924          24,546
Amsouth Bancorp                                          51,127             859
Aon                                                      35,317           1,254
Bank of America                                         214,051          11,719
Bank of New York                                         99,850           4,917
Bank One                                                155,054           5,610
BB&T                                                     53,594           1,885
Bear Stearns                                             13,753             629
C.I.T., Cl A                                             35,392           1,022
Capital One Financial                                    25,552           1,418
Charles Schwab                                          182,278           2,811
Charter One Financial                                    29,529             836
Chubb                                                    21,601           1,565
Cigna                                                    17,932           1,925
Cincinnati Financial                                     22,528             855
Citigroup                                               659,963          29,685
Comerica                                                 22,278           1,370
Conseco                                                  44,326             714

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Countrywide Credit Industries                            15,700      $      775
Fannie Mae                                              130,728          10,406
FHLMC                                                    91,313           5,920
Fifth Third Bancorp                                      61,343           3,278
First Union                                             130,795           4,316
Fleet Boston Financial                                  146,041           5,513
Franklin Resources                                       32,880           1,286
Golden West Financial                                    19,890           1,291
Hartford Financial Services Group                        28,934           1,707
Household International                                  62,643           3,711
Huntington Bancshares                                    34,870             497
J.P. Morgan Chase & Company                             239,696          10,762
Jefferson-Pilot                                          12,170             826
KeyCorp                                                  59,483           1,535
Lehman Brothers Holdings                                 30,754           1,928
Lincoln National                                         25,257           1,073
Loew's                                                   18,380           1,092
Marsh & McLennan                                         32,774           3,114
MBIA                                                     12,229             987
MBNA                                                    113,503           3,757
Mellon Financial                                         66,939           2,712
Merrill Lynch                                           106,644           5,908
Metlife*                                                100,750           3,028
MGIC Investment                                          13,657             934
Moody's                                                  22,300             615
Morgan Stanley Dean Witter                              145,759           7,798
National City                                            82,833           2,216
Northern Trust                                           26,073           1,630
Old Kent Financial                                       19,320             734
PNC Bank                                                 34,239           2,320
Progressive                                               8,412             816
Providian Financial                                      36,405           1,786
Regions Financial                                        30,300             862
Safeco                                                   18,000             507
SouthTrust                                               23,300           1,066
St. Paul Companies                                       29,500           1,299
State Street                                             17,859           1,668
Stilwell Financial                                       29,704             797
Suntrust Banks                                           34,632           2,244
Synovus Financial                                        38,800           1,048
T Rowe Price Group                                       16,600             520
Torchmark                                                17,954             697
U.S. Bancorp                                            254,771           5,911
Union Planters                                           19,600             754
UnumProvident                                            33,300             973
USA Education                                            21,259           1,544
Wachovia                                                 21,539           1,298
Washington Mutual                                        77,421           4,239
Wells Fargo                                             223,948          11,079
                                                                     ----------
                                                                        240,996
                                                                     ----------
HEALTH CARE -- 13.1%
Abbott Laboratories                                     203,670           9,611
Aetna                                                    17,565             631
Allergan                                                 16,081           1,192
Alza, Cl A*                                              30,435           1,233
American Home Products                                  172,368          10,127
Amgen*                                                  135,560           8,159
Applera                                                  26,981             749
Bausch & Lomb                                             6,865             313
Baxter International                                     35,480           3,340
Becton Dickinson                                         34,435           1,216
Biogen*                                                  18,570           1,176


                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001     9)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Biomet                                                   23,400      $      922
Boston Scientific*                                       54,014           1,090
Bristol-Myers Squibb                                    256,781          15,253
C.R. Bard                                                 6,772             307
Chiron*                                                  24,528           1,076
Eli Lilly                                               146,948          11,265
Forest Laboratories*                                     23,060           1,366
Guidant*                                                 39,996           1,799
HCA                                                      74,048           2,982
HEALTHSOUTH*                                             52,606             678
Humana*                                                  23,200             243
Johnson & Johnson                                       178,750          15,635
King Pharmaceuticals*                                    22,127             902
Manor Care*                                              14,300             292
MedImmune*                                               27,584             990
Medtronic                                               158,584           7,254
Merck                                                   301,344          22,872
Pfizer                                                  825,965          33,823
Pharmacia                                               170,410           8,584
Quintiles Transnational*                                 15,596             294
Schering Plough                                         192,303           7,025
St. Jude Medical*                                        11,529             621
Stryker                                                  25,750           1,345
Tenet Healthcare*                                        43,300           1,905
United Healthcare                                        41,749           2,474
Watson Pharmaceuticals*                                  13,071             688
Wellpoint Health Networks*                                6,894             657
                                                                     ----------
                                                                        180,089
                                                                     ----------
TECHNOLOGY -- 17.8%
Adaptec*                                                 13,259             115
ADC Telecommunications*                                 101,434             862
Adobe Systems                                            31,608           1,105
Advanced Micro Devices*                                  41,520           1,102
Agilent Technologies*                                    59,440           1,827
Altera*                                                  52,582           1,127
Analog Devices*                                          47,224           1,711
Andrew*                                                  11,200             161
Apple Computer*                                          42,942             948
Applied Materials*                                      106,625           4,638
Applied Micro Circuits*                                  38,988             643
Autodesk                                                  7,857             240
Automatic Data Processing                                82,676           4,496
Avaya*                                                   36,330             472
BMC Software*                                            32,312             695
Broadcom, Cl A*                                          30,497             881
Broadvision*                                             35,362             189
Cabletron Systems*                                       24,315             314
Ceridian*                                                20,100             372
Cisco Systems*                                          941,308          14,884
Citrix Systems*                                          24,467             517
Compaq Computer                                         222,624           4,052
Computer Associates International                        76,047           2,068
Computer Sciences*                                       20,729             671
Compuware*                                               48,036             468
Comverse Technology*                                     20,623           1,214
Conexant Systems*                                        31,573             282
Corning                                                 121,177           2,507
Dell Computer*                                          338,248           8,689

EQUITY INDEX FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Eastman Kodak                                            37,233      $    1,485
Electronic Data Systems                                  60,532           3,381
EMC*                                                    286,592           8,426
Equifax                                                  19,600             612
First Data                                               51,718           3,088
Gateway*                                                 42,293             711
Hewlett Packard                                         258,635           8,088
IBM                                                     228,068          21,936
Intel                                                   880,453          23,167
Intuit*                                                  26,988             749
JDS Uniphase*                                           169,167           3,119
KLA Tencor*                                              24,431             962
Lexmark International, Cl A*                             15,580             709
Linear Technology                                        40,774           1,674
LSI Logic*                                               41,911             659
Lucent Technologies                                     437,425           4,361
Maxim Integrated Products*                               36,326           1,511
Mercury Interactive*                                      9,948             417
Micron Technology                                        75,174           3,122
Microsoft*                                              697,088          38,122
Motorola                                                286,329           4,083
National Semiconductor*                                  23,866             638
NCR*                                                     12,617             492
Network Appliance*                                       41,471             697
Nortel Networks                                         408,232           5,736
Novell*                                                  42,823             214
Novellus Systems*                                        18,718             759
Oracle Systems*                                         732,235          10,969
Palm*                                                    74,281             624
Parametric Technology*                                   35,823             325
Paychex                                                  49,734           1,843
Peoplesoft*                                              37,585             881
Perkinelmer                                               5,486             288
QLogic*                                                  11,285             254
QUALCOMM*                                                97,681           5,531
Raytheon, Cl B                                           45,673           1,342
Sabre Holdings*                                          17,483             807
Sapient*                                                 16,005             115
Scientific-Atlanta                                       21,060             876
Seagate Escrow Security*                                 30,076               9
Siebel Systems*                                          56,297           1,531
Sun Microsystems*                                       421,529           6,479
Tektronix                                                11,799             322
Tellabs*                                                 53,217           2,165
Teradyne*                                                22,810             753
Texas Instruments                                       227,023           7,033
Unisys*                                                  41,772             585
Veritas Software*                                        51,521           2,382
Vitesse Semiconductor*                                   23,404             557
W.W. Grainger                                            12,838             435
Xerox                                                    85,730             514
Xilinx*                                                  43,404           1,525
Yahoo*                                                   73,280           1,154
                                                                     ----------
                                                                        245,467
                                                                     ----------
TRANSPORTATION -- 0.8%
AMR*                                                     20,500             720
Burlington Northern Santa Fe                             53,610           1,629
CSX                                                      29,073             980
Delta Air Lines                                          14,941             590

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(10      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

EQUITY INDEX FUND (CONTINUED)                           SHARES/
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
FedEx*                                                   38,331      $    1,598
Norfolk Southern                                         51,215             857
Ryder System                                              8,200             148
Southwest Airlines                                      101,237           1,797
U.S. Air Group*                                           9,071             322
Union Pacific                                            31,145           1,752
                                                                     ----------
                                                                         10,393
                                                                     ----------
UTILITIES -- 4.1%
AES*                                                     71,977           3,596
Allegheny Energy                                         14,550             673
Ameren                                                   18,277             748
American Electric Power                                  42,816           2,012
Calpine*                                                 36,624           2,017
Cinergy                                                  21,274             714
CMS Energy                                               16,100             476
Consolidated Edison                                      28,363           1,052
Constellation Energy                                     21,200             935
Dominion Resources of Virginia                           29,124           1,878
DTE Energy                                               20,100             800
Duke Power                                               94,886           4,055
Dynegy                                                   41,886           2,137
Edison International                                     42,768             541
El Paso                                                  64,811           4,232
Enron                                                    97,381           5,658
Entergy                                                  29,809           1,133
Exelon                                                   41,799           2,742
FirstEnergy                                              29,551             825
FPL Group                                                21,216           1,301
GPU                                                      15,980             519
Keyspan                                                  18,131             691
Kinder Morgan                                            15,060             801
Niagara Mohawk Holdings*                                 21,452             363
Nicor                                                     6,500             242
Nisource                                                 22,081             687
ONEOK                                                     4,300             176
Peoples Energy                                            4,900             190
PG&E                                                     50,579             630
Pinnacle West Capital                                    11,800             541
PPL                                                      19,612             862
Progress Energy                                          27,079           1,166
Public Service Enterprise                                29,299           1,265
Reliant Energy                                           39,159           1,772
Sempra Energy                                            28,300             659
Southern                                                 89,478           3,140
Texas Utilities                                          34,209           1,414
Williams                                                 62,924           2,696
Xcel Energy                                              45,554           1,372
                                                                     ----------
                                                                         56,711
                                                                     ----------

TOTAL COMMON STOCKS
     (Cost $974,532)                                                  1,355,579
                                                                     ----------

U.S. TREASURY OBLIGATIONS -- 0.1%
United States Treasury Bill 06/21/01
     4.020%, 06/21/01 (A)                           $     2,000           1,982
                                                                     ----------

TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $1,980)                                                        1,982
                                                                     ----------

EQUITY INDEX FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.8%
First American Prime Obligations Fund (B)            24,779,194      $   24,779
                                                                     ----------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $24,779)                                                      24,779
                                                                     ----------

TOTAL INVESTMENTS -- 100.3%
     (Cost $1,001,291)                                                1,382,340
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.3%) (C)                          (3,633)
                                                                     ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 4,909,775
     outstanding shares                                              $  111,344
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 4,464,127
     outstanding shares                                                  99,824
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 1,490,626
     outstanding shares                                                  39,663
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 52,635,500
     outstanding shares                                                 752,982
Undistributed net investment income                                         151
Accumulated net realized loss on investments                             (5,126)
Net unrealized appreciation of investments and open
     futures contracts                                                  379,869
                                                                     ----------
NET ASSETS -- 100.0%                                                 $1,378,707
                                                                     ----------
Net asset value and redemption price per share --
     Class A                                                         $    21.74
Maximum sales charge of 5.25%(D)                                           1.20
                                                                     ----------
Offering price per share -- Class A                                  $    22.94
                                                                     ----------
Net asset value and offering price per share --
     Class B(E)                                                      $    21.51
                                                                     ----------
Net asset value and redemption price per share --
     Class C(F)                                                      $    21.65
Maximum sales charge of 1.00%(G)                                           0.22
                                                                     ----------
Offering price per share -- Class C                                  $    21.87
                                                                     ----------
Net asset value, offering price, and redemption
     price per share -- Class Y                                      $    21.73
                                                                     ----------

 *  Non-income producing security
(A) Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase.
(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See the notes to the financial statements.
(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

        Collateral received for securities loaned, at value     $ 409,560
        Payable upon return of securities loaned                $(409,560)

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.
(E) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(F) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(G) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.
ADR--American Depositary Receipt
Cl--Class
FHLMC--Federal Home Loan Mortgage Corporation


                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001    11)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

LARGE CAP GROWTH FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.2%
BASIC MATERIALS -- 1.8%
Ecolab                                                  372,045      $   15,782
                                                                     ----------
CAPITAL GOODS -- 6.0%
General Electric                                        833,850          34,905
Minnesota Mining & Manufacturing                        182,550          18,967
                                                                     ----------
                                                                         53,872
                                                                     ----------
COMMUNICATION SERVICES -- 2.9%
Level 3 Communications*                                 555,880           9,658
Nextel Communications, Cl A*                            819,090          11,774
XO Communications*                                      684,190           4,789
                                                                     ----------
                                                                         26,221
                                                                     ----------
CONSUMER CYCLICALS -- 9.5%
Best Buy*                                               277,340           9,973
Home Depot                                              387,867          16,717
Kohl's*                                                 164,705          10,161
Omnicom Group                                           136,500          11,313
Wal-Mart Stores                                         731,230          36,927
                                                                     ----------
                                                                         85,091
                                                                     ----------
CONSUMER STAPLES -- 7.6%
AOL Time Warner*                                        767,350          30,809
Cox Communications*                                     342,750          15,249
Walgreen                                                545,890          22,272
                                                                     ----------
                                                                         68,330
                                                                     ----------
ENERGY -- 4.9%
Nabors Industries*                                      293,100          15,194
Schlumberger                                            272,825          15,717
Transocean Sedco Forex                                  291,410          12,633
                                                                     ----------
                                                                         43,544
                                                                     ----------
FINANCIALS -- 10.2%
American Express                                        375,365          15,503
American International Group                            190,440          15,330
Bank of New York                                        300,800          14,811
Charles Schwab                                          424,650           6,548
Citigroup                                               407,096          18,311
J.P. Morgan Chase & Company                             293,320          13,170
Morgan Stanley Dean Witter                              140,910           7,539
                                                                     ----------
                                                                         91,212
                                                                     ----------
HEALTH CARE -- 18.9%
Amgen*                                                  130,740           7,869
Applera                                                 178,620           4,957
Bristol-Myers Squibb                                    528,460          31,391
Eli Lilly                                               141,920          10,880
Genentech*                                              275,460          13,911
Guidant*                                                601,985          27,083
Johnson & Johnson                                       245,035          21,433
Medtronic                                               213,970           9,787
Merck                                                   136,550          10,364
Pfizer                                                  785,450          32,164
                                                                     ----------
                                                                        169,839
                                                                     ----------

LARGE CAP GROWTH FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 26.2%
Applied Micro Circuits*                                 341,370      $    5,633
Ariba*                                                  174,510           1,380
Automatic Data Processing                               242,500          13,187
BEA Systems*                                            137,800           4,048
Broadcom, Cl A*                                         125,090           3,615
Brocade Communications Systems*                         241,400           5,043
Ciena*                                                  110,170           4,600
Cisco Systems*                                        1,233,368          19,503
Corning                                                 149,290           3,089
Dell Computer*                                          366,700           9,420
EMC*                                                    439,800          12,930
I2 Technologies*                                        171,960           2,493
Intel                                                   582,320          15,322
JDS Uniphase*                                           285,780           5,269
Juniper Networks*                                       133,790           5,079
Microsoft*                                              618,720          33,836
Nokia, ADR                                              320,870           7,701
Nortel Networks                                         918,160          12,900
Oracle Systems*                                         656,420           9,833
Palm*                                                   384,050           3,228
QUALCOMM*                                               176,830          10,013
Siebel Systems*                                         165,140           4,492
Sun Microsystems*                                       744,210          11,439
Texas Instruments                                       372,040          11,526
VeriSign*                                               112,450           3,985
Veritas Software*                                       176,850           8,178
Xilinx*                                                 213,350           7,494
                                                                     ----------
                                                                        235,236
                                                                     ----------
TRANSPORTATION -- 2.8%
Southwest Airlines                                      640,653          11,372
United Parcel Service                                   245,000          13,940
                                                                     ----------
                                                                         25,312
                                                                     ----------
UTILITIES -- 2.4%
AES*                                                    234,710          11,726
Enron                                                   162,980           9,469
                                                                     ----------
                                                                         21,195
                                                                     ----------

TOTAL COMMON STOCKS
     (Cost $960,118)                                                    835,634
                                                                     ----------

RELATED PARTY MONEY MARKET FUND -- 6.9%
First American Prime Obligations Fund(A)             61,832,025          61,832
                                                                     ----------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $61,832)                                                      61,832
                                                                     ----------

TOTAL INVESTMENTS -- 100.1%
     (Cost $1,021,950)                                                  897,466
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)(B)                             (846)
                                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(12      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

LARGE CAP GROWTH FUND (CONCLUDED)
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 10,318,601
     outstanding shares                                              $  116,338
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 2,003,673
     outstanding shares                                                  34,253
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 1,267,529
     outstanding shares                                                  25,049
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 63,669,757
     outstanding shares                                                 754,712
Accumulated net investment loss                                          (1,199)
Accumulated net realized gain on investments                             91,951
Net unrealized depreciation of investments                             (124,484)
                                                                     ----------
NET ASSETS -- 100.0%                                                 $  896,620
                                                                     ----------
Net asset value and redemption price per share --
     Class A                                                         $    11.52
Maximum sales charge of 5.25%(C)                                           0.64
                                                                     ----------
Offering price per share -- Class A                                  $    12.16
                                                                     ----------
Net asset value and offering price per share --
     Class B(D)                                                      $    11.10
                                                                     ----------
Net asset value and redemption price per share --
     Class C(E)                                                      $    11.32
Maximum sales charge of 1.00%(F)                                           0.11
                                                                     ----------
Offering price per share -- Class C                                  $    11.43
                                                                     ----------
Net asset value, offering price, and redemption
     price per share -- Class Y                                      $    11.64
                                                                     ----------

 *  Non-income producing security
(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.
(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

          Collateral received for securities loaned, at value    $ 234,059
          Payable upon return of securities loaned               $(234,059)

(C) The offering price is calculated by dividing the net assets value by 1 minus the maximum sales charge of 5.25%.
(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(F) The offering price is calculated by dividing the net assets value by 1 minus the maximum sales charge of 1.00%.
ADR--American Depositary Receipt
CI--Class


                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001    13)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

LARGE CAP VALUE FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
BASIC MATERIALS -- 5.1%
Alcoa                                                   639,400      $   22,987
Dow Chemical                                            662,100          20,903
International Paper                                     398,900          14,392
Praxair                                                 176,700           7,890
                                                                     ----------
                                                                         66,172
                                                                     ----------
CAPITAL GOODS -- 7.3%
Caterpillar                                             296,200          13,145
Honeywell International                                 351,700          14,349
Minnesota Mining & Manufacturing                        211,900          22,017
Solectron*                                              444,400           8,448
Tyco International                                      497,300          21,498
United Technologies                                     200,900          14,726
                                                                     ----------
                                                                         94,183
                                                                     ----------
COMMUNICATION SERVICES -- 7.9%
BellSouth                                               485,400          19,863
SBC Communications                                      592,526          26,445
Verizon Communications                                  546,612          26,948
Worldcom*                                             1,525,900          28,515
                                                                     ----------
                                                                        101,771
                                                                     ----------
CONSUMER CYCLICALS -- 7.7%
Federated Department Stores*                            283,800          11,792
Ford Motor                                              488,291          13,731
Gannett                                                 121,000           7,226
Gap                                                     538,900          12,783
General Motors                                          211,900          10,987
Lowe's                                                  143,000           8,358
Masco                                                   418,700          10,108
McGraw-Hill                                             240,500          14,346
Target                                                  271,400           9,792
                                                                     ----------
                                                                         99,123
                                                                     ----------
CONSUMER STAPLES -- 7.9%
Albertson's                                             586,600          18,666
ConAgra                                                 413,600           7,544
General Mills                                           257,400          11,071
Kimberly Clark                                          319,700          21,685
McDonald's                                              550,700          14,621
Procter & Gamble                                        225,100          14,091
Walt Disney                                             523,500          14,972
                                                                     ----------
                                                                        102,650
                                                                     ----------
ENERGY -- 12.7%
Exxon Mobil                                             457,600          37,066
Halliburton                                             447,300          16,438
Phillips Petroleum                                      249,300          13,724
Royal Dutch Petroleum, ADR                              457,600          25,369
Schlumberger                                            272,800          15,716
Texaco                                                  396,000          26,294
TotalFinaElf S.A                                        158,400          10,763
Transocean Sedco Forex                                  442,200          19,169
                                                                     ----------
                                                                        164,539
                                                                     ----------

LARGE CAP VALUE FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
FINANCIALS -- 23.5%
Allstate                                                501,800      $   21,046
American Express                                        423,900          17,507
American International Group                            246,700          19,859
Bank of America                                         390,100          21,358
Bank One                                                364,400          13,184
Citigroup                                               953,402          42,884
Fannie Mae                                              399,600          31,808
First Union                                             539,700          17,810
Fleet Boston Financial                                  667,601          25,202
Hartford Financial Services Group                        90,200           5,322
J.P. Morgan Chase & Company                             568,600          25,530
Mellon Financial                                        322,700          13,076
Morgan Stanley Dean Witter                              324,600          17,366
Wells Fargo                                             640,900          31,705
                                                                     ----------
                                                                        303,657
                                                                     ----------
HEALTH CARE -- 3.9%
American Home Products                                  221,400          13,007
Bristol-Myers Squibb                                    338,800          20,125
Pharmacia                                               342,291          17,241
                                                                     ----------
                                                                         50,373
                                                                     ----------
TECHNOLOGY -- 15.2%
Advanced Micro Devices*                                 435,100          11,548
Applied Materials*                                      143,700           6,251
Compaq Computer                                       1,072,000          19,510
Computer Associates International                       451,700          12,286
Dell Computer*                                          525,700          13,504
Electronic Data Systems                                 368,800          20,601
First Data                                              272,800          16,289
Hewlett Packard                                         203,800           6,373
IBM                                                     114,356          10,999
Intel                                                   439,300          11,559
Lucent Technologies                                     956,200           9,533
Micron Technology                                       158,700           6,591
Microsoft*                                              340,200          18,605
Motorola                                                740,600          10,561
Nortel Networks                                         871,100          12,239
Texas Instruments                                       348,300          10,790
                                                                     ----------
                                                                        197,239
                                                                     ----------
TRANSPORTATION -- 1.6%
Delta Air Lines                                         155,500           6,142
Union Pacific                                           269,100          15,137
                                                                     ----------
                                                                         21,279
                                                                     ----------
UTILITIES -- 4.2%
Duke Power                                              428,200          18,301
FPL Group                                               161,600           9,906
Public Service Enterprise                               367,400          15,857
Texas Utilities                                         241,800           9,991
                                                                     ----------
                                                                         54,055
                                                                     ----------

TOTAL COMMON STOCKS
     (Cost $1,237,133)                                                1,255,041
                                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(14      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

LARGE CAP VALUE FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 4.5%
First American Prime Obligations Fund(A)             58,018,300      $   58,018
                                                                     ----------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $58,018)                                                      58,018
                                                                     ----------

TOTAL INVESTMENTS -- 101.5%
     (Cost $1,295,151)                                                1,313,059
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- (1.5%)(B)                          (19,208)
                                                                     ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 6,340,002
     outstanding shares                                                $104,445
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 2,576,828
     outstanding shares                                                  58,380
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 505,219
     outstanding shares                                                  10,348
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 62,506,160
     outstanding shares                                               1,098,682
Distributions in excess of net investment income                            (93)
Accumulated net realized gain on investments                              4,181
Net unrealized appreciation of investments                               17,908
                                                                     ----------
NET ASSETS -- 100.0%                                                 $1,293,851
                                                                     ----------
Net asset value and redemption price per share --
     Class A                                                         $    17.95
Maximum sales charge of 5.25%(C)                                           0.99
                                                                     ----------
Offering price per share -- Class A                                  $    18.94
                                                                     ----------
Net asset value and offering price per share --
     Class B(D)                                                      $    17.66
                                                                     ----------
Net asset value and redemption price per share --
     Class C(E)                                                      $    17.87
Maximum sales charge of 1.00%(F)                                           0.18
                                                                     ----------
Offering price per share -- Class C                                  $    18.05
                                                                     ----------
Net asset value, offering price, and redemption
     price per share -- Class Y                                      $    18.01
                                                                     ----------

 *  Non-income producing security
(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.
(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

            Collateral received for securities loaned, at value    $ 239,435
            Payable upon return of securities loaned               $(239,435)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.
(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.
ADR--American Depositary Receipt
Cl--Class


                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001    15)

STATEMENTS OF OPERATIONS for the six months ended March 31, 2001 (unaudited) in thousands

                                                          BALANCED    EQUITY INCOME     EQUITY INDEX
                                                              FUND             FUND             FUND
------------------------------------------------------   ---------    -------------     ------------
INVESTMENT INCOME:
Interest                                                 $      61+       $     293+      $      209+
Dividends                                                    5,579            3,976            9,677
------------------------------------------------------   ---------        ---------       ----------
TOTAL INVESTMENT INCOME                                      5,640            4,269            9,886
======================================================   =========        =========       ==========
EXPENSES:
Investment advisory fees                                     1,091            1,030            5,467
Administrator fees                                             169              160              850
Transfer agent fees                                            113               68              238
Custodian fees                                                  47               44              234
Directors' fees                                                  2                1                8
Registration fees                                                2                1                8
Professional fees                                                5                4               23
Printing                                                         9                9               47
Distribution fees - Class A                                     63               26              156
Distribution fees - Class B                                    229               52              553
Distribution fees - Class C                                      8               13              170
Other                                                            2               11               41
------------------------------------------------------   ---------        ---------       ----------
TOTAL EXPENSES                                               1,740            1,419            7,795
======================================================   =========        =========       ==========
Less: Waiver of investment advisory fees                      (193)            (224)          (4,180)
------------------------------------------------------   ---------        ---------       ----------
TOTAL NET EXPENSES                                           1,547            1,195            3,615
======================================================   =========        =========       ==========
Investment income (loss) - net                               4,093            3,074            6,271
------------------------------------------------------   ---------        ---------       ----------

REALIZED AND UNREALIZED GAINS/(LOSSES)
ON INVESTMENTS - NET:
Net realized gain (loss) on investments                     (1,088)          35,220           17,440
Net realized loss on futures contracts                          --               --           (3,111)
Net change in unrealized appreciation or depreciation
 of investments                                            (34,918)         (35,184)        (340,044)
Net change in unrealized appreciation or depreciation
 of futures contracts                                           --               --              919
------------------------------------------------------   ---------        ---------       ----------
NET GAIN (LOSS) ON INVESTMENTS                             (36,006)              36         (324,796)
======================================================   =========        =========       ==========
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               $ (31,913)       $   3,110       $ (318,525)
======================================================   =========        =========       ==========

+ Includes income from securities lending program. See the Notes to the Financial Statements for additional information.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(16     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

  LARGE CAP       LARGE CAP
GROWTH FUND      VALUE FUND
-----------      ----------

 $    1,472+      $     285+
      2,211          12,407
 ----------       ---------
      3,683          12,692
 ==========       =========

      3,889           4,707
        604             731
        185             308
        166             202
          6               7
          6               7
         16              20
         33              40
        205             166
        148             242
         87              41
         28              37
 ----------       ---------
      5,373           6,508
 ==========       =========
       (491)           (675)
 ----------       ---------
      4,882           5,833
 ==========       =========
     (1,199)          6,859
 ----------       ---------

     91,951          15,083
         --              --
   (645,566)        (66,647)
         --              --
 ----------       ---------
   (553,615)        (51,564)
 ==========       =========
 $ (554,814)      $ (44,705)
 ==========       =========

                              FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001    17)

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                                      BALANCED
                                                                                          FUND
                                                                  -----------------------------
                                                                         10/1/00       10/1/99
                                                                              to            to
                                                                         3/31/01       9/30/00
                                                                  --------------- -------------
                                                                      (unaudited)
OPERATIONS:
Investment income (loss) - net                                     $       4,093   $    12,055
Net realized gain (loss) on investments                                   (1,088)       19,385
Net realized gain (loss) on futures contracts                                 --            --
Net change in unrealized appreciation or depreciation
 of investments                                                          (34,918)      (14,819)
Net change in unrealized appreciation or depreciation
 of futures contracts                                                         --            --
-----------------------------------------------------------------  -------------   -----------
Net increase (decrease) in net assets resulting from operations          (31,913)       16,621
-----------------------------------------------------------------  -------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                 (3,094)       (1,742)
  Class B                                                                   (431)       (1,177)
  Class C                                                                    (14)          (31)
  Class Y                                                                   (665)       (9,131)
Net realized gain on investments:
  Class A                                                                 (3,096)       (6,336)
  Class B                                                                 (2,834)       (5,610)
  Class C                                                                    (84)         (139)
  Class Y                                                                (13,708)      (30,348)
-----------------------------------------------------------------  -------------   -----------
Total distributions                                                      (23,926)      (54,514)
-----------------------------------------------------------------  -------------   -----------
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                                      2,880         9,966
  Reinvestment of distributions                                            3,707         7,969
  Payments for redemptions                                                (7,463)      (27,434)
-----------------------------------------------------------------  -------------   -----------
Increase (decrease) in net assets from Class A transactions                 (876)       (9,499)
-----------------------------------------------------------------  -------------   -----------
Class B
  Proceeds from sales                                                      1,325         3,627
  Reinvestment of distributions                                            3,220         6,629
  Payments for redemptions                                                (5,537)      (16,467)
-----------------------------------------------------------------  -------------   -----------
Increase (decrease) in net assets from Class B transactions                 (992)       (6,211)
-----------------------------------------------------------------  -------------   -----------
Class C
  Proceeds from sales                                                        470           711
  Reinvestment of distributions                                               98           169
  Payment for redemptions                                                   (176)         (652)
-----------------------------------------------------------------  -------------   -----------
Increase in net assets from Class C transactions                             392           228
-----------------------------------------------------------------  -------------   -----------
Class Y
  Proceeds from sales                                                     18,608        78,638
  Shares issued in connection with the acquisition of
   Santa Monica Common Trust Fund Assets                                      --            --
  Reinvestment of distributions                                           16,640        37,847
  Payments for redemptions                                               (57,897)     (199,112)
-----------------------------------------------------------------  -------------   -----------
Increase (decrease) in net assets from Class Y transactions              (22,649)      (82,627)
-----------------------------------------------------------------  -------------   -----------
Increase (decrease) in net assets from capital share
 transactions                                                            (24,125)      (98,109)
-----------------------------------------------------------------  -------------   -----------
Total increase (decrease) in net assets                                  (79,964)     (136,002)
NET ASSETS AT BEGINNING OF PERIOD                                        345,991       481,993
=================================================================  =============   ===========
NET ASSETS AT END OF PERIOD(2)                                     $     266,027   $   345,991
=================================================================  =============   ===========

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                        EQUITY                        EQUITY
                                                                                   INCOME FUND                    INDEX FUND
                                                                  ----------------------------- -----------------------------
                                                                         10/1/00       10/1/99         10/1/00       10/1/99
                                                                              to            to              to            to
                                                                         3/31/01       9/30/00         3/31/01       9/30/00
                                                                  --------------- ------------- --------------- -------------
                                                                      (unaudited)                   (unaudited)
OPERATIONS:
Investment income (loss) - net                                     $       3,074   $     6,507   $       6,271    $   12,671
Net realized gain (loss) on investments                                   35,220        30,881          17,440        33,504
Net realized gain (loss) on futures contracts                                 --            --          (3,111)       (1,336)
Net change in unrealized appreciation or depreciation
 of investments                                                          (35,184)       (1,467)       (340,044)      134,082
Net change in unrealized appreciation or depreciation
 of futures contracts                                                         --            --             919          (254)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Net increase (decrease) in net assets resulting from operations            3,110        35,921        (318,525)      178,667
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                   (199)         (355)           (405)         (797)
  Class B                                                                    (66)         (122)            (37)          (57)
  Class C                                                                    (17)          (27)            (11)          (16)
  Class Y                                                                 (2,748)       (6,079)         (6,002)      (11,786)
Net realized gain on investments:
  Class A                                                                 (2,173)       (1,377)         (4,071)       (3,056)
  Class B                                                                 (1,045)         (762)         (3,632)      (32,195)
  Class C                                                                   (264)         (129)         (1,074)       (2,748)
  Class Y                                                                (27,845)      (23,576)        (41,452)         (520)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Total distributions                                                      (34,357)      (32,427)        (56,684)      (51,175)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                                      4,638         7,332          21,516        51,652
  Reinvestment of distributions                                            1,783         1,307           4,289         3,719
  Payments for redemptions                                                (4,040)       (7,386)        (23,356)      (41,677)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Increase (decrease) in net assets from Class A transactions                2,381         1,253           2,449        13,694
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Class B
  Proceeds from sales                                                      1,711         1,911           6,903        31,361
  Reinvestment of distributions                                            1,095           838           3,604         2,741
  Payments for redemptions                                                (1,239)       (3,457)         (8,763)      (20,677)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Increase (decrease) in net assets from Class B transactions                1,567          (708)          1,744        13,425
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Class C
  Proceeds from sales                                                      1,180         1,201           8,827        21,485
  Reinvestment of distributions                                              280           150           1,052           519
  Payment for redemptions                                                   (723)         (605)         (4,080)       (5,551)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Increase in net assets from Class C transactions                             737           746           5,799        16,453
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Class Y
  Proceeds from sales                                                     23,658        31,895         183,537       487,404
  Shares issued in connection with the acquisition of
   Santa Monica Common Trust Fund Assets                                      --            --              --            --
  Reinvestment of distributions                                            8,336         3,772          42,479        37,337
  Payments for redemptions                                               (32,506)     (113,948)       (172,261)     (438,062)
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Increase (decrease) in net assets from Class Y transactions                 (512)      (78,281)         53,755        86,679
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Increase (decrease) in net assets from capital share
 transactions                                                              4,173       (76,990)         63,747       130,251
-----------------------------------------------------------------  -------------   -----------   -------------  ------------
Total increase (decrease) in net assets                                  (27,074)      (73,496)       (311,462)      257,743
NET ASSETS AT BEGINNING OF PERIOD                                        308,920       382,416       1,690,169     1,432,426
=================================================================  =============   ===========   =============  ============
NET ASSETS AT END OF PERIOD(2)                                     $     281,846   $   308,920   $   1,378,707    $1,690,169
=================================================================  =============   ===========   =============  ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(18     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                     LARGE CAP                       LARGE CAP
                   GROWTH FUND                      VALUE FUND
   -----------------------------  -----------------------------
       10/1/00         10/1/99        10/1/00          10/1/99
            to              to             to               to
       3/31/01         9/30/00        3/31/01          9/30/00
   -------------  --------------  -------------  --------------
    (unaudited)                    (unaudited)

    $   (1,199)     $   (3,407)     $   6,859        $  15,073
        91,951         134,538         15,083          118,158
            --              --             --               --

      (645,566)        136,297        (66,647)        (101,122)

            --              --             --               --
    ----------      ----------    -------------      -----------
      (554,814)        267,428        (44,705)          32,109
    ----------      ----------    -------------      -----------


            --              --           (573)          (1,273)
            --              --            (58)            (145)
            --              --             (8)              (9)
            --              --         (6,696)         (13,263)

       (19,676)        (25,025)       (12,851)         (20,882)
        (3,619)         (3,205)        (4,647)          (7,299)
        (1,789)           (192)          (613)            (187)
      (105,863)       (130,098)      (109,515)        (156,215)
    ----------      ----------    -------------      -----------
      (130,947)       (158,520)      (134,961)        (199,273)
    ----------      ----------    -------------      -----------


        21,610          48,259         11,283           32,480
        18,277          23,087         12,676           20,538
       (28,329)        (47,999)       (30,265)         (71,108)
    ----------      ----------    -------------      -----------
        11,558          23,347         (6,306)         (18,090)
    ----------      ----------    -------------      -----------

         3,626          17,153          1,890            4,965
         3,526           3,127          4,650            7,337
        (2,704)         (5,162)        (4,167)         (16,836)
    ----------      ----------    -------------      -----------
         4,448          15,118          2,373           (4,534)
    ----------      ----------    -------------      -----------

         8,009          16,991          4,304            5,590
         1,779             192            621              190
        (2,471)           (420)        (1,456)            (399)
    ----------      ----------    -------------      -----------
         7,317          16,763          3,469            5,381
    ----------      ----------    -------------      -----------

       234,144         282,229        172,930          354,191

            --          10,581             --               --
        51,487          43,249         84,830          101,147
      (101,061)       (168,652)      (164,925)        (473,352)
    ----------      ----------    -------------      -----------
       184,570         167,407         92,835          (18,014)
    ----------      ----------    -------------      -----------

       207,893         222,635         92,371          (35,257)
    ----------      ----------    -------------      -----------
      (477,868)        331,543        (87,295)        (202,421)
     1,374,488       1,042,945      1,381,146        1,583,567
    ==========      ==========    =============      ===========
    $  896,620      $1,374,488     $1,293,851       $1,381,146
    ==========      ==========    =============      ===========

(1) See note 4 in the notes to the financial statements for additional information.
(2) Includes undistributed (distributions in excess of) net investment income
    (000) of $158 and $269 for Balanced Fund, $183 and $139 for Equity Income Fund, $151 and $335 for Equity Index Fund, and $(1,199) and $0 for Large Cap Growth Fund, and $(93) and $383 for Large Cap Value Fund, at March 31, 2001, and September 30, 2000, respectively.


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        19)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated

                                                   REALIZED AND
                         NET ASSET                   UNREALIZED     DIVIDENDS
                             VALUE           NET       GAINS OR      FROM NET   DISTRIBUTIONS
                         BEGINNING    INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                         OF PERIOD        INCOME    INVESTMENTS        INCOME   CAPITAL GAINS
                       -----------  ------------  -------------  ------------  --------------
BALANCED FUND
Class A
 2001* (unaudited)       $  12.45      $  0.15        $ (1.39)      $ (0.15)       $ (0.72)
 2000                       13.46         0.36           0.24         (0.36)         (1.25)
 1999                       13.98         0.38           1.07         (0.38)         (1.59)
 1998                       15.41         0.40          (0.30)        (0.41)         (1.12)
 1997                       13.14         0.39           2.85         (0.39)         (0.58)
 1996                       12.12         0.39           1.43         (0.39)         (0.41)
Class B
 2001* (unaudited)       $  12.37      $  0.17        $ (1.44)      $ (0.11)       $ (0.72)
 2000                       13.40         0.27           0.22         (0.27)         (1.25)
 1999                       13.93         0.28           1.06         (0.28)         (1.59)
 1998                       15.36         0.30          (0.31)        (0.30)         (1.12)
 1997                       13.10         0.29           2.84         (0.29)         (0.58)
 1996                       12.09         0.31           1.42         (0.31)         (0.41)
Class C
 2001* (unaudited)       $  12.43      $  0.11        $ (1.39)      $ (0.11)       $ (0.72)
 2000                       13.45         0.28           0.22         (0.27)         (1.25)
 1999(1)                    13.69         0.23          (0.25)        (0.22)            --
Class Y
 2001* (unaudited)       $  12.48      $  0.17        $ (1.39)      $ (0.17)       $ (0.72)
 2000                       13.50         0.39           0.23         (0.39)         (1.25)
 1999                       14.01         0.41           1.08         (0.41)         (1.59)
 1998                       15.43         0.44          (0.30)        (0.44)         (1.12)
 1997                       13.15         0.42           2.86         (0.42)         (0.58)
 1996                       12.13         0.42           1.43         (0.42)         (0.41)
-------                  --------      -------        -------       -------        -------
EQUITY INCOME FUND
Class A
 2001* (unaudited)       $  16.29      $  0.14        $  0.01       $ (0.14)       $ (1.68)
 2000                       15.94         0.28           1.45         (0.28)         (1.10)
 1999                       15.70         0.36           1.15         (0.37)         (0.90)
 1998                       15.69         0.41           0.86         (0.41)         (0.85)
 1997                       12.65         0.40           3.40         (0.41)         (0.35)
 1996                       11.24         0.39           1.42         (0.39)         (0.01)
Class B
 2001* (unaudited)       $  16.24      $  0.09        $    --       $ (0.09)       $ (1.68)
 2000                       15.90         0.18           1.44         (0.18)         (1.10)
 1999                       15.65         0.24           1.16         (0.25)         (0.90)
 1998                       15.62         0.30           0.87         (0.29)         (0.85)
 1997                       12.61         0.29           3.37         (0.30)         (0.35)
 1996                       11.20         0.31           1.42         (0.31)         (0.01)
Class C
 2001* (unaudited)       $  16.28      $  0.07        $  0.02       $ (0.09)       $ (1.68)
 2000                       15.93         0.19           1.44         (0.18)         (1.10)
 1999(1)                    16.62         0.21          (0.70)        (0.20)            --
Class Y
 2001* (unaudited)       $  16.37      $  0.16        $  0.01       $ (0.16)       $ (1.68)
 2000                       16.00         0.32           1.47         (0.32)         (1.10)
 1999                       15.74         0.40           1.17         (0.41)         (0.90)
 1998                       15.70         0.46           0.88         (0.45)         (0.85)
 1997                       12.66         0.43           3.40         (0.44)         (0.35)
 1996                       11.24         0.42           1.43         (0.42)         (0.01)
-------                  --------      -------        -------       -------        -------
EQUITY INDEX FUND
Class A
 2001* (unaudited)       $  27.75      $  0.08        $ (5.18)      $ (0.08)       $ (0.83)
 2000                       25.52         0.17           2.91         (0.17)         (0.68)
 1999                       20.61         0.21           5.36         (0.22)         (0.44)
 1998                       20.76         0.24           1.39         (0.24)         (1.54)
 1997                       15.49         0.12           5.70         (0.12)         (0.43)
 1996                       13.35         0.27           2.32         (0.27)         (0.18)
Class B
 2001* (unaudited)       $  27.49      $  0.01        $ (5.15)      $ (0.01)       $ (0.83)
 2000                       25.34         0.00           2.84         (0.01)         (0.68)
 1999                       20.49         0.05           5.30         (0.06)         (0.44)
 1998                       20.67         0.09           1.36         (0.09)         (1.54)
 1997                       15.43         0.12           5.67         (0.12)         (0.43)
 1996                       13.30         0.17           2.31         (0.17)         (0.18)
Class C
 2001* (unaudited)       $  27.66      $  0.01        $ (5.18)      $ (0.01)       $ (0.83)
 2000                       25.48         0.00           2.88         (0.02)         (0.68)
 1999(1)                    25.35         0.06           0.13         (0.06)            --
Class Y
 2001* (unaudited)       $  27.74      $  0.12        $ (5.18)      $ (0.12)       $ (0.83)
 2000                       25.51         0.23           2.91         (0.23)         (0.68)
 1999                       20.60         0.28           5.35         (0.28)         (0.44)
 1998                       20.74         0.29           1.40         (0.29)         (1.54)
 1997                       15.47         0.29           5.70         (0.29)         (0.43)
 1996                       13.34         0.31           2.31         (0.31)         (0.18)
-------                  --------      -------        -------       -------        -------

 + Returns are for the period indicated and have not been annualized.
 * For the six month period ended March 31, 2001. All ratios for the period have been annualized.
(A)Excluding sales charges.
(1)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(20     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                        RATIO OF        RATIO OF NET
                                                                     RATIO OF NET    EXPENSES TO   INVESTMENT INCOME
       NET ASSET                                         RATIO OF      INVESTMENT        AVERAGE          TO AVERAGE
           VALUE                        NET ASSETS    EXPENSES TO       INCOME TO     NET ASSETS          NET ASSETS   PORTFOLIO
          END OF             TOTAL          END OF        AVERAGE         AVERAGE     (EXCLUDING          (EXCLUDING    TURNOVER
          PERIOD         RETURN(A)    PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)            WAIVERS)        RATE
     -----------  ----------------  --------------  -------------  --------------  -------------  ------------------  ----------


      $  10.34          (10.55)%+     $   44,529         1.05%           2.57%          1.18%             2.44%            36%
         12.45            4.50            54,605         1.05            2.86           1.17              2.74             65
         13.46           10.75            69,753         1.05            2.69           1.16              2.58             77
         13.98            0.72            78,269         1.05            2.82           1.15              2.72            103
         15.41           25.80            32,309         1.05            2.74           1.13              2.66             84
         13.14           15.61            20,927         1.05            3.05           1.14              2.96             73

      $  10.27          (10.88)%+     $   40,126         1.80%           1.82%          1.93%             1.69%            36%
         12.37            3.59            49,457         1.80            2.11           1.92              1.99             65
         13.40            9.94            60,623         1.80            1.94           1.91              1.83             77
         13.93           (0.02)           59,323         1.80            2.02           1.90              1.92            103
         15.36           24.93            43,707         1.80            1.99           1.88              1.91             84
         13.10           14.78            15,542         1.80            2.32           1.89              2.23             73

      $  10.32          (10.90)%+     $    1,602         1.80%           1.82%          1.93%             1.69%            36%
         12.43            3.65             1,499         1.80            2.11           1.92              1.99             65
         13.45           (0.21)+           1,388         1.81            2.05           1.91              1.95             77

      $  10.37          (10.40)%+     $  179,770         0.80%           2.82%          0.93%             2.69%            36%
         12.48            4.67           240,430         0.80            3.11           0.92              2.99             65
         13.50           11.07           350,229         0.80            2.93           0.91              2.82             77
         14.01            1.03           455,426         0.80            3.01           0.90              2.91            103
         15.43           26.17           418,087         0.80            2.99           0.88              2.91             84
         13.15           15.89           332,786         0.80            3.31           0.89              3.22             73
      --------          ------        ----------         ----           -----           ----             -----            ---


      $  14.62            0.87%+      $   20,793         1.00%           1.90%          1.15%             1.75%            23%
         16.29           11.11            20,607         1.00            1.69           1.14              1.55             36
         15.94            9.74            18,970         1.00            2.01           1.13              1.88             35
         15.70            8.38            11,018         1.00            2.58           1.12              2.46             14
         15.69           31.16             7,276         1.00            2.96           1.17              2.79             39
         12.65           16.41             2,581         1.00            3.25           1.20              3.05             23

      $  14.56            0.47%+      $   10,846         1.75%           1.14%          1.90%             0.99%            23%
         16.24           10.35            10,366         1.75            0.95           1.89              0.81             36
         15.90            9.10            10,971         1.75            1.34           1.88              1.21             35
         15.65            7.77             8,570         1.75            1.81           1.87              1.69             14
         15.62           30.06             6,619         1.75            2.19           1.92              2.02             39
         12.61           15.66             3,770         1.75            2.49           1.95              2.29             23

      $  14.60            0.47%+      $    2,961         1.75%           1.14%          1.90%             0.99%            23%
         16.28           10.41             2,511         1.75            0.88           1.89              0.74             36
         15.93           (3.02)+           1,700         1.76            0.65           1.88              0.53             35

      $  14.70            1.00%+      $  247,246         0.75%           2.15%          0.90%             2.00%            23%
         16.37           11.46           275,436         0.75            1.99           0.89              1.85             36
         16.00           10.10           350,775         0.75            2.38           0.88              2.25             35
         15.74            8.85           359,588         0.75            2.81           0.87              2.69             14
         15.70           31.45           369,919         0.75            3.12           0.92              2.95             39
         12.66           16.79            64,590         0.75            3.50           0.95              3.30             23
      --------          ------        ----------         ----           -----           ----             -----            ---


      $  21.74          (18.87)%+     $  106,739         0.60%           0.67%          1.13%             0.14%             3%
         27.75           12.11           134,180         0.60            0.62           1.14              0.08             16
         25.52           27.30           110,439         0.60            0.85           1.14              0.31              7
         20.61            8.50            46,010         0.60            1.11           1.13              0.58             14
         20.76           39.47            15,977         0.60            1.36           1.13              0.83              8
         15.49           19.75             6,221         0.60            1.87           1.15              1.32             10

      $  21.51          (19.20)%+     $   96,022         1.35%          (0.08)%         1.90%            (0.63)%            3%
         27.49           11.25           121,092         1.35           (0.13)          1.89             (0.67)            16
         25.34           26.38            99,054         1.35            0.10           1.89             (0.44)             7
         20.49            7.66            44,122         1.35            0.37           1.88             (0.16)            14
         20.67           38.45            23,733         1.35            0.61           1.88              0.08              8
         15.43           18.95             8,252         1.35            1.11           1.90              0.56             10

      $  21.65          (19.19)%+     $   32,268         1.35%          (0.08)%         1.90%            (0.63)%            3%
         27.66           11.32            34,811         1.35           (0.13)          1.89             (0.67)            16
         25.48            0.76+           16,861         1.35            0.07           1.89             (0.47)             7

      $  21.73          (18.77)%+     $1,143,678         0.35%           0.91%          0.89%             0.37%             3%
         27.74           12.38         1,400,086         0.35            0.87           0.89              0.33             16
         25.51           27.61         1,206,072         0.35            1.11           0.89              0.57              7
         20.60            8.82           996,528         0.35            1.36           0.88              0.83             14
         20.74           39.85           557,258         0.35            1.62           0.88              1.09              8
         15.47           19.98           348,539         0.35            2.14           0.90              1.59             10
      --------         -------        ----------         ----           -----           ----             -----            ---


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        21)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated

                                                       REALIZED AND
                          NET ASSET                      UNREALIZED     DIVIDENDS
                              VALUE              NET       GAINS OR      FROM NET   DISTRIBUTIONS
                          BEGINNING       INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                          OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME   CAPITAL GAINS
                        -----------  ---------------  -------------  ------------  --------------
LARGE CAP GROWTH FUND
Class A
 2001* (unaudited)       $  21.55        $ (0.03)        $ (7.93)      $    --        $ (2.07)
 2000                       19.75          (0.09)           4.87            --          (2.98)
 1999                       16.25           0.02            5.39         (0.03)         (1.88)
 1998                       17.63           0.09           (0.02)        (0.09)         (1.36)
 1997                       13.63           0.09            4.28         (0.10)         (0.27)
 1996                       11.75           0.15            1.88         (0.15)            --
Class B
 2001* (unaudited)       $  20.93        $ (0.08)        $ (7.68)      $    --        $ (2.07)
 2000                       19.38          (0.22)           4.75            --          (2.98)
 1999                       16.06           0.07            5.13            --          (1.88)
 1998                       17.47           0.03           (0.05)        (0.03)         (1.36)
 1997                       13.57           0.01            4.18         (0.02)         (0.27)
 1996                       11.73           0.08            1.84         (0.08)            --
Class C
 2001* (unaudited)       $  21.30        $ (0.08)        $ (7.83)      $    --        $ (2.07)
 2000                       19.67          (0.09)           4.70            --          (2.98)
 1999(1)                    18.56           0.01            1.11         (0.01)            --
Class Y
 2001* (unaudited)       $  21.73        $ (0.01)        $ (8.01)      $    --        $ (2.07)
 2000                       19.84          (0.04)           4.91            --          (2.98)
 1999                       16.30           0.02            5.46         (0.06)         (1.88)
 1998                       17.64           0.13            0.02         (0.13)         (1.36)
 1997                       13.66           0.12            4.26         (0.13)         (0.27)
 1996                       11.78           0.18            1.88         (0.18)            --
-------                  --------        -------         -------       -------        -------
LARGE CAP VALUE FUND
Class A
 2001* (unaudited)       $  20.59        $  0.07         $ (0.69)      $ (0.08)       $ (1.94)
 2000                       23.12           0.17            0.22         (0.17)         (2.75)
 1999                       22.39           0.19            4.44         (0.20)         (3.70)
 1998                       28.74           0.29           (2.59)        (0.29)         (3.76)
 1997                       22.59           0.33            7.90         (0.32)         (1.76)
 1996                       19.57           0.36            4.07         (0.36)         (1.05)
Class B
 2001* (unaudited)       $  20.30        $  0.02         $ (0.70)      $ (0.02)       $ (1.94)
 2000                       22.87           0.05            0.18         (0.05)         (2.75)
 1999                       22.21           0.07            4.36         (0.07)         (3.70)
 1998                       28.55           0.13           (2.58)        (0.13)         (3.76)
 1997                       22.50           0.18            7.81         (0.18)         (1.76)
 1996                       19.49           0.22            4.06         (0.22)         (1.05)
Class C
 2001* (unaudited)       $  20.51        $  0.02         $ (0.10)      $ (0.62)       $ (1.94)
 2000                       23.09           0.06            0.17         (0.06)         (2.75)
 1999(1)                    22.79           0.08            0.30         (0.08)            --
Class Y
 2001* (unaudited)       $  20.64        $  0.10         $ (0.68)      $ (0.11)       $ (1.94)
 2000                       23.17           0.23            0.21         (0.22)         (2.75)
 1999                       22.42           0.25            4.46         (0.26)         (3.70)
 1998                       28.75           0.35           (2.57)        (0.35)         (3.76)
 1997                       22.60           0.39            7.90         (0.38)         (1.76)
 1996                       19.56           0.42            4.09         (0.42)         (1.05)
-------                  --------        -------         -------       -------        -------

 +Returns are for the period indicated and have not been annualized.
 *For the six month period ended March 31, 2001. All ratios for the period have been annualized.
(A)Excluding sales charges.
(1)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(22     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                         RATIO OF        RATIO OF NET
                                                                      RATIO OF NET    EXPENSES TO   INVESTMENT INCOME
       NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE   (LOSS) TO AVERAGE
           VALUE                        NET ASSETS    EXPENSES TO    INCOME (LOSS)     NET ASSETS          NET ASSETS   PORTFOLIO
          END OF             TOTAL          END OF        AVERAGE       TO AVERAGE     (EXCLUDING          (EXCLUDING    TURNOVER
          PERIOD         RETURN(A)    PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)            WAIVERS)        RATE
     -----------  ----------------  --------------  -------------  ---------------  -------------  ------------------  ----------


      $  11.52          (40.05)%+     $  118,844         1.05%           (0.39)%         1.14%            (0.48)%           33%
         21.55           25.74           208,556         1.05            (0.45)          1.14             (0.54)            47
         19.75           36.00           168,153         1.05            (0.05)          1.14             (0.14)            57
         16.25            0.61           140,948         1.05             0.56           1.11              0.50             38
         17.63           32.69            12,017         1.05             0.57           1.14              0.48             34
         13.63           17.38             5,318         1.04             1.13           1.17              1.00             21

      $  11.10          (40.27)%+     $   22,248         1.80%           (1.12)%         1.89%            (1.21)%           33%
         20.93           24.84            36,272         1.80            (1.20)          1.89             (1.29)            47
         19.38           34.99            19,011         1.80            (0.83)          1.89             (0.92)            57
         16.06            0.09            11,177         1.80            (0.20)          1.86             (0.26)            38
         17.47           31.42             9,487         1.80            (0.18)          1.89             (0.27)            34
         13.57           16.41             5,775         1.79             0.36           1.92              0.23             21

      $  11.32          (40.28)%+     $   14,350         1.80%           (1.12)%         1.89%            (1.21)%           33%
         21.30           24.89            17,538         1.80            (1.20)          1.89             (1.29)            47
         19.67            6.04+              962         1.80            (1.09)          1.89             (1.18)            57

      $  11.64          (39.96)%+     $  741,178         0.80%           (0.14)%         0.89%            (0.23)%           33%
         21.73           26.13         1,112,122         0.80            (0.20)          0.89             (0.29)            47
         19.84           36.36           854,819         0.80             0.20           0.89              0.11             57
         16.30            1.07           680,143         0.80             0.82           0.86              0.76             38
         17.64           32.75           681,151         0.80             0.77           0.89              0.68             34
         13.66           17.58           225,900         0.79             1.39           0.92              1.26             21
      --------         -------        ----------         ----            -----           ----             -----             --


      $  17.95           (3.50)%+     $  113,835         1.05%            0.84%          1.15%             0.74%            42%
         20.59            0.92           138,146         1.05            (0.45)          1.13             (0.53)            68
         23.12           21.93           177,251         1.05             0.82           1.15              0.72             61
         22.39           (8.77)          170,529         1.05             1.21           1.13              1.13             74
         28.74           38.82            50,381         1.05             1.14           1.14              1.05             57
         22.59           23.90            22,965         1.05             1.64           1.13              1.56             40

      $  17.66           (3.89)%+     $   45,518         1.80%            0.05%          1.90%            (0.05)%           42%
         20.30            0.17            49,662         1.80            (1.20)          1.88             (1.28)            68
         22.87           21.07            61,711         1.80             0.07           1.90             (0.03)            61
         22.21           (9.37)           56,259         1.80             0.41           1.88              0.33             74
         28.55           37.71            53,420         1.80             0.39           1.89              0.30             57
         22.50           23.08            23,316         1.80             0.89           1.88              0.81             40

      $  17.87           (3.85)%+     $    9,030         1.80%            0.05%          1.90%            (0.05)%           42%
         20.51            0.17             6,551         1.80            (1.20)          1.88             (1.28)            68
         23.09            1.65+            1,398         1.80             0.00           1.90             (0.10)            61

      $  18.01           (3.32)%+     $1,125,468         0.80%            1.08%          0.90%             0.98%            42%
         20.64            1.17         1,186,787         0.80            (0.20)          0.88             (0.28)            68
         23.17           22.28         1,343,207         0.80             1.07           0.90              0.97             61
         22.42           (8.47)        1,253,845         0.80             1.40           0.88              1.32             74
         28.75           39.13         1,095,262         0.80             1.39           0.89              1.30             57
         22.60           24.32           471,206         0.80             1.90           0.88              1.82             40
      --------         -------        ----------         ----            -----           ----             -----             --


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        23)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

MID CAP GROWTH FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.8%
BASIC MATERIALS -- 3.4%
Air Products & Chemicals                                 48,200      $    1,851
Consol Energy                                            71,900           2,481
Ecolab                                                   71,800           3,046
Martin Marietta Materials                                46,800           1,998
Massey Energy                                           119,000           2,846
Pactiv*                                                 206,500           2,501
                                                                     ----------
                                                                         14,723
                                                                     ----------
CAPITAL GOODS -- 3.8%
Allied Waste Industries*                                202,200           3,170
American Standard*                                       20,100           1,187
Capstone Turbine*                                        65,600           1,861
Danaher                                                  19,900           1,086
Johnson Controls                                         23,000           1,437
Northrop Grumman                                         12,500           1,087
Precision Castparts                                      39,900           1,319
Sanmina*                                                 69,500           1,360
Sensormatic Electronics                                 103,500           1,966
Symbol Technologies                                      64,200           2,241
                                                                     ----------
                                                                         16,714
                                                                     ----------
COMMUNICATION SERVICES -- 1.6%
Allegiance Telecommunications*                           73,800           1,089
McLeodUSA*                                              109,500             951
Powerwave Technologies*                                 123,300           1,680
Time Warner Telecommunications, Cl A*                    51,700           1,881
XO Communications*                                      167,400           1,172
                                                                     ----------
                                                                          6,773
                                                                     ----------
CONSUMER CYCLICALS -- 16.4%
Bed Bath & Beyond*                                      138,500           3,402
Best Buy*                                                67,200           2,416
BJ's Wholesale Club*                                     95,500           4,570
CDW Computer Centers*                                    59,700           1,851
Cendant*                                                254,800           3,718
Centex                                                  118,300           4,927
Cintas                                                   62,700           2,472
DeVry*                                                   29,800             895
Dollar General                                           52,700           1,077
Family Dollar Stores                                    157,500           4,048
Gentex*                                                  57,900           1,339
Harley-Davidson                                          88,600           3,362
Harrah's Entertainment*                                  98,200           2,890
IMS Health                                              136,600           3,401
International Game Technology                            42,900           2,160
J.C. Penney                                             140,700           2,250
Jones Apparel Group*                                     70,900           2,680
Lamar Advertising*                                       56,400           2,073
Lear*                                                    82,900           2,429
Lennar                                                   74,400           2,966
Mattel                                                  174,600           3,097
Radioshack                                               86,600           3,177
Reebok International*                                    99,400           2,471
Staples*                                                160,700           2,390
TJX                                                      95,100           3,043
Toys 'R' Us*                                             91,300           2,292
                                                                     ----------
                                                                         71,396
                                                                     ----------
CONSUMER STAPLES -- 4.0%
Brinker International*                                   14,900             416
Cablevision Systems*                                     17,550             456
Cablevision Systems, Cl A*                               35,100           2,470

MID CAP GROWTH FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Charter Communications*                                 146,700      $    3,319
Darden Restaurants                                      140,500           3,337
Newell Rubbermaid                                        82,100           2,176
Radio One*                                               77,100           1,354
Radio One, Cl D*                                         63,100             970
Tricon Global Restaurants*                               74,800           2,857
                                                                     ----------
                                                                         17,355
                                                                     ----------
ENERGY -- 12.7%
Apache                                                   44,200           2,546
Baker Hughes                                             80,200           2,912
Diamond Offshore Drilling                               102,800           4,045
EOG Resources                                            40,500           1,670
Grant Prideco*                                          147,200           2,532
Hanover Compressor*                                      86,800           2,752
Nabors Industries*                                      143,800           7,455
National-Oilwell*                                       221,500           7,671
Noble Drilling*                                          93,000           4,293
Ocean Energy                                            134,400           2,224
Santa Fe International                                  127,400           4,140
Smith International*                                     45,800           3,215
Tidewater                                               117,000           5,288
Transocean Sedco Forex                                  106,950           4,636
                                                                     ----------
                                                                         55,379
                                                                     ----------
FINANCIALS -- 13.7%
AMBAC                                                    23,300           1,478
Aon                                                      56,100           1,992
Capital One Financial                                    74,300           4,124
Charter One Financial                                    51,200           1,449
Conseco                                                 168,200           2,708
Countrywide Credit Industries                            69,000           3,405
Dime Bancorp                                            151,800           4,971
Fidelity National Financial                              42,500           1,138
Golden State Bancorp                                     84,500           2,356
Heller Financial                                         81,200           2,854
Legg Mason                                               53,100           2,235
National Commerce Bancorporation                        150,700           3,739
Old Republic International                              135,000           3,834
Providian Financial                                     123,900           6,077
Stilwell Financial                                      106,500           2,856
TCF Financial                                           159,600           6,031
UnumProvident                                            86,200           2,519
Waddell & Reed Financial, Cl A                           65,100           1,846
Zions Bancorp                                            76,200           3,969
                                                                     ----------
                                                                         59,581
                                                                     ----------
HEALTH CARE -- 12.0%
Allergan                                                 79,500           5,895
Applera                                                  18,300             508
Biogen*                                                  84,900           5,375
Celgene*                                                104,500           2,612
Cephalon*                                                93,000           4,470
Forest Laboratories*                                     46,400           2,749
Health Management Associates, Cl A*                     241,800           3,760
HEALTHSOUTH*                                            142,200           1,833
IDEC Pharmaceuticals*                                    99,500           3,980
IVAX                                                     86,200           2,715
Manor Care*                                             105,500           2,152
MedImmune*                                               34,700           1,245
Quest Diagnostic*                                        37,150           3,302
Techne*                                                 156,800           4,096
Teva Pharmaceutical Industries, ADR                      69,800           3,813
Watson Pharmaceuticals*                                  74,400           3,913
                                                                     ----------
                                                                         52,418
                                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(24     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

MID CAP GROWTH FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.6%
Affiliated Computer Services, Cl A*                      58,400        $  3,790
Agere Systems*                                          206,300           1,275
Apple Computer*                                          62,800           1,386
Applied Micro Circuits*                                  84,700           1,398
Atmel*                                                   29,800             292
Brocade Communications Systems*                         101,700           2,124
Cabot Microelectronics*                                  61,400           2,717
Cadence Design Systems*                                 159,000           2,940
Compuware*                                              137,800           1,344
Cytyc*                                                  169,600           2,798
Electronic Arts*                                         47,000           2,550
Emulex*                                                  96,800           1,821
Equifax                                                  71,000           2,219
Globespan*                                              152,900           3,345
Jack Henry & Associates                                  91,400           2,165
KLA Tencor*                                              52,500           2,067
L-3 Communications*                                      33,600           2,653
Lam Research*                                            57,100           1,356
McDATA*                                                 122,000           2,303
Mercury Interactive*                                     61,700           2,584
Metromedia Fiber Network, Cl A*                         109,400             599
Micromuse*                                               79,000           2,985
National Semiconductor*                                 101,800           2,723
Network Appliance*                                       51,100             859
Palm*                                                   281,100           2,363
Parametric Technology*                                  289,900           2,627
Peregrine Systems*                                      198,600           3,873
Rational Software*                                      109,400           1,942
Raytheon, Cl B                                           74,800           2,198
Redback Networks*                                        57,900             757
Research In Motion*                                      64,300           1,413
RF Micro Devices*                                        72,100             843
Sonus Networks *                                        101,900           2,033
SunGard Data Systems*                                    99,100           4,879
Synopsys*                                                74,500           3,497
TranSwitch*                                             107,800           1,415
TriQuint Semiconductor *                                164,300           2,434
Vignette*                                               357,600           2,302
Vitesse Semiconductor*                                   42,100           1,003
Vitria Technology*                                      321,900           1,227
                                                                       --------
                                                                         85,099
                                                                       --------
TRANSPORTATION -- 0.5%
Expeditors International of Washington                   39,300           1,982
                                                                       --------
UTILITIES -- 3.1%
Calpine*                                                 83,100           4,576
Dynegy                                                   94,400           4,815
Kinder Morgan                                            79,600           4,235
                                                                       --------
                                                                         13,626
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $439,896)                                                    395,046
                                                                       --------
RELATED PARTY MONEY MARKET FUND -- 9.3%
First American Prime Obligations Fund (A)            40,427,064          40,427
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $40,427)                                                      40,427
                                                                       --------

MID CAP GROWTH FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
Dime Bancorp Warrants*                                  226,300        $     53
                                                                       --------

TOTAL WARRANTS
     (Cost $0)                                                               53
                                                                       --------

TOTAL INVESTMENTS -- 100.1%
     (Cost $480,323)                                                    435,526
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%) (B)                            (436)
                                                                       --------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 20,152,951
     outstanding shares                                                $109,670
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 601,161
     outstanding shares                                                   7,541
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 1,049,257
     outstanding shares                                                  12,267
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 37,749,080
     outstanding shares                                                 401,933
Accumulated net investment loss                                            (359)
Accumulated net realized loss on investments                            (51,165)
Net unrealized depreciation of investments                              (44,797)
                                                                       --------
NET ASSETS -- 100.0%                                                   $435,090
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $   7.20
Maximum sales charge of 5.25%  (C)                                         0.40
                                                                       --------
Offering price per share -- Class A                                    $   7.60
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $   6.93
                                                                       --------
Net asset value and redemption price per share --
  Class C (E)                                                          $   6.99
Maximum sales charge of 1.00%  (F)                                         0.07
                                                                       --------
Offering price per share -- Class C                                    $   7.06
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $   7.38
                                                                       --------

*Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

              Collateral received for securities loaned, at value    $ 158,854
              Payable upon return of securities loaned               $(158,854)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR -- American Depositary Receipt
Cl -- Class


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               25)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

MID CAP VALUE FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
BASIC MATERIALS -- 5.7%
Air Products & Chemicals                                 96,300        $  3,698
Archer Daniels Midland                                  140,000           1,841
Lyondell Chemical                                       160,800           2,311
Rohm & Haas                                              71,600           2,206
Vulcan Materials                                         39,000           1,826
Westvaco                                                133,600           3,237
Weyerhaeuser                                             91,900           4,668
                                                                       --------
                                                                         19,787
                                                                       --------
CAPITAL GOODS -- 6.9%
Deere                                                    92,000           3,343
Dover                                                    92,300           3,308
General Dynamics                                         77,600           4,869
ITT Industries                                           86,200           3,340
Parker Hannifin                                         100,800           4,004
SPX                                                      33,400           3,031
Textron                                                  34,900           1,984
                                                                       --------
                                                                         23,879
                                                                       --------
COMMUNICATION SERVICES -- 1.3%
Centurytel                                               53,800           1,547
United States Cellular*                                  47,000           2,985
                                                                       --------
                                                                          4,532
                                                                       --------
CONSUMER CYCLICALS -- 11.4%
Delphi Automotive Systems                               343,900           4,873
Federated Department Stores*                             74,300           3,087
Lear*                                                    78,200           2,291
Lennar                                                   43,100           1,718
Limited                                                 247,100           3,884
Masco                                                   154,300           3,725
Mattel                                                  211,600           3,754
McGraw-Hill                                              75,400           4,498
Nike, Cl B                                               65,800           2,668
Office Depot*                                           401,400           3,512
Stanley Works                                            74,800           2,465
True North Communications                                72,500           2,737
                                                                       --------
                                                                         39,212
                                                                       --------
CONSUMER STAPLES -- 8.6%
Adolph Coors, Cl B                                       65,500           4,286
Cardinal Health                                          27,800           2,690
ConAgra                                                 182,100           3,322
Hershey Foods                                            73,700           5,109
Newell Rubbermaid                                       138,300           3,665
Pepsi Bottling Group                                     64,100           2,436
Suiza Foods*                                             74,800           3,597
Tricon Global Restaurants*                              124,500           4,755
                                                                       --------
                                                                         29,860
                                                                       --------
ENERGY -- 7.9%
Anadarko Petroleum                                       63,200           3,968
BJ Services*                                             45,200           3,218
Devon Energy                                             44,400           2,584
Kerr-McGee                                               55,100           3,576
Nabors Industries*                                       79,100           4,101

MID CAP VALUE FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
National-Oilwell*                                        81,600        $  2,826
Santa Fe International                                  129,600           4,212
Tosco                                                    60,600           2,591
                                                                       --------
                                                                         27,076
                                                                       --------
FINANCIALS -- 20.2%
Ace Limited                                              95,300           3,503
Amsouth Bancorp                                         156,100           2,624
Aon                                                      77,800           2,762
BB&T                                                    126,000           4,431
Capital One Financial                                    64,700           3,591
Chubb                                                    50,300           3,644
Comerica                                                 66,200           4,071
Compass Bancshares                                      105,600           2,257
Franklin Resources                                       94,100           3,680
Golden West Financial                                    49,400           3,206
Heller Financial                                         72,800           2,559
John Hancock Financial Services                          83,600           3,214
Lehman Brothers Holdings                                 75,300           4,721
Lincoln National                                         40,300           1,712
Marshall & Ilsley                                        48,800           2,577
MGIC Investment                                          48,000           3,284
National Commerce Bancorporation                        133,600           3,315
Nationwide Financial Services                            46,300           1,759
SouthTrust                                               77,800           3,559
St. Paul Companies                                       96,600           4,255
TCF Financial                                            72,700           2,747
Zions Bancorp                                            45,500           2,370
                                                                       --------
                                                                         69,841
                                                                       --------
HEALTH CARE -- 5.9%
Alpharma                                                 70,900           2,321
Becton Dickinson                                         47,800           1,688
Boston Scientific*                                       96,500           1,947
Health Management Associates, Cl A*                     121,300           1,886
Tenet Healthcare*                                        87,900           3,868
United Healthcare                                        36,700           2,175
Watson Pharmaceuticals*                                  43,200           2,272
Wellpoint Health Networks*                               42,800           4,079
                                                                       --------
                                                                         20,236
                                                                       --------
REAL ESTATE INVESTMENT TRUSTS -- 2.0%
Archstone Community Trust                                99,100           2,438
Equity Office Properties Trust                          162,600           4,553
                                                                       --------
                                                                          6,991
                                                                       --------
TECHNOLOGY -- 8.0%
Advanced Micro Devices*                                  91,800           2,436
Agere Systems*                                          157,000             970
Arrow Electronics                                        96,400           2,179
Avaya*                                                  190,600           2,478
BMC Software*                                            63,000           1,355
Cypress Semiconductor*                                  109,500           1,941
Harris                                                  133,000           3,292
Intuit*                                                  87,100           2,417
NCR*                                                     41,700           1,628
Novellus Systems*                                        32,000           1,298
Peoplesoft*                                              43,200           1,013
SunGard Data Systems*                                    77,800           3,830
Sybase*                                                 185,700           2,878
                                                                       --------
                                                                         27,715
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(26               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

MID CAP VALUE FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.6%
CSX                                                      79,500        $  2,679
Delta Air Lines                                          92,000           3,634
EGL*                                                     71,800           1,750
Southwest Airlines                                      116,100           2,061
Union Pacific                                           100,300           5,642
                                                                       --------
                                                                         15,766
                                                                       --------
UTILITIES -- 12.8%
Consolidated Edison                                      92,300           3,424
Constellation Energy                                    106,400           4,692
El Paso                                                  75,100           4,904
FPL Group                                                43,000           2,636
Kinder Morgan                                            66,900           3,559
Mirant*                                                  87,400           3,103
Pinnacle West Capital                                    62,400           2,862
PPL                                                      98,700           4,339
Public Service Enterprise                               102,800           4,437
Reliant Energy                                          113,800           5,150
Xcel Energy                                             166,000           4,998
                                                                       --------
                                                                         44,104
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $301,458)                                                    328,999
                                                                       --------

RELATED PARTY MONEY MARKET FUND -- 4.3%
First American Prime Obligations Fund (A)            14,774,548          14,775
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $14,775)                                                      14,775
                                                                       --------

TOTAL INVESTMENTS -- 99.6%
     (Cost $316,233)                                                    343,774
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 0.4% (B)                             1,328
                                                                       --------

MID CAP VALUE FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 1,021,491
     outstanding shares                                                $ 24,869
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 866,486
     outstanding shares                                                  25,961
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 146,325
     outstanding shares                                                   2,025
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 21,223,423
     outstanding shares                                                 387,498
Undistributed net investment income                                         168
Accumulated net realized loss on investments                           (122,960)
Net unrealized appreciation of investments                               27,541
                                                                       --------
NET ASSETS -- 100.0%                                                   $345,102
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $  14.82
Maximum sales charge of 5.25% (C)                                          0.82
                                                                       --------
Offering price per share -- Class A                                    $  15.64
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $  14.45
                                                                       --------
Net asset value and redemption price per share --
  Class C (E)                                                          $  14.73
Maximum sales charge of 1.00%  (F)                                         0.15
                                                                       --------
Offering price per share -- Class C                                    $  14.88
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  14.86
                                                                       --------

*Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

              Collateral received for securities loaned, at value    $ 121,494
              Payable upon return of securities loaned               $(121,494)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

Cl -- Class


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               27)

STATEMENTS OF OPERATIONS for the six months ended March 31, 2001
(unaudited) in thousands

                                                                           MID CAP       MID CAP
                                                                       GROWTH FUND    VALUE FUND
                                                                       -----------    ----------
INVESTMENT INCOME:
Interest                                                                $    1,379+      $    89+
Dividends                                                                      846         2,959
---------------------------------------------------------------------   ----------       -------
TOTAL INVESTMENT INCOME                                                      2,225         3,048
=====================================================================   ==========       =======
EXPENSES:
Investment advisory fees                                                     1,768         1,125
Administrator fees                                                             274           175
Transfer agent fees                                                            206            78
Custodian fees                                                                  76            48
Directors' fees                                                                  3             2
Registration fees                                                                3             2
Professional fees                                                                8             5
Printing                                                                        15            10
Distribution fees - Class A                                                    250            18
Distribution fees - Class B                                                     23            63
Distribution fees - Class C                                                     37             9
Other                                                                           12             8
---------------------------------------------------------------------   ----------       -------
TOTAL EXPENSES                                                               2,675         1,543
=====================================================================   ==========       =======
Less: Waiver of investment advisory fees                                       (91)           (7)
---------------------------------------------------------------------   ----------       -------
TOTAL NET EXPENSES                                                           2,584         1,536
=====================================================================   ==========       =======
Investment income (loss) - net                                                (359)        1,512
---------------------------------------------------------------------   ----------       -------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain (loss) on investments                                    (49,372)       12,328
Net change in unrealized appreciation or depreciation of investments      (170,548)       (9,791)
---------------------------------------------------------------------   ----------       -------
NET GAIN (LOSS) ON INVESTMENTS                                            (219,920)        2,537
=====================================================================   ==========       =======
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ (220,279)      $ 4,049
=====================================================================   ==========       =======

+Includes income from securities lending program. See the Notes to the Financial Statements for additional information.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(28               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                                         MID CAP                     MID CAP
                                                                                     GROWTH FUND                  VALUE FUND
                                                                       --------------------------  --------------------------
                                                                           10/1/00       10/1/99     10/1/00         10/1/99
                                                                                to            to          to              to
                                                                           3/31/01       9/30/00     3/31/01         9/30/00
                                                                       -------------  -----------  -----------   ------------
                                                                        (unaudited)               (unaudited)
OPERATIONS:
Investment income (loss) - net                                          $     (359)   $   (3,191)   $  1,512       $   2,157
Net realized gain (loss) on investments                                    (49,372)      240,252      12,328         (37,771)
Net change in unrealized appreciation or depreciation of investments      (170,548)       49,305      (9,791)         72,261
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Net increase (decrease) in net assets resulting from operations           (220,279)      286,366       4,049          36,647
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                       --            --         (50)            (87)
  Class B                                                                       --            --         (13)            (18)
  Class C                                                                       --            --          (2)             (1)
  Class Y                                                                       --            --      (1,344)         (2,180)
Net realized gain on investments:
  Class A                                                                  (93,172)      (33,787)         --              --
  Class B                                                                   (1,853)          (89)         --              --
  Class C                                                                   (2,270)         (101)         --              --
  Class Y                                                                 (126,486)      (43,422)         --              --
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Total distributions                                                       (223,781)      (77,399)     (1,409)         (2,286)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                                       39,799        82,148       3,058           6,834
  Reinvestment of distributions                                             92,312        33,367          50              84
  Payments for redemptions                                                 (72,708)     (103,709)     (1,712)        (14,884)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Increase (decrease) in net assets from Class A transactions                 59,403        11,806       1,396          (7,966)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Class B
  Proceeds from sales                                                        2,149         4,213       1,216             662
  Reinvestment of distribution                                               1,820            89          11              19
  Payments for redemptions                                                    (751)         (322)     (1,344)         (8,563)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Increase (decrease) in net assets from Class B transactions                  3,218         3,980        (117)         (7,882)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Class C
  Proceeds from sales                                                        6,426         5,018         936           1,162
  Reinvestment of distributions                                              2,263           102           2               1
  Payments for redemptions                                                  (1,841)         (166)       (225)            (30)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Increase in net assets from Class C transactions                             6,848         4,954         713           1,133
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Class Y
  Proceeds from sales                                                      132,326       147,646      73,783          72,157
  Reinvestment of distributions                                             96,331        32,160         569           1,109
  Payments for redemptions                                                 (55,896)     (150,018)    (36,503)       (134,167)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Increase (decrease) in net assets from Class Y transactions                172,761        29,788      37,849         (60,901)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Increase (decrease) in net assets from capital share
 transactions                                                              242,230        50,528      39,841         (75,616)
---------------------------------------------------------------------   ----------    ----------   ---------      ----------
Total increase (decrease) in net assets                                   (201,830)      259,495      42,481         (41,255)
NET ASSETS AT BEGINNING OF PERIOD                                          636,920       377,425     302,621         343,876
=====================================================================   ==========    ==========   =========      ==========
NET ASSETS AT END OF PERIOD (2)                                         $  435,090    $  636,920    $345,102       $ 302,621
=====================================================================   ==========    ==========   =========      ==========

(1) See note 4 in the notes to financial statements for additional information.

(2) Includes undistributed net investment income (loss) (000) of: $(359) and $0 for Mid Cap Growth Fund and $168 and $65 for Mid Cap Value Fund at March 31, 2001, and September 30, 2000, respectively.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               29)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated

                                                       REALIZED AND
                          NET ASSET                      UNREALIZED     DIVIDENDS
                              VALUE              NET       GAINS OR      FROM NET   DISTRIBUTIONS
                          BEGINNING       INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                          OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME   CAPITAL GAINS
                          ---------    -------------   ------------    ----------   -------------
MID CAP GROWTH FUND(1)
Class A
 2001* (unaudited)       $  18.88        $ (0.01)        $ (4.82)      $    --        $ (6.85)
 2000                       12.87          (0.12)           8.80            --          (2.67)
 1999                       11.80          (0.07)           3.40            --          (2.26)
 1998                       15.25          (0.09)          (1.80)           --          (1.56)
 1997                       13.86          (0.08)           2.72            --          (1.25)
 1996                       12.97          (0.05)           2.18            --          (1.24)
Class B - FAIF
 2001* (unaudited)       $  18.51        $ (0.04)        $ (4.69)      $    --        $ (6.85)
 2000                       12.75          (0.16)           8.59            --          (2.67)
 1999                       11.78          (0.10)           3.33            --          (2.26)
 1998(2)                    13.86          (0.01)          (2.07)           --             --
Class B - Piper
 1998(3)                 $  15.20        $ (0.09)        $  1.02       $    --        $ (1.56)
 1997(4)                    12.54          (0.10)           2.76            --             --
Class C
 2001* (unaudited)       $  18.61        $ (0.04)        $ (4.73)      $    --        $ (6.85)
 2000                       12.80          (0.14)           8.62            --          (2.67)
 1999(5)                    12.43          (0.06)           0.43            --             --
Class Y
 2001* (unaudited)       $  19.14        $    --         $ (4.91)      $    --        $ (6.85)
 2000                       12.99          (0.08)           8.90            --          (2.67)
 1999                       11.87          (0.03)           3.41            --          (2.26)
 1998                       15.29          (0.04)          (1.82)           --          (1.56)
 1997(4)                    12.54          (0.01)           2.76            --             --
                         --------        -------         -------       -------        -------
MID CAP VALUE FUND
Class A
 2001* (unaudited)       $  14.62        $  0.05         $  0.20       $ (0.05)       $    --
 2000                       12.95           0.08            1.67         (0.08)            --
 1999                       15.04           0.10            1.26         (0.10)         (3.35)
 1998                       24.19           0.07           (6.41)        (0.07)         (2.74)
 1997                       20.41           0.11            6.98         (0.11)         (3.20)
 1996                       17.89           0.20            3.94         (0.20)         (1.42)
Class B
 2001* (unaudited)       $  14.28        $  0.02         $  0.17       $ (0.02)       $    --
 2000                       12.67           0.02            1.61         (0.02)            --
 1999                       14.80           0.04            1.22         (0.04)         (3.35)
 1998                       23.96          (0.01)          (6.41)           --          (2.74)
 1997                       20.31           0.02            6.85         (0.02)         (3.20)
 1996                       17.83           0.09            3.91         (0.10)         (1.42)
Class C
 2001* (unaudited)       $  14.55        $  0.02         $  0.18       $ (0.02)       $    --
 2000                       12.92           0.02            1.63         (0.02)            --
 1999(5)                    13.69           0.06           (0.78)        (0.05)            --
Class Y
 2001* (unaudited)       $  14.68        $  0.07         $  0.18       $ (0.07)       $    --
 2000                       12.99           0.11            1.69         (0.11)            --
 1999                       15.05           0.12            1.30         (0.13)         (3.35)
 1998                       24.21           0.14           (6.43)        (0.13)         (2.74)
 1997                       20.43           0.16            6.98         (0.16)         (3.20)
 1996                       17.89           0.25            3.95         (0.24)         (1.42)
                         --------        -------         -------       -------        -------

       + Returns are for the period indicated and have not been annualized.

       * For the six month period ended March 31, 2001. All ratios for the period have been annualized.

(A)      Excluding sales charges.

(1) The financial highlights for the Mid Cap Growth Fund as set forth herein include the historical financial highlights of the Piper Emerging Growth Fund Class A shares and Class Y shares. The assets of the Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund on August 7, 1998. In connection with such acquisition, (i) Class A shares of the Piper Emerging Growth Fund were exchanged for Class A shares of the Mid Cap Growth Fund, (ii) Class Y shares of the Piper Emerging Growth Fund were exchanged for Class Y shares of the Mid Cap Growth Fund. On August 7, 1998, the Fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank National Association.

(2) Class B shares for FAIF have been offered since August 7, 1998. All ratios for the period have been annualized.

(3) Effective April 28, 1998 all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.

(4) Class B and Class Y shares have been offered since February 18, 1997. All ratios for the period have been annualized.

(5) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(30                FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                         RATIO OF        RATIO OF NET
                                                                      RATIO OF NET    EXPENSES TO   INVESTMENT INCOME
       NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE   (LOSS) TO AVERAGE
           VALUE                        NET ASSETS    EXPENSES TO    INCOME (LOSS)     NET ASSETS          NET ASSETS   PORTFOLIO
          END OF             TOTAL          END OF        AVERAGE       TO AVERAGE     (EXCLUDING          (EXCLUDING    TURNOVER
          PERIOD        RETURN (A)    PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)            WAIVERS)        RATE
       ---------        ----------    ------------    -----------    -------------    -----------   -----------------   ---------

        $  7.20          (35.26)%+      $145,010          1.15%           (0.27)%         1.19%            (0.31)%          136%
          18.88           76.44          264,570          1.15            (0.70)          1.17             (0.72)           217
          12.87           31.69          165,072          1.14            (0.48)          1.19             (0.53)            94
          11.80          (13.05)         188,763          1.18            (0.60)          1.34             (0.76)            39
          15.25           21.04          274,799          1.23            (0.55)          1.39             (0.71)            51
          13.86           17.84          303,769          1.18            (0.41)          1.37             (0.60)            44

        $  6.93          (35.51)%+      $  4,166          1.90%           (1.00)%         1.94%            (1.04)%          136%
          18.51           75.14            4,812          1.90            (1.45)          1.92             (1.47)           217
          12.75           30.66              360          1.89            (1.26)          1.98             (1.35)            94
          11.78          (15.01)+             17          1.87            (1.12)          1.87             (1.12)            39

        $ 14.57            7.77%+       $     --          1.85%           (1.33)%         1.85%            (1.33)%           29%
          15.20           21.21+           1,028          1.85            (1.16)          1.85             (1.16)            51

        $  6.99          (35.53)%+      $  7,338          1.90%           (1.00)%         1.94%            (1.04)%          136%
          18.61           75.10            5,971          1.90            (1.45)          1.92             (1.47)           217
          12.80            3.06+             466          1.89             1.27           1.98              1.18             94

        $  7.38          (35.16)%+      $278,576          0.90%           (0.02)%         0.94%            (0.06)%          136%
          19.14           76.88          361,567          0.90            (0.46)          0.92             (0.48)           217
          12.99           31.97          211,527          0.89            (0.25)          0.96             (0.32)            94
          11.87          (12.79)          73,356          0.87            (0.27)          0.87             (0.27)            39
          15.29           21.93+          59,393          0.87            (0.16)          0.87             (0.16)            51
        -------         -------         --------          ----            -----           ----             -----            ---


        $ 14.82            1.72%+       $ 15,134          1.15%            0.75%          1.15%             0.75%            55%
          14.62           13.58           13,568          1.15             0.53           1.19              0.49            141
          12.95            8.03           20,148          1.15             0.63           1.18              0.60            121
          15.04          (28.83)          29,261          1.14             0.43           1.14              0.43            135
          24.19           39.93           35,207          1.14             0.58           1.15              0.57             82
          20.41           25.23           17,987          1.13             1.06           1.13              1.06            143

        $ 14.45            1.30%+       $ 12,519          1.90%            0.02%          1.90%             0.02%            55%
          14.28           12.85           12,495          1.90            (0.22)          1.94             (0.26)           141
          12.67            7.38           19,072          1.90            (0.13)          1.93             (0.16)           121
          14.80          (29.40)          31,276          1.89            (0.31)          1.89             (0.31)           135
          23.96           38.81           36,649          1.90            (0.18)          1.90             (0.18)            82
          20.31           24.35           12,847          1.88             0.25           1.88              0.25            143

        $ 14.73            1.34%+       $  2,155          1.90%            0.02%          1.90%             0.02%            55%
          14.55           12.81            1,430          1.90            (0.15)          1.93             (0.18)           141
          12.92           (5.25)+            164          1.90             0.29           1.93              0.26            121

        $ 14.86            1.69%+       $315,294          0.90%            1.00%          0.90%             1.00%            55%
          14.68           13.94          275,128          0.90             0.79           0.94              0.75            141
          12.99            8.47          304,492          0.90             0.89           0.93              0.86            121
          15.05          (28.65)         418,041          0.89             0.69           0.89              0.69            135
          24.21           40.25          509,308          0.89             0.82           0.90              0.81             82
          20.43           25.61          247,828          0.88             1.35           0.88              1.35            143
        -------         -------         --------          ----            -----           ----             -----            ---


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               31)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

SMALL CAP GROWTH FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 88.2%
BASIC MATERIALS -- 2.2%
Arch Coal                                                80,900        $  2,425
Cytec Industries*                                        84,100           2,693
Olin                                                    103,400           2,108
OM Group                                                 46,725           2,488
Steel Dynamics *                                         95,200           1,059
                                                                       --------
                                                                         10,773
                                                                       --------
CAPITAL GOODS -- 4.0%
Active Power*                                           159,200           3,234
Ball                                                     59,900           2,748
BE Aerospace*                                            89,400           1,643
Littelfuse*                                              57,400           1,442
Optimal Robotics*                                        76,000           1,981
Roper Industries                                         53,200           1,905
Stericycle*                                              42,200           1,883
Teleflex                                                 72,500           2,969
Valence Technology*                                     246,500           1,125
                                                                       --------
                                                                         18,930
                                                                       --------
COMMUNICATION SERVICES -- 0.3%
Leap Wireless International*                             45,100           1,266
                                                                       --------
CONSUMER CYCLICALS -- 15.5%
Abercrombie & Fitch*                                     49,700           1,625
American Eagle Outfitters*                              135,400           3,893
Anchor Gaming*                                           55,000           3,369
Argosy Gaming*                                          119,600           3,122
Burlington Coat Factory                                 185,700           3,658
Callaway Golf                                            67,400           1,497
Chico's FAS*                                             92,200           3,025
CHRONIMED*                                              168,700           2,351
Copart*                                                 133,400           2,733
Corinthian Colleges*                                     68,500           2,757
Cost Plus*                                              174,700           4,029
Direct Focus*                                            83,800           2,095
Ethan Allen Interiors                                    86,200           2,912
Factory 2-U Stores*                                      58,700           1,603
Gadzooks*                                                 4,900             108
Genesco*                                                173,000           4,740
Gymboree*                                               239,600           2,396
Hexcel*                                                 151,600           1,508
Hot Topic*                                               30,700             860
Linens N Things*                                         89,200           2,453
Pacific Sunwear of California*                           47,300           1,301
Reebok*                                                 117,600           2,924
Six Flags*                                              145,300           2,812
Steiner Leisure*                                        189,400           3,113
Tommy Hilfiger*                                         276,200           3,549
Too*                                                    124,600           2,335
Universal Access*                                       172,000             980
Universal Compression Holdings*                         113,600           3,976
Vans*                                                   112,700           2,543
                                                                       --------
                                                                         74,267
                                                                       --------
CONSUMER STAPLES -- 8.6%
AmeriSource Health*                                      51,400           2,521
Bergen Brunswig, Cl A                                   325,900           5,410
Buca*                                                   129,800           2,417
California Pizza Kitchen*                                87,300           2,477
Caremark Rx*                                            523,600           6,828
CBRL Group                                              107,200           1,950

SMALL CAP GROWTH FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
CEC Entertainment*                                       84,000        $  3,725
Insight Communications*                                  94,800           2,512
P.F. Changs China Bistro*                                86,900           3,041
Performance Food Group*                                  44,000           2,310
Priority Healthcare, Cl B*                              137,100           5,176
Sonic*                                                  115,100           2,885
                                                                       --------
                                                                         41,252
                                                                       --------
ENERGY -- 14.9%
Cabot Oil & Gas                                          81,700           2,206
Chiles Offshore*                                        100,800           2,053
Cross Timbers Oil                                       115,250           2,852
Evergreen Resources*                                     62,000           2,344
Global Industries*                                      117,500           1,711
Grey Wolf*                                              622,000           4,043
Key Energy Services*                                    343,300           3,673
Lone Star Technologies*                                  88,300           3,775
Louis Dreyfus Natural Gas*                               96,700           3,578
Marine Drilling*                                        175,600           4,680
National-Oilwell*                                       225,500           7,809
Offshore Logistics*                                     122,800           3,047
Oil States International*                               288,500           3,246
Patterson Energy*                                       148,300           4,690
Pioneer Natural Resources                               176,900           2,777
Precision Drilling*                                     108,800           3,881
Tom Brown*                                               55,900           1,845
UTI Energy*                                             202,100           6,114
Varco International *                                   194,100           4,008
Veritas DGC*                                            104,000           3,323
                                                                       --------
                                                                         71,655
                                                                       --------
FINANCIALS -- 10.0%
Affiliated Managers*                                     84,000           3,948
Americredit*                                            119,400           3,872
Arthur J. Gallegher                                      83,900           2,324
Bank United*                                             23,400               6
Banknorth Group                                         130,400           2,592
Berkley (W.R.)                                           33,200           1,496
Blackrock*                                               45,800           1,649
Commerce Bancorp                                         55,300           3,318
Commercial Federal                                      103,300           2,304
East West Bancorp                                       104,800           2,017
Eaton Vance                                              93,300           2,897
First American Financial                                 44,000           1,144
FirstFed Financial*                                      48,300           1,352
Greater Bay Bancorp                                     108,800           2,740
HCC Insurance Holdings                                  107,700           2,849
Horace Mann Educators                                    77,800           1,377
Indymac Bancorp*                                         84,000           2,414
Investors Financial Services                             39,400           2,310
New York Community Bancorp                               61,800           1,792
Raymond James Financial                                  74,600           2,074
Webster Financial                                        70,200           2,058
Westamerica Bancorporation                               42,700           1,612
                                                                       --------
                                                                         48,145
                                                                       --------
HEALTH CARE -- 14.5%
Accredo Health*                                         200,900           6,567
AdvancePCS*                                             102,700           5,573
Albany Molecular Research*                              149,100           5,218
Apogent Technologies*                                    59,400           1,202
Apria Healthcare*                                       129,500           3,131
Barr Laboratories*                                      103,100           5,894
CIMA Labs*                                               77,400           4,808
Dynacare*                                               201,700           1,008

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(32               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

SMALL CAP GROWTH FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
FuelCell Energy*                                         71,800        $  3,626
Haemonetics*                                             48,400           1,602
Invitrogen*                                              74,200           4,070
Laboratory Corporation of America Holdings*              17,800           2,140
Myriad Genetics*                                         41,900           1,700
Noven Pharmaceuticals*                                  126,200           3,573
PolyMedica*                                              68,400           1,556
Respironics*                                            115,300           3,517
Specialty Laboratories*                                  84,100           2,060
STERIS*                                                 271,100           3,823
Triad Hospitals*                                        169,100           4,777
Varian Medical Systems*                                  29,500           1,794
XOMA Limited*                                           298,800           2,152
                                                                       --------
                                                                         69,791
                                                                       --------
TECHNOLOGY -- 14.9%
Actel*                                                   94,900           1,940
Aeroflex*                                               371,650           3,833
Agile Software*                                          99,100           1,092
ANADIGICS*                                               61,500             815
Anixter International*                                   81,900           1,974
Aspen Technology*                                        33,200             793
Asyst Technologies*                                      73,900             961
AXT*                                                     16,400             246
Carreker*                                               124,900           2,373
Centillium Communications*                               65,900           1,610
Cymer*                                                   56,600           1,224
Dupont Photomasks*                                       66,900           2,936
eSPEED,  Cl A*                                          106,100           2,168
HNC Software*                                            52,700             926
Intergraph*                                             175,200           1,697
IntraNet Solutions*                                     185,500           4,440
Investment Technology Group*                             50,700           2,596
Kulicke & Soffa*                                         40,800             553
Luminex*                                                226,800           4,182
Matrixone*                                              268,300           4,578
Mentor Graphics*                                        152,800           3,151
Mercury Computer*                                        28,000           1,074
Metawave Communications*                                 98,300             608
Mips Technologies*                                       73,300           1,823
Netegrity*                                              101,950           2,511
Numerical Technologies*                                 101,700           1,004
Retek*                                                   51,100             961
SCC Communications*                                      79,200             609
Silicon Graphics*                                       278,800           1,098
THQ*                                                      7,000             266
Titan*                                                  161,200           2,897
Transwitch*                                             128,900           1,692
TriQuint Semiconductor*                                 179,200           2,654
TriZetto*                                               339,400           4,730
Verity*                                                  79,600           1,806
Virata*                                                 233,100           3,045
Vyyo*                                                   246,400             500
                                                                       --------
                                                                         71,366
                                                                       --------
TRANSPORTATION -- 3.3%
Atlantic Coast Airlines*                                106,900           2,245
SkyWest                                                 126,700           2,946
Teekay Shipping                                          86,800           3,698
Trico Marine Services*                                  291,700           4,376
UTI Worldwide*                                          164,000           2,675
                                                                       --------
                                                                         15,940
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $415,563)                                                    423,385
                                                                       --------

SMALL CAP GROWTH FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 11.1%
First American Prime Obligations Fund (A)            53,307,841        $ 53,308
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $53,308)                                                      53,308
                                                                       --------

TOTAL INVESTMENTS -- 99.3%
     (Cost $468,871)                                                    476,693
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 0.7% (B)                             3,543
                                                                       --------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 2,954,438
     outstanding shares                                                  39,016
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 477,701
     outstanding shares                                                   9,028
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 519,288
     outstanding shares                                                  10,753
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 29,539,220
     outstanding shares                                                 454,718
Accumulated net investment loss                                            (320)
Accumulated net realized loss on investments                            (40,781)
Net unrealized appreciation of investments                                7,822
                                                                       --------
Net Assets -- 100.0%                                                   $480,236
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $  14.13
Maximum sales charge of 5.25% (C)                                          0.78
                                                                       --------
Offering price per share -- Class A                                    $  14.91
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $  13.13
                                                                       --------
Net asset value and offering price per share --
  Class C (E)                                                          $  13.86
Maximum sales charge of 1.00%  (F)                                         0.14
                                                                       --------
Offering price per share -- Class C                                    $  14.00
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  14.39
                                                                       --------

* Non-Income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

              Collateral received for securities loaned, at value    $ 131,764
              Payable upon return of securities loaned               $(131,764)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

Cl -- Class


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               33)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

SMALL CAP VALUE FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 86.8%
BASIC MATERIALS -- 1.2%
Cadiz*                                                  359,100        $  3,569
Matthews International, Cl A                             79,700           2,608
                                                                       --------
                                                                          6,177
                                                                       --------
CAPITAL GOODS -- 9.2%
Alliant Techsystems*                                     87,900           7,784
APW Limited*                                            171,700           1,473
Astec Industries*                                       272,600           3,561
BOLDER Technologies*                                    180,300              --
Catalytica Energy Systems*                              141,965           2,972
L.B. Foster, Cl A*                                      254,000             927
MagneTek*                                               395,487           3,729
Moog, Cl A*                                             181,800           6,454
Newpark Resources*                                      536,400           4,822
Pentair                                                 137,300           3,498
Rayovac*                                                375,400           6,551
SPX                                                      60,700           5,509
Tredegar Industries                                      58,400           1,028
                                                                       --------
                                                                         48,308
                                                                       --------
CONSUMER CYCLICALS -- 15.5%
Acxiom*                                                  81,000           1,691
Ashworth*                                               316,000           2,034
Braun Consulting*                                       177,600             721
D.R. Horton                                             312,264           6,604
Dollar Thrifty Automotive*                              257,500           5,304
Dura Automotive Systems*                                449,200           3,790
Edelbrock                                                40,500             446
ITT Educational Services*                               116,800           3,165
NCO Group*                                              493,400          12,613
Park Ohio Holdings*                                     235,217           1,088
Plato Learning*                                          37,400             744
Regis                                                   724,450          10,595
School Specialty*                                       281,000           6,059
Simpson Manufacturing*                                   57,750           2,847
Sport-Haley*                                            280,000             849
Stanley Furniture*                                      280,900           7,110
Steiner Leisure*                                        252,800           4,155
TeleTech Holdings*                                      245,000           1,929
Tower Automotive*                                       481,800           5,170
Venator Group                                           340,100           4,693
                                                                       --------
                                                                         81,607
                                                                       --------
CONSUMER STAPLES -- 6.0%
Applebees International                                  86,900           3,101
Buca*                                                    96,000           1,788
Michael Foods                                           264,400           7,899
Performance Food Group*                                  29,700           1,559
Suiza Foods*                                            160,700           7,728
Topps*                                                  395,900           4,008
Valassis Communications*                                192,600           5,585
                                                                       --------
                                                                         31,668
                                                                       --------

SMALL CAP VALUE FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
ENERGY -- 10.2%
Chieftan International*                                 226,700        $  6,325
Core Laboratories N.V.*                                 207,300           3,891
Evergreen Resources*                                    163,600           6,186
Forest Oil*                                             277,100           8,285
Houston Exploration*                                    131,500           3,945
Marine Drilling*                                        132,600           3,534
Newfield Exploration*                                   185,400           6,470
Stone Energy*                                           167,511           8,253
Veritas DGC*                                            204,100           6,521
                                                                       --------
                                                                         53,410
                                                                       --------
FINANCIALS -- 26.3%
Affiliated Managers*                                     29,100           1,368
American Financial Group                                136,700           3,294
Astoria Financial                                       194,600          10,399
City National                                            74,000           2,842
Community First Bankshares                              358,700           7,241
Cullen/Frost Bankers                                    187,900           6,436
Dime Bancorp                                            285,100           9,337
Farm Family Holdings*                                    90,500           3,968
First Republic Bank*                                    287,250           6,320
Highwoods Properties, REIT                              181,000           4,462
Horace Mann Educators                                   216,000           3,823
Lexington Corporate Properties, REIT                    169,386           2,185
Markel*                                                   9,100           1,702
Metris                                                  117,650           2,445
National Commerce Bancorporation                        363,500           9,019
Pacific Gulf Properties, REIT                            77,500             438
Penn Treaty American*                                   121,400           1,235
Philadelphia Consolidated Holding*                      229,800           6,348
Protective Life                                         292,000           8,956
Radian Group                                            316,934          21,472
Roslyn Bancorp                                          252,400           5,679
Sterling Bancshares                                     107,400           1,880
TCF Financial                                           426,800          16,129
Trenwick Group                                           76,300           1,505
                                                                       --------
                                                                        138,483
                                                                       --------
HEALTH CARE -- 8.3%
America Service Group*                                  131,400           3,285
ATS Medical*                                            359,500           3,460
Cooper                                                  233,200          11,042
Kensey Nash*                                            320,900           3,730
Lifecore Biomedical*                                    142,800             571
Mentor                                                  225,100           5,065
Osteotech*                                              199,100           1,070
PolyMedica*                                             144,900           3,296
Renal Care*                                             282,400           7,574
Res-Care*                                               288,500           1,443
Respironics*                                             94,600           2,885
                                                                       --------
                                                                         43,421
                                                                       --------
INDUSTRIAL/OFFICE -- 0.9%
Chelsea Property Group                                  113,600           4,794
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(34               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

SMALL CAP VALUE FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 6.1%
Actel*                                                  207,900        $  4,249
Bell & Howell*                                          214,800           4,844
DMC Stratex Networks*                                    96,900             804
Evolving Systems*                                       333,500           1,021
FSI International*                                      202,200           1,668
Innovex                                                 362,100           1,788
JDA Software*                                           313,400           3,585
Lodgenet Entertainment*                                 356,900           5,220
Pomeroy Computer Resources*                             156,700           2,204
Radisys*                                                182,500           3,103
Rainbow Technologies*                                   254,700           1,274
REMEC*                                                  115,150           1,152
SONICblue *                                             150,900             717
Zamba*                                                  312,300             503
                                                                       --------
                                                                         32,132
                                                                       --------
TRANSPORTATION -- 0.0%
United Shipping and Technology*                         329,600             247
                                                                       --------
UTILITIES -- 3.1%
NSTAR                                                   157,800           6,044
Unisource Energy Holding                                480,000          10,080
                                                                       --------
                                                                         16,124
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $366,888)                                                    456,371
                                                                       --------

RELATED PARTY MONEY MARKET FUND -- 14.1%
First American Prime Obligations Fund (A)            74,213,356          74,213
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $74,213)                                                      74,213
                                                                       --------

WARRANTS -- 0.0%
Dime Bancorp Warrants*                                  264,900              62
                                                                       --------

TOTAL WARRANTS
     (Cost $0)                                                               62
                                                                       --------

TOTAL INVESTMENTS -- 100.9%
     (Cost $441,101)                                                    530,646
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.9%) (B)                          (4,543)
                                                                       --------

SMALL CAP VALUE FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 2,544,872
     outstanding shares                                                $ 35,771
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 943,000
     outstanding shares                                                  16,599
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 177,645
     outstanding shares                                                   2,570
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 33,102,026
     outstanding shares                                                 368,076
Distributions in excess of net investment income                         (1,265)
Accumulated net realized gain on investments                             14,807
Net unrealized appreciation of investments                               89,545
                                                                       --------
NET ASSETS -- 100.0%                                                   $526,103
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $  14.25
Maximum sales charge of 5.25%  (C)                                         0.79
                                                                       --------
Offering price per share -- Class A                                    $  15.04
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $  13.90
                                                                       --------
Net asset value and redemption price per share --
  Class C (E)                                                          $  14.01
Maximum sales charge of 1.00%  (F)                                         0.14
                                                                       --------
Offering price per share -- Class C                                    $  14.15
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  14.33
                                                                       --------

*Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

              Collateral received for securities loaned, at value    $ 95,195
              Payable upon return of securities loaned               $(95,195)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(E) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

Cl -- Class
REIT--Real Estate Investment Trust


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               35)

STATEMENTS OF OPERATIONS for the six months ended March 31, 2001
(unaudited) in thousands

                                                                         SMALL CAP      SMALL CAP
                                                                       GROWTH FUND     VALUE FUND
                                                                       -----------     ----------
INVESTMENT INCOME:
Interest                                                                $    1,432+     $   1,372+
Dividends                                                                      402          1,515
---------------------------------------------------------------------   ----------      ---------
TOTAL INVESTMENT INCOME                                                      1,834          2,887
=====================================================================   ==========      =========
EXPENSES:
Investment advisory fees                                                     1,572          1,622
Administrator fees                                                             245            252
Transfer agent fees                                                             94            117
Custodian fees                                                                  67             69
Directors' fees                                                                  2              2
Registration fees                                                                2              2
Professional fees                                                                7              7
Printing                                                                        13             14
Distribution fees - Class A                                                     59             45
Distribution fees - Class B                                                     36             66
Distribution fees - Class C                                                     38              8
Other                                                                           19             13
---------------------------------------------------------------------   ----------      ---------
TOTAL EXPENSES                                                               2,154          2,217
=====================================================================   ==========      =========
Less:  Waiver of investment advisory fees                                       --            (14)
---------------------------------------------------------------------   ----------      ---------
TOTAL NET EXPENSES                                                           2,154          2,203
=====================================================================   ==========      =========
Investment income (loss) - net                                                (320)           684
---------------------------------------------------------------------   ----------      ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET:
Net realized gain (loss) on investments                                    (36,660)        21,649
Net change in unrealized appreciation or depreciation of investments      (111,065)       (27,041)
---------------------------------------------------------------------   ----------      ---------
NET LOSS ON INVESTMENTS                                                   (147,725)        (5,392)
=====================================================================   ==========      =========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ (148,045)     $  (4,708)
=====================================================================   ==========      =========

+Includes income from securities lending program. See the Notes to the Financial
 Statements for additional information.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(36               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                             SMALL CAP                    SMALL CAP
                                                                           GROWTH FUND                   VALUE FUND
                                                             -------------------------   --------------------------
                                                                10/1/00        10/1/99      10/1/00         10/1/99
                                                                     to             to           to              to
                                                                3/31/01        9/30/00      3/31/01         9/30/00
                                                             -----------    ----------   -----------      ---------
                                                             (unaudited)                 (unaudited)
OPERATIONS:
Investment income (loss) - net                               $     (320)    $   (1,641)    $    684       $     286
Net realized gain (loss) on investments                         (36,660)       100,117       21,649          68,049
Net change in unrealized appreciation or depreciation
 of investments                                                (111,065)        81,954      (27,041)         23,381
---------------------------------------------------------    ----------     ----------     --------       ---------
Net increase (decrease) in net assets resulting from
 operations                                                    (148,045)       180,430       (4,708)         91,716
---------------------------------------------------------    ----------     ----------     --------       ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                            --             --         (112)             --
  Class B                                                            --             --           --              --
  Class C                                                            --             --           (1)             --
  Class Y                                                            --             --       (2,121)             --
Net realized gain on investments:
  Class A                                                       (10,576)        (3,977)      (5,677)            (53)
  Class B                                                        (1,676)          (304)      (2,179)             (5)
  Class C                                                        (1,543)           (54)        (181)             --
  Class Y                                                       (83,654)       (31,018)     (66,578)         (1,495)
---------------------------------------------------------    ----------     ----------     --------       ---------
Total distributions                                             (97,449)       (35,353)     (76,849)         (1,553)
---------------------------------------------------------    ----------     ----------     --------       ---------
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                            21,863         65,853        5,993          12,390
  Shares issued in connection with acquisition of
   Micro Cap Value Fund Cap Value Fund and
   Regional Equity Fund                                              --             --           --          21,098
  Reinvestment of distributions                                  10,189          3,812        5,639              52
  Payments for redemptions                                      (21,490)       (60,250)      (5,190)        (15,074)
---------------------------------------------------------    ----------     ----------     --------       ---------
Increase in net assets from Class A transactions                 10,562          9,415        6,442          18,466
---------------------------------------------------------    ----------     ----------     --------       ---------
Class B
  Proceeds from sales                                               856          6,013          667             848
  Shares issued in connection with acquisition of Regional
   Equity Fund                                                       --             --           --          13,248
  Reinvestment of distributions                                   1,656            303        2,144               5
  Payments for redemptions                                         (676)        (1,048)      (1,063)         (3,656)
---------------------------------------------------------    ----------     ----------     --------       ---------
Increase in net assets from Class B transactions                  1,836          5,268        1,748          10,445
---------------------------------------------------------    ----------     ----------     --------       ---------
Class C
  Proceeds from sales                                             2,440          7,592        1,525             991
  Reinvestment of distributions                                   1,542             53          178               1
  Payments for redemptions                                       (1,025)          (131)        (124)           (113)
---------------------------------------------------------    ----------     ----------     --------       ---------
Increase in net assets from Class C transactions                  2,957          7,514        1,579             879
---------------------------------------------------------    ----------     ----------     --------       ---------
Class Y
  Proceeds from sales                                           163,850        199,248      136,123          89,113
  Shares issued in connection with acquisition of Micro
   Cap Value Fund and Regional Equity Fund                           --             --           --         110,330
  Reinvestment of distributions                                  53,055         13,358       54,016           1,298
  Payments for redemptions                                      (59,298)      (110,520)     (74,757)       (170,625)
---------------------------------------------------------    ----------     ----------     --------       ---------
Increase in net assets from Class Y transactions                157,607        102,086      115,382          30,116
---------------------------------------------------------    ----------     ----------     --------       ---------
Increase in net assets from capital share
 transactions                                                   172,962        124,283      125,151          59,906
---------------------------------------------------------    ----------     ----------     --------       ---------
Total increase (decrease) in net assets                         (72,532)       269,360       43,594         150,069
NET ASSETS AT BEGINNING OF PERIOD                               552,768        283,408      482,509         332,440
=========================================================    ==========     ==========     ========       =========
NET ASSETS AT END OF PERIOD (2)                              $  480,236     $  552,768     $526,103       $ 482,509
=========================================================    ==========     ==========     ========       =========

(1) See note 4 in the notes to financial statements for additional information.

(2) Includes undistributed net investment loss, (000) of $(320) and $0 for Small Cap Growth Fund at March 31, 2001, and September 30, 2000, respectively.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               37)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated

                                                           REALIZED AND
                              NET ASSET                      UNREALIZED     DIVIDENDS                    DISTRIBUTIONS
                                  VALUE              NET       GAINS OR      FROM NET    DISTRIBUTIONS            FROM
                              BEGINNING       INVESTMENT    (LOSSES) ON    INVESTMENT             FROM       RETURN OF
                              OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME    CAPITAL GAINS         CAPITAL
                              ---------    -------------   ------------    ----------    -------------   -------------
SMALL CAP GROWTH FUND
Class A(1)
 2001* (unaudited)            $  24.47        $ (0.03)        $ (5.75)      $    --         $ (4.56)        $    --
 2000                            16.77          (0.12)           9.89            --           (2.07)             --
 1999                            11.90          (0.06)           4.95            --           (0.02)             --
 1998                            17.41          (0.09)          (2.67)           --           (2.64)          (0.11)
 1997                            17.11          (0.16)           5.66         (0.04)          (5.16)             --
 1996(2)                         17.68           0.06            0.87         (0.07)          (1.43)             --
Class B - FAIF
 2001* (unaudited)            $  23.17        $ (0.08)        $ (5.40)      $    --         $ (4.56)        $    --
 2000                            16.07          (0.23)           9.40            --           (2.07)             --
 1999                            11.50          (0.14)           4.73            --           (0.02)             --
 1998(3)                         13.74          (0.02)          (2.22)           --              --              --
Class B - Piper
 1998(4)                      $   9.54        $ (0.09)        $  0.42       $    --         $ (0.15)        $ (0.01)
 1997(5)                          7.24          (0.03)           2.33            --              --              --
Class C
 2001* (unaudited)            $  24.17        $ (0.08)        $ (5.67)      $    --         $ (4.56)        $    --
 2000                            16.68          (0.13)           9.69            --           (2.07)             --
 1999(6)                         15.48          (0.08)           1.28            --              --              --
Class Y
 2001* (unaudited)            $  24.79        $ (0.01)        $ (5.83)      $    --         $ (4.56)        $    --
 2000                            16.92          (0.06)          10.00            --           (2.07)             --
 1999                            11.98          (0.02)           4.98            --           (0.02)             --
 1998(3)                         14.29             --           (2.31)           --              --              --
                              --------        -------         -------       -------         -------         -------
SMALL CAP VALUE FUND(B)
Class A
 2001* (unaudited)            $  17.09        $  0.03         $ (0.13)      $ (0.05)        $ (2.69)        $    --
 2000                            13.94          (0.01)           3.23            --           (0.07)             --
 1999                            13.58           0.01            1.47         (0.01)          (1.11)             --
 1998(7)                         18.20           0.04           (3.38)        (0.01)          (1.27)             --
 1997(8)                         17.86          (0.03)           0.37            --              --              --
 1997(9)                         13.95           0.01            5.43         (0.01)          (1.52)             --
 1996(9)                         13.23           0.04            1.83         (0.04)          (1.11)             --
Class B
 2001* (unaudited)            $  16.76        $    --         $ (0.17)      $    --         $ (2.69)        $    --
 2000                            13.77          (0.09)           3.15            --           (0.07)             --
 1999                            13.53           0.02            1.33            --           (1.11)             --
 1998(7)                         18.23           0.01           (3.43)        (0.01)          (1.27)             --
 1997(10)(11)                    18.22             --            0.01            --              --              --
Class C
 2001* (unaudited)            $  16.88        $    --         $ (0.18)      $    --         $ (2.69)        $    --
 2000                            13.87          (0.06)           3.14                         (0.07)             --
 1999(6)                         13.48           0.01            0.38            --              --              --
Class Y
 2001* (unaudited)            $  17.19        $  0.01         $ (0.10)      $ (0.08)        $ (2.69)        $    --
 2000                            13.98           0.02            3.26            --           (0.07)             --
 1999                            13.60           0.01            1.50         (0.02)          (1.11)             --
 1998(7)                         18.23           0.06           (3.38)        (0.04)          (1.27)             --
 1997(8)                         17.87          (0.01)           0.37            --              --              --
 1997(9)                         13.96           0.04            5.43         (0.04)          (1.52)             --
 1996(9)                         13.26           0.06            1.81         (0.06)          (1.11)             --
                              --------        -------         -------       -------         -------         -------

       + Returns are for the period indicated and have not been annualized.

       * For the six month period ended March 31, 2001. All ratios for the period have been annualized.

(A)      Excluding sales charges.

(B) The financial highlights for Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest Small Companies Fund Class A and Class Y shares. The assets of the Qualivest Small Companies Fund were acquired by Small Cap Value Fund on November 21, 1997. In connection with such acquisition, (i) Class A and Class C shares of the Qualivest Small Companies Fund were exchanged for Class A shares of Small Cap Value Fund; and (ii) Qualivest Class Y shares were exchanged for Class Y shares of Small Cap Value Fund.

(1) Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the reorganization of the FAIF Small Cap Growth Fund and the Piper Small Company Growth Fund, that occurred on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Therefore, the financial highlights for the Small Cap Growth Fund represent the financial highlights information of the former Piper Small Company Growth Fund. On July 31, 1998, the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank National Association.

(2) On September 12, 1996, shareholders of the Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the Fund's investment policies were revised.

(3) Class Y and Class B shares have been offered since July 31, 1998. There is no historical information for these Classes of Piper Small Company Growth Fund prior to the reorganization on July 31, 1998. All ratios for the period have been annualized.

(4) Effective April 28, 1998, all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.

(5) Class B Piper Shares have been offered since February 18, 1997. All ratios for the period have been annualized.


THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(38               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                         RATIO OF        RATIO OF NET
                                                                      RATIO OF NET    EXPENSES TO   INVESTMENT INCOME
       NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE   (LOSS) TO AVERAGE
           VALUE                        NET ASSETS    EXPENSES TO    INCOME (LOSS)     NET ASSETS          NET ASSETS   PORTFOLIO
          END OF             TOTAL          END OF        AVERAGE       TO AVERAGE     (EXCLUDING          (EXCLUDING    TURNOVER
          PERIOD        RETURN (A)    PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)            WAIVERS)        RATE
       ---------        ----------    ------------    -----------    -------------    -----------   -----------------   ---------

      $  14.13          (26.98)%+      $ 41,752          1.15%           (0.34)%         1.15%            (0.34)%          113%
         24.47           62.07           57,148          1.14            (0.57)          1.14             (0.57)           230
         16.77           41.11           32,203          1.14            (0.39)          1.15             (0.40)           110
         11.90          (18.66)          28,252          1.29            (0.61)          1.43             (0.75)            92
         17.41           45.66            35.647         1.34            (0.75)          1.98             (1.39)           109
         17.11            5.38           30,968          1.32             0.20           1.79             (0.27)           125

      $  13.13          (27.24)%+      $  6,272          1.90%           (1.09)%         1.90%            (1.09)%          113%
         23.17           60.95            8,440          1.89            (1.30)          1.89             (1.30)           230
         16.07           39.92            2,217          1.90            (1.16)          1.91             (1.17)           110
         11.50          (16.30)+          1,104          1.90            (1.20)          1.90             (1.20)            92

      $   9.71            3.61%+       $     --          2.03%           (1.30)%         2.40%            (1.67)%           56%
          9.54           31.77+             480          1.98            (1.49)          2.15             (1.66)           109

      $  13.86          (27.23)%+      $  7,197          1.90%           (1.09)%         1.90%            (1.09)%          113%
         24.17           61.06            8,205          1.89            (1.28)          1.89             (1.28)           230
         16.68            7.75+             309          1.90            (1.18)          1.91             (1.19)           110

      $  14.39          (26.86)%+      $425,015          0.90%           (0.08)%         0.90%            (0.08)%          113%
         24.79           62.58          478,975          0.89            (0.30)          0.89             (0.30)           230
         16.92           41.42          248,679          0.90            (0.16)          0.91             (0.17)           110
         11.98          (16.17)+        113,874          0.90            (0.20)          0.90             (0.20)            92
      --------         -------         ---------         ----            -----           ----             -----            ---


      $  14.25           (0.42)%+      $ 36,267          1.15%            0.07%          1.15%             0.07%            26%
         17.09           23.19           35,858          1.14            (0.13)          1.16             (0.15)            73
         13.94           11.12           11,567          1.14            (0.17)          1.14             (0.17)            44
         13.58          (19.48)+         13,551          1.13             0.15           1.13              0.15             21
         18.20            1.90+          19,194          1.37            (0.38)          1.37             (0.38)             3
         17.86           41.71           22,429          1.31             0.01           1.31              0.01             29
         13.95           14.93           10,247          1.33             0.14           1.33              0.14             34

      $  13.90           (0.89)%+      $ 13,103          1.90%           (0.70)%         1.91%            (0.71)%           26%
         16.76           22.31           13,646          1.88            (0.89)          1.90             (0.91)            73
         13.77           10.16            1,005          1.89            (0.93)          1.89             (0.93)            44
         13.53          (19.91)+            618          1.88            (0.53)          1.88             (0.53)            21
         18.23            0.05+               1          1.90            (1.53)          1.90              1.53              3

      $  14.01           (0.86)%+      $  2,490          1.90%           (0.70)%         1.91%            (0.71)%           26%
         16.88           22.29            1,099          1.88            (0.84)          1.91             (0.87)            73
         13.87            2.89+             116          1.89            (1.04)          1.89             (1.04)            44

      $  14.33           (0.34)%+      $474,243          0.90%            0.35%          0.91%             0.34%            26%
         17.19           23.56          431,906          0.89             0.11           0.91              0.09             73
         13.98           11.36          319,752          0.89             0.08           0.89              0.08             44
         13.60          (19.31)+        367,035          0.88             0.40           0.88              0.40             21
         18.23            2.01+         461,046          1.06            (0.06)          1.06             (0.06)             3
         17.87           41.96          449,988          1.06             0.25           1.06              0.25             29
         13.96           14.94          297,793          1.08             0.41           1.08              0.41             34
      --------         -------         ---------         ----            -----           ----             -----            ---

(6) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.

(7) For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from November 30 to September 30, effective September 30, 1998.

(8) For the period August 1, 1997, to November 30, 1997. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from July 31 to November 30, effective November 30, 1997.

(9)      For the period ended July 31.

(10) Class B shares have been offered since November 24, 1997. All ratios for the period have been annualized.

(11)     For the period November 24, 1997 to November 30, 1997.


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               39)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

EMERGING MARKETS FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 80.3%
BRAZIL -- 9.1%
CIA Brasileira de Distribuicao Grupo                 55,470,000        $  1,702
CIA Siderurgica Nacional, Cl A                       10,700,000             232
Embraer Aircraft ADR                                     27,100           1,027
Tele Norte Leste Participacoes ADR                       90,300           1,470
                                                                       --------
                                                                          4,431
                                                                       --------
CHINA -- 7.6%
Beijing Datang Power Generation                         234,000              75
China Everbright Limited                                206,000             178
China Merchants Holdings International                  448,000             313
China Resources Beijing Land                            234,000              50
China Resources Enterprises                             324,000             430
China Southern Airlines, Cl H*                        1,218,000             332
CNOOC*                                                  347,000             307
Cosco Pacific                                           456,000             272
Huaneng Power International                           1,428,000             769
PetroChina                                            3,325,000             597
Shanghai Industrial Holdings                            251,000             409
                                                                       --------
                                                                          3,732
                                                                       --------
CROATIA -- 0.5%
Liva Dd GDR 144a (A)                                     24,600             267
                                                                       --------
CZECH REPUBLIC -- 2.0%
Ceska Sporitelna A.S                                     47,200             277
Komercina Banka A.S                                      27,200             694
                                                                       --------
                                                                            971
                                                                       --------
HONG KONG -- 10.8%
Amoy Properties                                         235,000             262
Cheung Kong Holdings                                     45,000             472
Denway Motors*                                          478,000             120
Henderson Land Development                              107,000             545
HSBC Holdings                                            64,400             760
Hutchison Whampoa                                        18,000             188
South China Morning Post                                 96,000              69
Sun Hung Kai Properties                                 109,000           1,041
Swire Pacific, Cl A                                      93,000             576
Wharf Holdings                                          484,000           1,269
                                                                       --------
                                                                          5,302
                                                                       --------
HUNGARY -- 5.0%
EGIS                                                      6,900             222
OTP Bank                                                 11,000             511
Richter Gedeon                                           33,100           1,727
                                                                       --------
                                                                          2,460
                                                                       --------
ISRAEL -- 2.8%
Check Point Software Technologies*                        8,550             406
Teva Pharmaceutical Industries ADR                       17,400             950
                                                                       --------
                                                                          1,356
                                                                       --------
KOREA -- 2.7%
Hyundai Motor                                            27,000             349
Pohang Iron & Steel                                       6,200             419
Samsung Electronics                                       2,500             391
Samsung Heavy Industry                                   37,310             167
                                                                       --------
                                                                          1,326
                                                                       --------

EMERGING MARKETS FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
MEXICO -- 20.5%
America Movil-Series L*                                  35,300        $    517
Cemex S.A                                               281,300           1,209
Coca Cola Femsa ADR                                      41,900             802
Grupo Financiero Banamex Accival, Cl O                1,335,000           2,320
Grupo Modelo, Cl C                                      109,000             257
Grupo Posadas, Cl A*                                  1,061,000             838
Telefonos de Mexico ADR                                  61,200           1,930
Walmart de Mexico*                                      930,000           2,155
                                                                       --------
                                                                         10,028
                                                                       --------
PHILIPPINES -- 0.5%
Philippine Long Distance Telephone                        8,500             123
San Miguel, Cl B                                        130,000             131
                                                                       --------
                                                                            254
                                                                       --------
POLAND -- 1.8%
Bank Rozwoju Eksportu                                    31,440             892
                                                                       --------
RUSSIA -- 1.3%
Mobile Telesystems*                                      24,700             642
                                                                       --------
SINGAPORE -- 3.9%
City Developments                                        81,000             265
Datacraft Asia                                           46,000             224
Overseas Union Bank                                      75,000             262
Overseas-Chinese Banking                                 30,000             194
Singapore Tech Engineering                              100,000             146
United Overseas Bank                                    115,000             809
                                                                       --------
                                                                          1,900
                                                                       --------
SOUTH AFRICA -- 6.7%
Anglo American                                           35,500           2,017
Standard Bank Investment                                343,700           1,266
                                                                       --------
                                                                          3,283
                                                                       --------
TAIWAN -- 3.6%
Evergreen Marine                                        579,000             347
Taiwan Semiconductor Manufacturing*                     167,939             453
Uni-President Enterprises                               955,880             553
Yageo*                                                  270,000             415
                                                                       --------
                                                                          1,768
                                                                       --------
THAILAND -- 1.5%
Advanced Info Service                                    62,000             587
Bangkok Bank (A)*                                       160,000             164
                                                                       --------
                                                                            751
                                                                       --------

TOTAL FOREIGN COMMON STOCKS
     (Cost $43,253)                                                      39,363
                                                                       --------

FOREIGN PREFERRED STOCKS -- 15.1%
BRAZIL -- 15.1%
Banco Bradesco                                         328,500,000        1,771
Banco Itau                                             26,280,000         2,038
CIA de Bebidas das Americas                            8,820,000          2,055
Petroleo Brasileiro                                      70,500           1,528
                                                                       --------
                                                                          7,392
                                                                       --------

TOTAL FOREIGN PREFERRED STOCKS
     (Cost $8,047)                                                        7,392
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(40                FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

EMERGING MARKETS FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 5.2%
First American Prime Obligations Fund (B)             2,530,989        $  2,531
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $2,531)                                                        2,531
                                                                       --------

TOTAL INVESTMENTS -- 100.6%
     (Cost $53,831)                                                      49,286
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.6%)                                (292)
                                                                       --------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 452,343
     outstanding shares                                                  11,032
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 32,495
     outstanding shares                                                     271
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 28,944
     outstanding shares                                                     222
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on                                   6,616,490
     outstanding shares                                                  43,807
Accumulated net investment loss                                            (243)
Accumulated net realized loss on investments                             (1,539)
Net unrealized depreciation of investments                               (4,546)
Net unrealized depreciation of forward foreign
     currency contracts, foreign currency and
     translation of other assets and liabilities
     in foreign currency                                                    (10)
                                                                       --------
NET ASSETS -- 100.0%                                                   $ 48,994
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $   6.82
Maximum sales charge of 5.25%  (C)                                         0.38
                                                                       --------
Offering price per share -- Class A                                    $   7.20
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $   6.69
                                                                       --------
Net asset value and redemption price per share --
  Class C (E)                                                          $   6.77
Maximum sales charge of 1.00%  (F)                                         0.07
                                                                       --------
Offering price per share -- Class C                                    $   6.84
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $   6.88
                                                                       --------

EMERGING MARKETS FUND (CONCLUDED)
DESCRIPTION
--------------------------------------------------------------------------------

*Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other Oqualified institutional investors.O These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statemtents.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR -- American Depositary Receipt
Cl -- Class

At March 31, 2001, sector diversification of the Portfolio was as follows:

                                                           % of
                                                        Net Assets   Value (000)
                                                        ----------   -----------
FOREIGN COMMON STOCK
Commerce Banks Non-US                                       7.8%       $  3,806
Telephone-Integrated                                        7.2%          3,523
Medical-Drugs                                               6.5%          3,166
Diversified Operations                                      5.9%          2,872
Real Estate Operations/Development                          5.4%          2,634
Finance-Other Services                                      4.7%          2,320
Food-Retail                                                 4.6%          2,255
Retail-Discount                                             4.4%          2,155
Money Center Banks                                          4.1%          2,025
Diversified Minerals                                        4.1%          2,017
Cellular Telecommunications                                 3.6%          1,746
Bldg Prod-Cement/Aggreg                                     2.5%          1,209
Aerospace/Defense                                           2.1%          1,027
Beverages-Wine/Spirits                                      1.9%            934
Oil Comp-Integrated                                         1.8%            904
Electric-Generation                                         1.7%            844
Hotels & Motels                                             1.7%            838
Electronic Components-Miscellaneous                         1.6%            805
Steel-Specialty                                             1.3%            651
Auto-Cars/LightTrucks                                       1.0%            468
Semicon Components-Integrated Circuits                      0.9%            453
Internet Security                                           0.8%            406
Transport-Marine                                            0.7%            347
Airlines                                                    0.7%            332
Coatings/Paint                                              0.6%            313
Commercial Services                                         0.6%            272
Brewery                                                     0.5%            257
Telecommunication Equipment                                 0.5%            224
Diversified Financial Services                              0.4%            178
Shipbuilding                                                0.3%            167
Engineering/R&D Services                                    0.3%            146
Publishing-Newspapers                                       0.1%             69
                                                       --------        --------
TOTAL FOREIGN COMMON STOCKS                                80.3%         39,363
TOTAL FOREIGN PREFERRED STOCKS                             15.1%          7,392
TOTAL RELATED PARTY MONEY MARKET FUND                       5.2%          2,531
                                                       --------        --------
TOTAL INVESTMENTS                                         100.6%         49,286
OTHER ASSETS AND LIABILITIES, NET                          (0.6%)          (292)
                                                       --------        --------
NET ASSETS                                                100.0%       $ 48,994
                                                       ========        ========


                  FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001                41)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

INTERNATIONAL FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 95.0%
AUSTRALIA -- 3.6%
Australia & New Zealand Banking Group                   526,800        $  3,545
Brambles Industries                                       4,950             106
Broken Hill Proprietary                                 849,704           8,132
Commonwealth Bank of Australia                          508,000           7,094
National Australia Bank                                  16,030             224
OneSteel Limited*                                         5,351               2
Santos                                                   14,125              46
Westpac Banking                                       1,186,262           7,328
                                                                       --------
                                                                         26,477
                                                                       --------
CANADA -- 1.1%
Alcan                                                     2,052              74
Canadian Imperial Bank of Commerce                       67,100           2,122
Toronto-Dominion Bank                                   225,900           5,667
                                                                       --------
                                                                          7,863
                                                                       --------
DENMARK -- 1.2%
Carlsberg, Cl A                                             562              24
Carlsberg, Cl B                                              36               2
Danisco                                                   1,429              42
Danske Bank                                               3,990              63
Novo-Nordisk, Cl B                                       44,111           8,979
                                                                       --------
                                                                          9,110
                                                                       --------
FINLAND -- 0.3%
Kone, Cl B                                                  700              44
Nokia                                                    89,600           2,155
Sampo Insurance, Cl A                                     1,350              64
                                                                       --------
                                                                          2,263
                                                                       --------
FRANCE -- 12.3%
Accor                                                   124,100           4,668
Alcatel                                                  12,210             370
Alstom                                                  422,300          11,629
Aventis                                                 253,784          19,720
Axa                                                      59,519           6,624
BNP Paribas                                               5,139             433
Groupe Danone                                            46,194           5,872
L'Oreal                                                  99,070           6,735
Michelin, Cl B                                           87,100           2,840
Sanofi-Synthelabo                                       161,372           9,016
Societe Generale                                          5,028             311
STMicroelectronics                                      167,825           5,860
Thomson CSF                                               2,035              86
Total Fina Elf                                          118,669          16,103
                                                                       --------
                                                                         90,267
                                                                       --------
GERMANY -- 9.9%
Allianz, Registered                                      25,600           7,479
BASF                                                    212,500           8,416
Bayer                                                   252,900          10,709
Bayerische Motoren Werke                                100,100           3,097
Beiersdorf                                                1,550             164
Deutsche Bank, Registered                               177,600          13,580
Deutsche Lufthansa, Registered                          187,900           3,538
Dresdner Bank, Registered                               119,700           5,418
HypoVereinsbank                                          40,100           2,180
Merck                                                     2,800             106
Muenchener Rueckversicher, Registered                    28,700           8,601

INTERNATIONAL FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Rwe                                                       5,330        $    192
Schering                                                 95,650           4,659
Siemens                                                   7,020             726
VEBA                                                      8,872             424
Volkswagen                                               71,000           3,264
                                                                       --------
                                                                         72,553
                                                                       --------
HONG KONG -- 4.7%
Cheung Kong Holdings                                    450,000           4,717
Hang Seng Bank                                          317,700           3,686
Henderson Land Development                            1,100,000           5,599
Sun Hung Kai Properties                               1,825,000          17,433
Wharf Holdings                                        1,223,000           3,207
                                                                       --------
                                                                         34,642
                                                                       --------
IRELAND -- 4.1%
Allied Irish Bank                                        55,400             558
Allied Irish Banks                                      216,632           2,198
Bank of Ireland                                         722,900           6,058
CRH                                                     271,952           4,193
Crh PLC F/P Temp Shares                                  67,988           1,040
Elan ADR*                                               303,200          15,842
Irish Life & Permanent                                    5,087              56
Kerry Group                                               4,102              45
                                                                       --------
                                                                         29,990
                                                                       --------
ITALY -- 1.7%
Alleanza Assicurazioni                                  577,500           7,254
Assicurazioni Generali                                  131,394           4,158
Italgas                                                   7,000              61
Mediobanca                                                8,000              73
Montedison                                               67,262             157
Parmalat Finanziaria                                     40,900              58
Pirelli                                                  31,000             102
Riunione Adriatica di Sicurta                            10,380             128
San Paolo-IMI                                            17,247             233
                                                                       --------
                                                                         12,224
                                                                       --------
JAPAN -- 7.4%
Asahi Glass                                              16,000             112
Canon                                                    11,000             399
Chugai Pharmaceutical                                     5,000              76
Citizen Watch                                             1,000               7
Daiichi Pharmaceutical                                    7,000             161
Eisai                                                     5,000             124
Fuji Photo Film                                         265,000           9,812
Furukawa Electric                                         8,000              83
Honda Motor                                             481,000          19,651
Kao                                                     152,000           3,833
Matsushita Electric Industrial                           24,000             434
Mitsui Fudosan Real Estate                               11,000             106
NGK Insulators                                            8,000              89
NGK Spark Plug                                            4,000              48
Nintendo                                                 22,700           3,715
Nippon Mitsubishi Oil                                       925               5
Nippon Sheet Glass                                        7,000              68
Nippon Yusen Kabushik Kaisha                             21,000              82
Nomura Securities                                        23,000             413
Olympus Optical                                          72,000           1,035
Sanyo Electric                                           25,000             152
Sharp                                                   160,000           2,038
Sumitomo Bank                                            67,000             599

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(42               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

INTERNATIONAL FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Sumitomo Chemical                                       386,000        $  1,870
Sumitomo Electric Industries                              9,000             104
Takeda Chemical Industries                               50,800           2,452
Toho                                                         70               8
Tokyo Electric Power                                    302,600           6,737
Tokyu                                                    17,000              74
Yamanouchi Pharmaceutical                                 5,000             172
Yokogawa Electric                                         7,000              61
                                                                       --------
                                                                         54,520
                                                                       --------
MALAYSIA -- 0.1%
Silverstone*                                              3,325              --
                                                                       --------
MEXICO -- 0.5%
Telefonos de Mexico ADR                                 111,800           3,526
                                                                       --------
NETHERLANDS -- 15.4%
ABN Amro Holding                                        456,276           8,361
Aegon                                                    99,612           2,938
Ahold                                                   217,303           6,758
Akzo Nobel                                              303,668          12,606
ASM Lithography Holding*                                708,400          15,781
Elsevier                                                  9,805             127
Heineken                                                297,014          15,570
ING Groep                                               259,815          16,996
Philips Electronics                                      15,787             434
Royal Dutch Petroleum                                   486,770          27,105
Unilever                                                 71,538           3,801
Wolters Kluwer                                           98,800           2,488
                                                                       --------
                                                                        112,965
                                                                       --------
NORWAY -- 0.9%
Norsk Hydro                                             159,050           6,530
Orkla, Cl A                                               5,000              88
                                                                       --------
                                                                          6,618
                                                                       --------
SINGAPORE -- 0.6%
City Developments                                       239,700             783
United Overseas Bank                                    503,280           3,540
                                                                       --------
                                                                          4,323
                                                                       --------
SPAIN -- 0.2%
Banco Bilbao Vizcaya Argentaria*                         35,972             491
Banco Santander Central Hispano                          49,777             455
Iberdrola                                                11,843             168
Zardoya Otis                                                404               4
                                                                       --------
                                                                          1,118
                                                                       --------
SWEDEN -- 1.1%
AstraZeneca                                               3,133             149
Hennes & Mauritz, Cl B                                  119,000           1,684
Investor, Cl B                                          334,600           4,069
Securitas, Cl B                                         139,700           2,342
Svenska Handlesbanken, Cl A                              11,253             162
                                                                       --------
                                                                          8,406
                                                                       --------
SWITZERLAND -- 11.0%
Credit Suisse Group, Registered                          53,484           9,467
Nestle, Registered                                        3,711           7,777

INTERNATIONAL FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
Novartis, Registered                                     18,545        $ 29,107
Serono, Bearer                                            9,130           7,406
Swiss Reinsurance, Registered                             6,123          12,381
UBS, Registered                                          99,711          14,414
                                                                       --------
                                                                         80,552
                                                                       --------
UNITED KINGDOM -- 18.9%
3I Group                                                  6,653             106
Amvescap                                                217,562           3,170
Anglo American                                           33,400           1,904
AstraZeneca                                             227,054          10,846
Barclays                                                436,217          13,613
BG Group                                                 41,357             162
BOC Group                                               228,600           3,114
Boots                                                   204,300           1,821
BP Amoco                                                287,532           2,379
Cadbury Schweppes                                       699,600           4,476
CGNU                                                     13,897             192
Diageo                                                  654,163           6,575
Electrocomponents                                         9,618              75
Glaxosmithkline*                                      1,121,942          29,365
Hanson                                                  415,600           2,403
HSBC Holdings                                           354,494           4,254
HSBC Holdings (HKD)                                   1,344,400          15,858
J Sainsbury                                              26,064             143
Johnson Matthey                                           4,897              66
Kingfisher                                              978,100           6,327
Lattice Group*                                           41,357              80
Logica                                                    4,777              67
Marks & Spencer                                       1,178,800           4,458
National Grid Group                                      16,779             130
Nycomed Amersham                                         10,428              73
Reckit Benckiser                                        325,700           4,158
Reed International                                      271,500           2,521
Reuters Group                                            17,636             214
Rolls-Royce                                             891,200           2,768
Royal Bank of Scotland Group                             30,592             695
Schroders                                                 4,178              63
Sema Group                                                6,532              52
Smith & Nephew                                          334,600           1,460
Tesco                                                 1,762,563           6,290
Unilever                                                 33,972             245
Vodafone AirTouch                                     2,986,200           8,194
                                                                       --------
                                                                        138,317
                                                                       --------

TOTAL FOREIGN COMMON STOCKS
     (Cost $750,022)                                                    695,734
                                                                       --------

RELATED PARTY MONEY MARKET FUND -- 3.1%
First American Prime Obligations Fund (A)            22,670,612          22,671
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $22,671)                                                      22,671
                                                                       --------

TOTAL INVESTMENTS -- 98.1%
     (Cost $772,693)                                                    718,405
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 1.9% (B)                            13,975
                                                                       --------


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               43)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

INTERNATIONAL FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 7,148,357
     outstanding shares                                                $ 97,823
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 1,212,733
     outstanding shares                                                  18,895
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 1,976,054
     outstanding shares                                                  33,707
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 56,149,717
     outstanding shares                                                 693,074
Accumulated net investment loss                                         (19,148)
Accumulated net realized loss on investments                            (38,785)
Net unrealized depreciation of investments                              (54,288)
Net unrealized appreciation of forward foreign
     currency contracts, foreign currency and
     translation of other assets and liabilities
     in foreign currency                                                  1,102
                                                                       --------
NET ASSETS -- 100.0%                                                   $732,380
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $  10.98
Maximum sales charge of 5.25%  (C)                                         0.61
                                                                       --------
Offering price per share -- Class A                                    $  11.59
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $  10.39
                                                                       --------
Net asset value and redemption price per share --
  Class C (E)                                                          $  10.75
Maximum sales charge of 1.00%  (F)                                         0.11
                                                                       --------
Offering price per share -- Class C                                    $  10.86
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  11.04
                                                                       --------

*Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

             Collateral received for securities loaned, at value     $ 129,651
             Payable upon return of securities loaned                $(129,651)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statemtents.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR -- American Depositary Receipt
Cl -- Class
HKD -- Hong Kong Dollars

INTERNATIONAL FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------


At March 31, 2001, sector diversification of the Portfolio was as follows:

                                                          % of
                                                        Net Assets   Value (000)
                                                        ----------   -----------
FOREIGN COMMON STOCK
Medical-Drugs                                              18.9%       $138,182
Money Center Banks                                         12.7%         93,447
Oil Comp                                                    6.2%         45,795
Multi-line Insurance                                        5.2%         38,515
Chemicals-Diversified                                       5.0%         36,714
Food                                                        4.9%         35,594
Commercial Banks Non-US                                     4.3%         31,373
Real Estate Oper/Development                                3.9%         28,638
Auto-Cars/Light Trucks                                      3.6%         26,012
Reinsurance                                                 2.9%         20,982
Semiconductor Equipment                                     2.2%         15,781
Brewery                                                     2.1%         15,595
Retail                                                      2.0%         14,297
Machinery                                                   1.6%         11,677
Photo Equipment & Supplies                                  1.5%         10,846
Cosmetics & Toiletries                                      1.5%         10,731
Diversified Minerals                                        1.4%         10,036
Electric                                                    1.3%          9,840
Finance                                                     1.1%          8,275
Cellular Telecom                                            1.1%          8,194
Diversified Manufact Operations                             1.0%          7,256
Life/Health Insurance                                       1.0%          7,254
Electronics                                                 0.9%          6,672
Beverages-Wine/Spirits                                      0.9%          6,575
Bldg & Construct Prod                                       0.7%          5,306
Publishing                                                  0.7%          5,136
Hotels & Motels                                             0.6%          4,668
Soap & Cleaning Preparations                                0.6%          4,158
Investment Companies                                        0.6%          4,069
Toys                                                        0.5%          3,715
Airlines                                                    0.5%          3,538
Telephone-Integrated                                        0.5%          3,526
Diversified Operations                                      0.5%          3,363
Investment Mgmt/Advisory Services                           0.4%          3,234
Rubber-Tires                                                0.4%          2,943
Aerospace/Defense                                           0.4%          2,768
Bldg Prod                                                   0.4%          2,584
Telecommunication Equip                                     0.3%          2,525
Security Services                                           0.3%          2,342
Medical Products                                            0.2%          1,533
Audio/Video Products                                        0.1%            434
Office Automation & Equip                                   0.1%            399
Multimedia                                                  0.0%            214
Wire & Cable Products                                       0.0%            187
Transport                                                   0.0%            156
Gas                                                         0.0%            141
Diversified Finan Services                                  0.0%            120
Venture Capital                                             0.0%            106
Divers Oper/Commer Services                                 0.0%            106
Computer Services                                           0.0%             67
Computers-Integrated Systems                                0.0%             52
Auto/Trk Prts & Equip-Orig                                  0.0%             48
Motion Pictures & Services                                  0.0%              8
Oil Refining & Marketing                                    0.0%              5
Steel-Producers                                             0.0%              2
                                                       --------        --------
TOTAL FOREIGN COMMON STOCKS                                95.0%        695,734
TOTAL RELATED PARTY MONEY MARKET FUND                       3.1%         22,671
                                                       --------        --------
TOTAL INVESTMENTS                                          98.1%        718,405
OTHER ASSETS AND LIABILITIES, NET                           1.9%         13,975
                                                       --------        --------
NET ASSETS                                                100.0%       $732,380
                                                       ========        ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(44               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                 (This page has been left blank intentionally.)


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               45)

STATEMENTS OF OPERATIONS for the six months ended March 31, 2001
(unaudited) in thousands

                                                              EMERGING     INTERNATIONAL
                                                          MARKETS FUND              FUND
                                                          ------------     -------------
INVESTMENT INCOME:
Interest                                                     $     121+       $       75+
Dividends                                                          635             4,270
Less: Foreign taxes withheld                                       (86)               88
-------------------------------------------------------      ---------        ----------
TOTAL INVESTMENT INCOME                                            670             4,433
=======================================================      =========        ==========
EXPENSES:
Investment advisory fees                                           361             5,070
Administrator fees                                                  31               441
Transfer agent fees                                                 54               105
Custodian fees                                                      30               406
Directors' fees                                                     --                 4
Registration fees                                                   --                --
Professional fees                                                    1                12
Printing                                                             2                24
Pricing fees                                                         5                 2
Distribution fees - Class A                                          1               110
Distribution fees - Class B                                         --               109
Distribution fees - Class C                                         --                68
Other                                                                2                20
-------------------------------------------------------      ---------        ----------
TOTAL EXPENSES                                                     487             6,371
=======================================================      =========        ==========
Less: Waiver of investment advisory fees                           (62)             (607)
-------------------------------------------------------      ---------        ----------
TOTAL NET EXPENSES                                                 425             5,764
=======================================================      =========        ==========
Investment income (loss) - net                                     245            (1,331)
-------------------------------------------------------      ---------        ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS - NET:
Net realized gain (loss) on investments                           (799)          (37,912)
Net realized loss on forward foreign currency contracts
 and foreign currency transactions                                (191)           (3,780)
Net change in unrealized appreciation or depreciation
 of investments and open futures contracts                     (11,528)         (111,956)
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency and translation of other assets and liabilities
 in foreign currency                                               (10)            6,785
-------------------------------------------------------      ---------        ----------
NET LOSS ON INVESTMENTS                                        (12,528)         (146,863)
=======================================================      =========        ==========
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                   $ (12,283)       $ (148,194)
=======================================================      =========        ==========

 +Includes income from securities lending program. See the Notes to the Financial Statements for additional information.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(46               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                     EMERGING                   INTERNATIONAL
                                                                 MARKETS FUND                            FUND
                                                      -----------------------      ---------------------------
                                                         10/1/00      10/1/99          10/1/00        10/1/99
                                                              to           to               to             to
                                                         3/31/01      9/30/00          3/31/01        9/30/00
                                                      -----------    --------      -----------     -----------
                                                      (unaudited)                   (unaudited)
OPERATIONS:
Investment income (loss) - net                        $     245      $   (280)      $   (1,331)    $   (3,505)
Net realized gain (loss) on investments                    (799)       11,580          (37,912)       231,680
Net realized loss on forward foreign currency
 contracts and foreign currency transactions               (191)         (291)          (3,780)       (14,693)
Net change in unrealized appreciation or
 depreciation of investments and open
 futures contracts                                      (11,527)          145         (111,956)       (95,618)
Net change in unrealized appreciation or
 depreciation of forward foreign currency
 contracts, foreign currency and translation of
 other assets and liabilities in foreign currency           (11)           (9)           6,785         (2,918)
-------------------------------------------------     ---------      --------       ----------     ----------
Net increase in net assets resulting from
 operations                                             (12,283)       11,145         (148,194)       114,946
-------------------------------------------------     ---------      --------       ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Investment income - net:
  Class A                                                    --            --               --             --
  Class B                                                    --            --               --             --
  Class C                                                    --            --               --             --
  Class Y                                                    --            --               --             --
Net realized gain on investments:
  Class A                                                    --            --          (24,227)        (2,835)
  Class B                                                    --            --           (3,844)          (270)
  Class C                                                    --            --           (5,899)           (76)
  Class Y                                                    --            --         (181,040)       (31,136)
-------------------------------------------------     ---------      --------       ----------     ----------
Total distributions                                          --            --         (215,010)       (34,317)
-------------------------------------------------     ---------      --------       ----------     ----------
CAPITAL SHARE TRANSACTIONS(1):
Class A:
  Proceeds from sales                                     2,316           601          135,138        246,636
  Shares issued in connection with the
   acquisition of International Index Fund                                               2,849             --
  Reinvestment of distributions                              --            --           23,104          2,734
  Payments for redemptions                               (2,763)       (1,935)        (132,968)      (211,006)
-------------------------------------------------     ---------      --------       ----------     ----------
Increase (decrease) in net assets from Class A
 transactions                                              (447)       (1,334)          28,123         38,364
-------------------------------------------------     ---------      --------       ----------     ----------
Class B:
  Proceeds from sales                                       168           112            2,546         11,147
  Shares issued in connection with the
   acquisition of International Index Fund                                                 848             --
  Reinvestment of distributions                              --            --            3,815            266
  Payments for redemptions                                  (17)           (5)          (1,678)        (1,398)
-------------------------------------------------     ---------      --------       ----------     ----------
Increase in net assets from Class B transactions            151           107            5,531         10,015
-------------------------------------------------     ---------      --------       ----------     ----------
Class C:
  Proceeds from sales                                       331             5            8,516         24,526
  Reinvestment of distributions                              --            --            5,797             69
  Payments for redemptions                                 (114)           --           (5,325)          (771)
-------------------------------------------------     ---------      --------       ----------     ----------
Increase in net assets from Class C transactions            217             5            8,988         23,824
-------------------------------------------------     ---------      --------       ----------     ----------
Class Y:
  Proceeds from sales                                     7,905        15,887          144,080        261,217
  Shares issued in connection with the
   acquisition of International Index Fund                                             101,462             --
  Reinvestment of distributions                              --            --          132,364         16,572
  Payments for redemptions                               (6,751)      (10,427)        (126,600)      (186,567)
-------------------------------------------------     ---------      --------       ----------     ----------
Increase in net assets from Class Y transactions          1,154         5,460          251,306         91,222
-------------------------------------------------     ---------      --------       ----------     ----------
Increase in net assets from capital share
 transactions                                             1,075         4,238          293,948        163,425
-------------------------------------------------     ---------      --------       ----------     ----------
Total increase (decrease) in net assets                 (11,208)       15,383          (69,256)       244,054
NET ASSETS AT BEGINNING OF PERIOD                        60,202        44,819          801,636        557,582
================================================      =========      ========       ==========     ==========
NET ASSETS AT END OF PERIOD (2)                       $  48,994      $ 60,202       $  732,380     $  801,636
================================================      =========      ========       ==========     ==========

(1) See note 4 in the notes to the financial statements for additional information.

(2) Includes undistributed net investment losses of $(52) and $(297) for Emerging Markets Fund, an undistributed loss of $(19,148) and distribution in excess of net investment income of $(12,455) for International Fund as of March 31, 2001 and September 30, 2000, respectively.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               47)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated

                                                          REALIZED AND
                             NET ASSET                      UNREALIZED         DIVIDENDS
                                 VALUE              NET       GAINS OR          FROM NET   DISTRIBUTIONS
                             BEGINNING       INVESTMENT    (LOSSES) ON        INVESTMENT            FROM
                             OF PERIOD    INCOME (LOSS)    INVESTMENTS            INCOME   CAPITAL GAINS
                             ---------    -------------   ------------      ------------   -------------
EMERGING MARKETS FUND
Class A(1)
 2001* (unaudited)            $  8.50        $  0.02         $ (1.70)       $     --          $    --
 2000(9)                         6.77          (0.06)           1.79              --               --
 1999(9)                         5.61          (0.04)           1.20              --               --
 1998                           10.96          (0.15)          (5.18)          (0.02)              --
 1997                            8.85           0.02            2.10           (0.01)              --
 1996(2)                         8.84           0.01              --              --               --
 1996(3)                         7.20           0.01            1.63              --               --
 1995(4)                         9.14             --           (1.94)             --               --
Class B - FAIF
 2001* (unaudited)            $  8.37        $  0.01         $ (1.69)       $     --          $    --
 2000(9)                         6.72          (0.11)           1.76              --               --
 1999(9)                         5.60          (0.08)           1.20              --               --
 1998(5)                         7.27             --           (1.67)             --               --
Class B - Piper
 1998(6)                        10.86          (0.08)          (1.07)          (0.02)              --
 1997(7)                        10.13             --            0.73              --               --
Class C
 2001* (unaudited)            $  8.46        $  0.03         $ (1.72)       $     --          $    --
 2000(9)(10)                     9.96          (0.06)          (1.44)             --               --
Class Y
 2001* (unaudited)            $  8.55        $  0.03         $ (1.70)       $     --          $    --
 2000(9)                         6.80          (0.04)           1.79              --               --
 1999(9)                         5.62          (0.02)           1.20              --               --
 1998(5)                         7.27           0.01           (1.66)             --               --
                              -------        -------         -------        --------          -------
INTERNATIONAL FUND
Class A
 2001* (unaudited)            $ 18.52        $ (0.04)        $ (2.39)       $     --          $ (5.11)
 2000(9)                        15.64          (0.12)           3.95              --            (0.95)
 1999(9)                        12.55          (0.10)           3.97           (0.06)(B)        (0.72)
 1998                           13.18           0.06            0.02           (0.46)(B)        (0.25)
 1997                           10.28           0.01            3.04           (0.15)(B)           --
 1996                           10.28          (0.02)           0.20           (0.18)(B)           --
 1995                           10.21             --            0.07              --               --
Class B
 2001* (unaudited)            $ 17.85        $ (0.08)        $ (2.27)       $     --          $ (5.11)
 2000(9)                        15.21          (0.26)           3.85              --            (0.95)
 1999(9)                        12.27          (0.20)           3.86              --            (0.72)
 1998                           12.97          (0.07)           0.03           (0.41)(B)        (0.25)
 1997                           10.14          (0.08)           3.01           (0.10)(B)           --
 1996                           10.20          (0.07)           0.17           (0.16)(B)           --
 1995                           10.21          (0.03)           0.02              --               --
Class C
 2001* (unaudited)            $ 18.30        $ (0.07)        $ (2.37)       $     --          $ (5.11)
 2000(9)                        15.57          (0.23)           3.91              --            (0.95)
 1999(8)(9)                     14.32          (0.12)           1.37              --               --
Class Y
 2001* (unaudited)            $ 18.58        $ (0.04)        $ (2.39)       $     --          $ (5.11)
 2000(9)                        15.65          (0.08)           3.96              --            (0.95)
 1999(9)                        12.55          (0.06)           3.95           (0.07)(B)        (0.72)
 1998                           13.23           0.07            0.01           (0.51)(B)        (0.25)
 1997                           10.31           0.03            3.06           (0.17)(B)           --
 1996                           10.30          (0.01)           0.22           (0.20)(B)           --
 1995                           10.22           0.01            0.07              --               --
                              -------        -------         -------        --------          -------

       + Returns are for the period indicated and have not been annualized.

       * For the six month period ended March 31, 2001. All ratios for the period have been annualized.

(A)      Excluding sales charges.

(B) Includes distributions in excess of net investment income due to tax treatment of foreign currency related transactions.

(1) The financial highlights for Emerging Markets Fund as set forth herein include the historical financial highlights of the Piper Emerging Markets Growth Fund Class A shares. The assets of the Piper Emerging Markets Growth Fund were acquired by Emerging Markets Fund on August 7, 1998. In connection with such acquisition, Class A shares of the Piper Emerging Markets Growth Fund were exchanged for Class A shares of the Emerging Markets Fund. On August 7, 1998, the fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.

(2) For the three month period July 1, 1996, to September 30, 1996. All ratios for the period have been annualized.

(3) Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Growth Fund prior to June 21, 1996, represents the financial history of Hercules Latin American Value Fund. As a result of the reorganization, the fund's subadvisor changed from Bankers Trust Company to Edinburgh Fund Managers plc. On July 18, 1995, shareholders of Hercules Latin American Value Fund approved a change in the fund's advisor from Hercules International Management LLC to Piper Capital Management Incorporated.


(48               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                         RATIO OF      RATIO OF
                                                                      RATIO OF NET    EXPENSES TO    NET INCOME
       NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE    TO AVERAGE
           VALUE                        NET ASSETS    EXPENSES TO    INCOME (LOSS)     NET ASSETS    NET ASSETS   PORTFOLIO
          END OF             TOTAL          END OF        AVERAGE       TO AVERAGE     (EXCLUDING    (EXCLUDING    TURNOVER
          PERIOD        RETURN (A)    PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)      WAIVERS)        RATE
       ---------        ----------    ------------    -----------    -------------    -----------    ----------   ---------

       $  6.82          (19.76)%+      $  3,086          1.70%           0.51%           1.90%          0.31%         63%
          8.50           25.55            4,338          1.70           (0.70)           1.89          (0.89)        149
          6.77           20.68            4,551          1.70           (0.54)           2.02          (0.86)        138
          5.61          (48.91)           5,384          1.96           (1.09)           3.43          (2.56)         48
         10.96           23.91           16,998          2.00            0.17            3.34          (1.17)        105
          8.85            0.11+          13,772          2.00            0.26            4.09          (1.83)         --
          8.84           22.78           13,936          2.00            0.26            3.54          (1.28)        140
          7.20          (21.23)          22,624          2.00            0.15            3.47          (1.32)        161

       $  6.69          (20.07)%+      $    217          2.45%           0.17%           2.65%         (0.03)%        63%
          8.37           24.55              107          2.45           (1.21)           2.66          (1.42)        149
          6.72           20.00               13          2.45           (1.19)           2.72          (1.46)        138
          5.60          (22.97)+              1          2.46           (0.43)           4.30          (2.27)         48

       $  9.69          (10.59)%+      $     --          2.76%          (2.24)%          4.12%         (3.60)%        34%
         10.86            7.21              310          2.64            0.03            3.39          (0.72)        105

       $  6.77          (19.98)%+      $    197          2.45%           0.48%           2.65%          0.28%         63%
          8.46          (15.06)               4          2.45           (0.99)           2.64          (1.18)        149

       $  6.88          (19.63)%+      $ 45,494          1.45%           0.87%           1.65%          0.67%         63%
          8.55           25.74           55,753          1.45           (0.42)           1.64          (0.61)        149
          6.80           21.00           40,255          1.45           (0.35)           1.73          (0.63)        138
          5.62          (22.70)+          7,444          1.46            0.83            3.30          (1.01)         48
       -------         -------         --------          ----           -----            ----          -----         ---


       $ 10.98          (17.38)%+      $ 78,464          1.60%          (0.61)%          1.75%         (0.76)%        87%
         18.52           24.63           90,223          1.60           (0.57)           1.76          (0.73)        152
         15.64           32.16           48,154          1.60           (0.71)           1.76          (0.87)        150
         12.55            1.11           40,204          1.69            0.13            1.81           0.01         102
         13.18           30.03            8,003          1.92           (0.09)           1.92          (0.09)         96
         10.28            1.84            1,964          1.97           (0.28)           1.97          (0.28)        100
         10.28            0.69              876          1.93           (0.13)           2.06          (0.26)         57

       $ 10.39          (17.65)%+      $ 12,594          2.35%          (1.40)%          2.50%         (1.55)%        87%
         17.85           23.71           13,500          2.35           (1.26)           2.51          (1.42)        152
         15.21           31.06            4,338          2.35           (1.46)           2.51          (1.62)        150
         12.27            0.13            2,892          2.44           (0.64)           2.56          (0.76)        102
         12.97           29.13            2,188          2.67           (0.94)           2.67          (0.94)         96
         10.14            1.02            1,175          2.72           (0.96)           2.72          (0.96)        100
         10.20           (0.10)             306          2.76           (0.95)           2.81          (1.00)         57

       $ 10.75          (17.72)%+      $ 21,239          2.35%          (1.22)%          2.50%         (1.37)%        87%
         18.30           23.74           22,451          2.35           (1.15)           2.51          (1.31)        152
         15.57            8.73+           1,009          2.35           (1.22)           2.53          (1.40)        150

       $ 11.04          (17.28)%+      $620,083          1.35%          (0.69)%          1.50%         (0.84)%        87%
         18.58           24.95          675,604          1.35           (0.38)           1.51          (0.54)        152
         15.65           32.40          504,081          1.35           (0.44)           1.51          (0.60)        150
         12.55            1.15          357,475          1.44            0.42            1.56           0.30         102
         13.23           30.38          217,414          1.67            0.06            1.67           0.06          96
         10.31            2.11          135,238          1.72           (0.06)           1.72          (0.06)        100
         10.30            0.78           94,400          1.74            0.12            1.81           0.05          57
       -------         -------         --------          ----           -----            ----          -----         ---

(4)      For the period ended June 30.

(5) Class Y and Class B shares have been offered since August 10, 1998. All ratios for the period have been annualized.

(6) Effective April 28, 1998 all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.

(7) Class B shares have been offered since February 18, 1997. All ratios for the period have been annualized.

(8) For the period ended September 30. Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.

(9)      Per share data calculated using average shares outstanding method.

(10) Commenced operations February 1, 2000. All ratios for the period have been annualized.


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               49)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

HEALTH SCIENCES FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.3%
HEALTH CARE -- 89.8%
BIOTECHNOLOGY -- 8.8%
Amgen*                                                    4,500        $    271
Cephalon*                                                 8,400             404
Enzon*                                                    1,500              71
IDEC Pharmaceuticals*                                     8,600             344
Invitrogen*                                               4,100             225
Luminex*                                                 16,200             299
Medarex*                                                  4,700              78
MedImmune*                                                1,800              65
Myriad Genetics*                                          4,700             191
Techne*                                                  14,000             366
Waters*                                                   3,600             167
XOMA Limited*                                            36,700             264
                                                                       --------
                                                                          2,745
                                                                       --------
COMPUTER SOFTWARE AND SERVICES -- 0.6%
TriZetto*                                                14,200             198
                                                                       --------
DIVERSIFIED HEALTH CARE -- 17.4%
Abbott Laboratories                                      17,900             845
Allergan                                                  4,300             319
American Home Products                                   20,000           1,175
Bristol-Myers Squibb                                     38,700           2,299
Ivax*                                                     6,800             214
Johnson & Johnson                                         6,351             556
                                                                       --------
                                                                          5,408
                                                                       --------
DRUGS -- 32.8%
Alpharma                                                  3,200             105
Barr Laboratories*                                        8,850             506
Celgene*                                                 11,300             282
CIMA Labs*                                                4,200             261
Eli Lilly                                                19,500           1,495
Forest Laboratories*                                      1,100              65
Genentech*                                                6,000             303
Inhale Therapeutic Systems*                               2,700              58
King Pharmaceuticals*                                    10,700             436
Merck                                                    20,300           1,541
Noven Pharmaceuticals*                                    5,200             147
Pfizer                                                   73,500           3,010
Pharmacia                                                22,667           1,141
Schering Plough                                           8,800             321
Teva Pharmaceutical Industries, ADR                       4,900             268
Watson Pharmaceuticals*                                   4,800             252
                                                                       --------
                                                                         10,191
                                                                       --------
FOOD AND HEALTH DISTRIBUTIONS -- 5.2%
Bergen Brunswig, Cl A                                    25,600             425
Cardinal Health                                           6,917             669
McKesson HBOC                                             5,700             152
Priority Healthcare, Cl B*                                9,800             370
                                                                       --------
                                                                          1,616
                                                                       --------

HEALTH SCIENCES FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT -- 2.0%
Health Management Associates, Cl A*                      17,900        $    278
Triad Hospitals*                                         12,600             356
                                                                       --------
                                                                            634
                                                                       --------
MANAGED CARE -- 1.3%
Express Scripts, Cl A*                                    4,100             355
Manor Care*                                               2,200              45
                                                                       --------
                                                                            400
                                                                       --------
MEDICAL ELECTRONICS -- 0.6%
Cytyc*                                                   11,800             195
                                                                       --------
MEDICAL PRODUCTS AND SUPPLIES -- 10.5%
Applera                                                   4,000             111
ATS Medical*                                             32,075             309
Becton Dickinson                                          9,100             321
Biomet                                                   13,800             544
Cooper                                                   13,100             620
Guidant*                                                 16,000             720
Kensey Nash*                                             10,000             116
Medtronic                                                 7,000             320
Mentor                                                    8,800             198
                                                                       --------
                                                                          3,259
                                                                       --------
RETAIL DRUG STORES -- 1.6%
Caremark Rx*                                             37,400             488
                                                                       --------
SPECIAL SERVICES -- 9.0%
Accredo Health*                                          11,700             382
AdvancePCS*                                              10,800             586
Albany Molecular Research*                               13,000             455
Apria Healthcare*                                         7,500             181
Dynacare*                                                16,300              81
HEALTHSOUTH*                                              5,100              66
Laboratory Corporation of America Holdings*               2,200             265
Quest Diagnostic*                                         4,400             391
Regeneration Technologies*                               16,000             172
Specialty Laboratories*                                   8,400             206
                                                                       --------
                                                                          2,785
                                                                       --------

TOTAL HEALTH CARE                                                        27,919
                                                                       --------
RETAIL -- 0.6%
CHRONIMED*                                               12,900             180
                                                                       --------
SERVICES -- 1.3%
IMS Health                                               16,900             421
                                                                       --------
WASTE MANAGEMENT -- 0.6%
Stericycle*                                               3,900             174
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $28,155)                                                      28,694
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(50               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

HEALTH SCIENCES FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 7.7%
First American Prime Obligations Fund (A)             2,408,474        $  2,408
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $2,408)                                                        2,408
                                                                       --------

TOTAL INVESTMENTS -- 100.0%
     (Cost $30,563)                                                      31,102
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 0.0% (B)                                 3
                                                                       --------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 650,423
     outstanding shares                                                $  7,263
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 391,017
     outstanding shares                                                   3,958
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 463,167
     outstanding shares                                                   5,473
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 1,719,981
     outstanding shares                                                  14,236
Accumulated net investment loss                                             (69)
Accumulated net realized loss on investments                               (295)
Net unrealized appreciation of investments                                  539
                                                                       --------
NET ASSETS -- 100.0%                                                   $ 31,105
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $   9.67
Maximum sales charge of 5.25%  (C)                                         0.54
                                                                       --------
Offering price per share -- Class A                                    $  10.21
                                                                       --------
Net asset value and offering price per share --
  Class B (D)                                                          $   9.27
                                                                       --------
Net asset value and redemption price per share --
  Class C (E)                                                          $   9.59
Maximum sales charge of 1.00% (F)                                          0.10
                                                                       --------
Offering price per share -- Class  C                                   $   9.69
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $   9.74
                                                                       --------

HEALTH SCIENCES FUND (CONCLUDED)
DESCRIPTION
--------------------------------------------------------------------------------

* Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

            Collateral received for securities loaned, at value      $ 6,511
            Payable upon return of securities loaned                 $(6,511)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR -- American Depositary Receipt
Cl -- Class


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               51)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

REAL ESTATE SECURITIES FUND
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
REAL ESTATE INVESTMENT TRUSTS -- 98.9%
DIVERSIFIED -- 7.5%
Catellus Development*                                    51,500        $    811
Crescent Real Estate Equities                            84,700           1,923
RAIT Investment Trust                                    31,900             440
Rouse Company                                            32,500             840
Security Capital Group, Cl B*                            28,500             591
                                                                       --------
                                                                          4,605
                                                                       --------
FINANCIAL SERVICES -- 2.5%
Anthracite Mortgage Capital                             160,500           1,549
                                                                       --------
HOTELS -- 5.8%
Four Seasons Hotel                                        7,400             366
Hospitality Properties Trust                             45,000           1,188
Host Marriott                                            55,000             642
Innkeepers USA Trust                                     15,700             176
Lasalle Hotel Properties                                 15,000             243
RFS Hotel Investors                                      22,400             324
Starwood Hotels and Resorts World Wide                   19,000             646
                                                                       --------
                                                                          3,585
                                                                       --------
OFFICE/INDUSTRIAL -- 38.0%
Amb Property                                             51,700           1,272
Beacon Capital Partnership* (A)                          33,750             384
Boston Properties                                        36,300           1,396
Brandywine Realty Trust                                  20,000             398
Brookfield Properties                                    36,100             601
CarrAmerica Realty Trust                                 31,100             887
Centerpoint Properties                                   10,500             490
Corporate Office Properties Trust                        31,600             301
Duke Realty Investments                                  97,000           2,246
Equity Office Properties Trust                          166,013           4,648
First Industrial Realty Trust                            19,200             607
Great Lakes Real Estate                                   6,000             102
Liberty Property Trust                                   33,500             946
Mack Cali Realty                                         34,600             934
Mission West Properties                                 111,500           1,416
Prentiss Properties Trust                                50,100           1,235
Prologis Trust                                           91,600           1,839
SL Green Realty                                          11,900             327
Spieker Properties                                       63,000           3,456
                                                                       --------
                                                                         23,485
                                                                       --------
RESIDENTIAL -- 26.7%
Apartment Investment & Management                        67,100           2,983
Archstone Community Trust                               112,600           2,770
Avalonbay Communities                                    37,700           1,727
Charles E. Smith Residential Realty                      11,500             523
Equity Residential Properties Trust                      75,500           3,928
Essex Property Trust                                     46,000           2,210
Manufactured Home Communities                            32,700             883
Summit Properties                                        31,300             767
United Dominion Realty Trust                             54,200             688
                                                                       --------
                                                                         16,479
                                                                       --------

REAL ESTATE SECURITIES FUND (CONTINUED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
MALL/RETAIL -- 15.8%
CBL & Associates Properties                              12,000        $    319
Commercial Net Lease Realty                              38,400             453
General Growth Properties                                36,300           1,269
JP Realty                                                12,200             237
Kimco Realty                                             41,300           1,776
Mid Atlantic Realty Trust                                16,000             200
Pan Pacific Retail Properties                            31,500             698
Philips International Realty                             38,200             157
Simon Property Group                                     84,000           2,150
Vornado Realty Trust                                     51,300           1,838
Weingarten Realty Investors                              15,000             634
                                                                       --------
                                                                          9,731
                                                                       --------
SELF STORAGE -- 1.4%
Shurgard Storage Centers                                 17,000             449
Storage USA                                              13,400             437
                                                                       --------
                                                                            886
                                                                       --------
SPECIALTY REAL ESTATE -- 1.2%
Capital Automotive                                       21,000             336
Fortress Investment* (A)                                 35,000             433
                                                                       --------
                                                                            769
                                                                       --------
TECHNOLOGY -- 0.0%
Internap Network Services*                                   93              --
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $56,955)                                                      61,089
                                                                       --------

PREFERRED STOCKS -- 0.3%
Cypress*                                                  6,019               3
Wyndham International* (B)                                1,630             160
                                                                       --------

TOTAL PREFERRED STOCKS
     (Cost $25)                                                             163
                                                                       --------

RELATED PARTY MONEY MARKET FUND -- 1.2%
First American Prime Obligations Fund (C)737,418                            737
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $737)                                                            737
                                                                       --------

TOTAL INVESTMENTS -- 100.4%
     (Cost $57,717)                                                      61,989
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%) (D)                            (253)
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(52               FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

REAL ESTATE SECURITIES FUND (CONCLUDED)
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 166,635
     outstanding shares                                                $  2,223
Portfolio Capital--Class B ($.0001 par value--
     2 billion authorized) based on 150,570
     outstanding shares                                                   2,180
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 17,593
     outstanding shares                                                     218
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 4,610,796
     outstanding shares                                                  59,282
Distributions in excess of net investment income                             (2)
Accumulated net realized loss on investments                             (6,437)
Net unrealized appreciation of investments                                4,272
                                                                       --------
NET ASSETS -- 100.0%                                                   $ 61,736
                                                                       --------
Net asset value and redemption price per share --
  Class A                                                              $  12.46
Maximum sales charge of 5.25%  (E)                                         0.69
                                                                       --------
Offering price per share -- Class A                                    $  13.15
                                                                       --------
Net asset value and offering price per share --
  Class B (F)                                                          $  12.36
                                                                       --------
Net asset value and redemption price per share --
  Class C (G)                                                          $  12.43
Maximum sales charge of 1.00% (H)                                          0.13
                                                                       --------
Offering price per share -- Class C                                    $  12.56
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  12.49
                                                                       --------

* Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other Oqualified institutional investors.O These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B) Private Placement Securities considered illiquid investments under guidelines established by the Board of Directors.

(C) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(D) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

             Collateral received for securities loaned, at value     $ 15,790
             Payable upon return of securities loaned                $(15,790)

(E) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(F) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(G) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(H) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.


                   FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001               53)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

TECHNOLOGY FUND
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%
TECHNOLOGY -- 77.5%
COMMUNICATION EQUIPMENT -- 11.6%
Avici Systems*                                           58,900        $    471
Ciena*                                                   91,200           3,808
Comverse Technology*                                     34,400           2,026
Motient*                                                400,800             526
Nortel Networks                                         363,700           5,110
ONI Systems*                                            156,000           3,042
QUALCOMM*                                                96,700           5,476
Research In Motion*                                     112,900           2,480
                                                                       --------
                                                                          22,939
                                                                       --------
COMPUTER HARDWARE -- 14.1%
Brocade Communications Systems*                         239,900           5,012
Compaq Computer                                         380,600           6,927
Dell Computer*                                          108,400           2,785
Juniper Networks*                                       148,300           5,629
Palm*                                                   421,327           3,542
Sun Microsystems*                                       257,500           3,958
                                                                       --------
                                                                          27,853
                                                                       --------
COMPUTER NETWORKING -- 4.0%
Cisco Systems*                                          250,200           3,956
McDATA*                                                 118,375           2,234
Network Appliance*                                       96,100           1,616
                                                                       --------
                                                                           7,806
                                                                       --------
COMPUTER PERIPHERAL -- 2.0%
CacheFlow*                                               89,100             395
EMC*                                                    121,600           3,575
                                                                       --------
                                                                           3,970
                                                                       --------
COMPUTER SOFTWARE AND SERVICES -- 27.8%
Adept Technology*                                       119,700           1,676
Agile Software*                                         194,100           2,138
Art Technology*                                          91,100           1,093
Avantgo*                                                102,400             179
Commerce One*                                           193,400           1,804
eBay*                                                   143,000           5,175
I2 Technologies*                                        235,400           3,413
Intergraph*                                             127,500           1,235
Internap Network Services*                              466,500             904
Interwoven*                                             237,100           2,386
Intuit*                                                  40,700           1,129
Mercury Interactive*                                     42,700           1,788
Micromuse*                                               63,200           2,388
Microsoft*                                               93,500           5,113
Netegrity*                                               35,900             884
Portal Software*                                        178,400           1,505
Purchasepro.com*                                         84,000             609
Rational Software*                                       22,900             407
Redback Networks*                                       135,100           1,767
Siebel Systems*                                         304,700           8,288

TECHNOLOGY FUND (CONTINUED)
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Sonus Networks *                                        108,400        $  2,163
Storage Networks*                                       107,800           1,186
Tricord Systems*                                        317,600           1,747
VeriSign*                                                52,500           1,860
Veritas Software*                                        20,300             939
Vitria Technology*                                      377,500           1,439
Yahoo*                                                  111,200           1,751
                                                                       --------
                                                                          54,966
                                                                       --------
COMPUTER SYSTEM SERVICES -- 2.5%
Electronic Data Systems                                  87,900           4,910
                                                                       --------
ELECTRONIC INSTRUMENTS -- 0.1%
Newport                                                   4,700             138
                                                                       --------
ELECTRONIC SEMICONDUCTORS -- 14.2%
Agere Systems*                                          308,400           1,906
Applied Micro Circuits*                                 186,600           3,079
Centillium Communications*                               92,200           2,253
Cree*                                                    59,400             889
Globespan*                                              101,000           2,209
Intel                                                   169,400           4,457
Linear Technology                                        34,700           1,425
Maxim Integrated Products*                               46,500           1,934
Micron Technology                                        79,400           3,298
New Focus*                                               70,100             877
Transwitch*                                              84,800           1,113
Tvia*                                                   235,100             375
Virata*                                                 330,200           4,313
                                                                       --------
                                                                          28,128
                                                                       --------
EQUIPMENT SEMICONDUCTORS -- 1.2%
Applied Materials*                                       54,400           2,366
                                                                       --------

TOTAL TECHNOLOGY                                                        153,076
                                                                       --------
CAPITAL GOODS -- 2.4%
Sony, ADR                                                65,500           4,732
                                                                       --------
COMMUNICATION SERVICES -- 10.9%
Allegiance Telecommunications*                          307,900           4,542
Dobson Communications*                                  170,300           2,821
Global Crossing*                                        143,600           1,937
McLeodUSA*                                              350,700           3,047
OmniSky*                                                136,700             299
Powerwave Technologies*                                  83,200           1,134
Time Warner Telecommunications, Cl A*                   129,300           4,703
XO Communications*                                      416,500           2,916
                                                                       --------
                                                                          21,399
                                                                       --------
CONSUMER CYCLICALS -- 0.5%
Universal Access*                                       173,400             988
                                                                       --------
CONSUMER STAPLES -- 4.8%
AOL Time Warner*                                        236,900           9,512
                                                                       --------

TOTAL COMMON STOCKS
     (Cost $385,535)                                                    189,707
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(54     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

TECHNOLOGY FUND (CONCLUDED)
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.9%
First American Prime Obligations Fund (A)             5,705,746        $  5,706
                                                                       --------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $5,706)                                                        5,706
                                                                       --------

TOTAL INVESTMENTS -- 99.0%
     (Cost $391,241)                                                    195,413
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 1.0% (B)                             1,988
                                                                       --------

NET ASSETS:
Portfolio Capital--Class A ($.01 par value--
     2 billion authorized) based on 4,337,247
     outstanding shares                                                 177,572
Portfolio Capital--Class B ($.01 par value--
     2 billion authorized) based on 2,843,386
     outstanding shares                                                 102,820
Portfolio Capital--Class C ($.01 par value--
     2 billion authorized) based on 1,245,597
     outstanding shares                                                  51,975
Portfolio Capital--Class Y ($.01 par value--
     2 billion authorized) based on 10,217,371
     outstanding shares                                                 258,936
Accumulated net investment loss                                          (1,805)
Accumulated net realized loss on investments                           (196,269)
Net unrealized depreciation of investments                             (195,828)
                                                                       --------
NET ASSETS -- 100.0%                                                   $197,401
                                                                       --------
Net asset value and redemption price per share -- Class A              $  10.59
Maximum sales charge of 5.25% (C)                                          0.59
                                                                       --------
Offering price per share -- Class A                                    $  11.18
                                                                       --------
Net asset value and offering price per share -- Class B (D)            $   9.64
                                                                       --------
Net asset value and offering price per share  -- Class C (E)           $  10.49
Maximum sales charge of 1.00% (F)                                          0.11
                                                                       --------
Offering price per share -- Class C                                    $  10.60
                                                                       --------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  10.86

                                                                       --------
*Non-income producing security

(A)This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See the notes to the financial statements.

(B)Other assets and liabilities representing greater than five percent of total net assets include the following (000):
         Collateral received for securities loaned, at value     $ 70,580
         Payable upon return of securities loaned                $(70,580)

(C)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D)Class B has a contingent deferred sales charge. For a description of a possible redmption charge, see the notes to the financial statements.

(E)Class C has a contingent deferred sales charge. For a description of a possible redmption charge, see the notes to the financial statements.

(F)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depositary Receipt

Cl--Class


                            FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      55)

STATEMENTS OF OPERATIONS for the six months ended March 31, 2001 (unaudited) in thousands

                                                    HEALTH SCIENCES        REAL ESTATE         TECHNOLOGY
                                                               FUND    SECURITIES FUND               FUND
                                                    ---------------    ---------------        -----------
INVESTMENT INCOME:
Interest                                                   $     55+          $     63+        $      629+
Dividends                                                        78              2,111                 36
-------------------------------------------                --------           --------         ----------
TOTAL INVESTMENT INCOME                                         133              2,174                665
===========================================                ========           ========         ==========
EXPENSES:
Investment advisory fees                                        117                212              1,506
Administrator fees                                               18                 33                234
Transfer agent fees                                              52                 48                167
Custodian fees                                                    5                  9                 64
Directors' fees                                                  --                  0                  2
Registration fees                                                --                  0                 --
Professional fees                                                 1                  1                  6
Printing                                                          1                  2                 13
Distribution fees - Class A                                       8                  3                119
Distribution fees - Class B                                      20                  9                295
Distribution fees - Class C                                      23                  0                120
Other                                                             1                  4                 13
-------------------------------------------                --------           --------         ----------
TOTAL EXPENSES                                                  246                321              2,539
===========================================                ========           ========         ==========
Less: Waivers of investment advisory fees                       (44)               (65)               (69)
-------------------------------------------                --------           --------         ----------
TOTAL NET EXPENSES                                              202                256              2,470
===========================================                ========           ========         ==========
Investment income (loss) - net                                  (69)             1,918             (1,805)
-------------------------------------------                --------           --------         ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain (loss) on investments                         201              2,543           (194,530)
Net change in unrealized appreciation or
depreciation of investments                                  (7,162)            (3,807)          (316,694)
-------------------------------------------                --------           --------         ----------
NET LOSS ON INVESTMENTS                                      (6,961)            (1,264)          (511,224)
===========================================                ========           ========         ==========
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS                          $ (7,030)          $    654         $ (513,029)
===========================================                ========           ========         ==========

+ Includes income from securities lending program. See the Notes to the Financial Statements for additional information.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(56     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                               HEALTH                  REAL ESTATE
                                                                        SCIENCES FUND              SECURITIES FUND
                                                              -------------------------  --------------------------
                                                                 10/1/00      10/1/99      10/1/00         10/1/99
                                                                      to           to           to              to
                                                                 3/31/01      9/30/00      3/31/01         9/30/00
                                                              ------------  -----------  -----------   ------------
                                                              (unaudited)                (unaudited)
OPERATIONS:
Investment income (loss) - net                                  $    (69)     $   (38)     $ 1,918       $   3,630
Net realized gain (loss) on investments                              201        3,404        2,543          (5,831)
Net change in unrealized appreciation or depreciation
 of investments                                                   (7,162)       6,835       (3,807)         15,034
------------------------------------------------------          --------      -------      -------       ---------
Net increase (decrease) in net assets resulting from
 operations                                                       (7,030)      10,201          654          12,833
------------------------------------------------------          --------      -------      -------       ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                             --           --       (1,738)           (102)
  Class B                                                             --           --          (61)           (106)
  Class C                                                             --           --          (47)             (1)
  Class Y                                                             --           (2)          (5)         (3,583)
Net realized gain on investments:
  Class A                                                           (702)          --           --              --
  Class B                                                           (475)          --           --              --
  Class C                                                           (458)          --           --              --
  Class Y                                                         (2,040)          --           --              --
Tax return of capital:
  Class A                                                             --           --           --              (4)
  Class B                                                             --           --           --              (5)
  Class C                                                             --           --           --              --
  Class Y                                                             --           --           --            (138)
------------------------------------------------------          --------      -------      -------       ---------
Total distributions                                               (3,675)          (2)      (1,851)         (3,939)
------------------------------------------------------          --------      -------      -------       ---------
CAPITAL SHARE TRANSACTIONS(1):

Class A:
  Proceeds from sales                                              2,377        4,777          395             772
  Reinvestment of distributions                                      685           --           55              91
  Payments for redemptions                                        (1,339)      (1,336)        (369)           (601)
------------------------------------------------------          --------      -------      -------       ---------
Increase (decrease) in net assets from Class A
Fund, and net investment loss
 transactions                                                      1,723        3,441           81             262
------------------------------------------------------          --------      -------      -------       ---------
Class B:
Technology Fund at March 31,
  Proceeds from sales                                              1,099        2,706          157             315
  Reinvestment of distributions                                      469           --           41              92
  Payments for redemptions                                          (828)        (686)        (171)           (995)
------------------------------------------------------          --------      -------      -------       ---------
Increase (decrease) in net assets from Class B
 transactions                                                        740        2,020           27            (588)
------------------------------------------------------          --------      -------      -------       ---------
Class C:
  Proceeds from sales                                              1,379        3,975           76             167
  Reinvestment of distributions                                      458           --            5               1
  Payments for redemptions                                          (279)         (60)         (24)             (7)
------------------------------------------------------          --------      -------      -------       ---------
Increase in net assets from Class C transactions                   1,558        3,915           57             161
------------------------------------------------------          --------      -------      -------       ---------
Class Y:
  Proceeds from sales                                              3,807        3,248        6,239          14,679
  Reinvestment of distributions                                      902           --          127             337
  Payments for redemptions                                        (1,308)      (3,039)      (4,018)        (18,216)
------------------------------------------------------          --------      -------      -------       ---------
Increase (decrease) in net assets from Class Y
 transactions                                                      3,401          209        2,348          (3,200)
------------------------------------------------------          --------      -------      -------       ---------
Increase (decrease) in net assets from capital share
 transactions                                                      7,422        9,585        2,513          (3,365)
------------------------------------------------------          --------      -------      -------       ---------
Total increase (decrease) in net assets                           (3,283)      19,784        1,316           5,529
NET ASSETS AT BEGINNING OF PERIOD                                 34,388       14,604       60,420          54,891
======================================================          ========      =======      =======       =========
NET ASSETS AT END OF PERIOD (2)                                 $ 31,105      $34,388      $61,736       $  60,420
======================================================          ========      =======      =======       =========

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                       TECHNOLOGY
                                                                             FUND
                                                                 ---------------------------
                                                                      10/1/00       10/1/99
                                                                           to            to
                                                                      3/31/01       9/30/00
                                                                 -------------   -----------
                                                                   (unaudited)
OPERATIONS:
Investment income (loss) - net                                    $    (1,805)  $    (5,255)
Net realized gain (loss) on investments                              (194,530)      131,445
Net change in unrealized appreciation or depreciation
 of investments                                                      (316,694)       43,672
------------------------------------------------------           ------------   -----------
Net increase (decrease) in net assets resulting from
 operations                                                          (513,029)      169,862
------------------------------------------------------           ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                  --            --
  Class B                                                                  --            --
  Class C                                                                  --            --
  Class Y                                                                  --            --
Net realized gain on investments:
  Class A                                                             (24,636)       (7,867)
  Class B                                                             (16,716)       (7,758)
  Class C                                                              (5,503)           --
  Class Y                                                             (67,888)      (70,350)
Tax return of capital:
  Class A                                                                  --            --
  Class B                                                                  --            --
  Class C                                                                  --            --
  Class Y                                                                  --            --
------------------------------------------------------           ------------   -----------
Total distributions                                                  (114,743)      (85,975)
------------------------------------------------------           ------------   -----------
CAPITAL SHARE TRANSACTIONS(1):
Class A:
  Proceeds from sales                                                  36,877       226,127
  Reinvestment of distributions                                        23,719         7,203
  Payments for redemptions                                            (31,148)      (96,618)
------------------------------------------------------           ------------   -----------
Increase (decrease) in net assets from Class A
Fund, and net investment loss
 transactions                                                          29,448       136,712
------------------------------------------------------           ------------   -----------
Class B:
Technology Fund at March 31,
  Proceeds from sales                                                   8,732        82,706
  Reinvestment of distributions                                        16,260         7,621
  Payments for redemptions                                             (6,852)      (17,275)
------------------------------------------------------           ------------   -----------
Increase (decrease) in net assets from Class B
 transactions                                                          18,140        73,052
------------------------------------------------------           ------------   -----------
Class C:
  Proceeds from sales                                                  13,145        39,844
  Reinvestment of distributions                                         5,470            --
  Payments for redemptions                                             (4,539)       (1,945)
------------------------------------------------------           ------------   -----------
Increase in net assets from Class C transactions                       14,076        37,899
------------------------------------------------------           ------------   -----------
Class Y:
  Proceeds from sales                                                  65,259       242,912
  Reinvestment of distributions                                        35,693        19,875
  Payments for redemptions                                            (60,522)     (128,235)
------------------------------------------------------           ------------   -----------
Increase (decrease) in net assets from Class Y
 transactions                                                          40,430       134,552
------------------------------------------------------           ------------   -----------
Increase (decrease) in net assets from capital share
 transactions                                                         102,094       382,215
------------------------------------------------------           ------------   -----------
Total increase (decrease) in net assets                              (525,678)      466,102
NET ASSETS AT BEGINNING OF PERIOD                                     723,079       256,977
======================================================           ============   ===========
NET ASSETS AT END OF PERIOD (2)                                   $   197,401   $   723,079
======================================================           ============   ===========

(1) See note 4 in the notes to the financial statements for additional information.
(2) Includes net investment loss (000) of $(69) and $0 for Health Sciences Fund, distributions in excess of net investment income (000) of $(2) and $(69) for Real Estate Securities (000) of $(1,805) and $0 for 2001, and September 30, 2000, respectively.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        57)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated

                                                              REALIZED AND
                                 NET ASSET                      UNREALIZED         DIVIDENDS                    DISTRIBUTIONS
                                     VALUE              NET       GAINS OR          FROM NET    DISTRIBUTIONS            FROM
                                 BEGINNING       INVESTMENT    (LOSSES) ON        INVESTMENT             FROM       RETURN OF
                                 OF PERIOD    INCOME (LOSS)    INVESTMENTS            INCOME    CAPITAL GAINS         CAPITAL
                               -----------  ---------------  -------------  ----------------  ---------------  --------------
HEALTH SCIENCES FUND
Class A
 2001* (unaudited)              $  13.34        $ (0.04)        $ (2.26)       $     --           $ (1.37)        $    --
 2000                               8.24          (0.02)           5.12              --                --              --
 1999                               7.82           0.01            0.46           (0.01)            (0.04)             --
 1998                              12.05           0.01           (2.78)             --             (1.46)             --
 1997                               9.86          (0.01)           2.30              --             (0.10)             --
 1996(1)                           10.00           0.01           (0.14)          (0.01)               --              --
Class B
 2001* (unaudited)              $  12.89        $ (0.07)        $ (2.18)       $     --           $ (1.37)        $    --
 2000                               8.02          (0.08)           4.95              --                --              --
 1999                               7.65           0.01            0.40              --             (0.04)             --
 1998                              11.90          (0.02)          (2.77)             --             (1.46)             --
 1997                               9.81          (0.01)           2.20              --             (0.10)             --
 1996(1)                           10.00          (0.02)          (0.16)          (0.01)               --              --
Class C
 2001* (unaudited)              $  13.29        $ (0.07)        $ (2.26)       $     --           $ (1.37)        $    --
 2000(2)                            9.76          (0.03)           3.56              --                --              --
Class Y
 2001* (unaudited)              $  13.42        $ (0.03)        $ (2.28)       $     --           $ (1.37)        $    --
 2000                               8.28             --            5.14              --                --              --
 1999                               7.84           0.04            0.48           (0.04)            (0.04)             --
 1998                              12.08           0.03           (2.78)          (0.03)            (1.46)             --
 1997                               9.87          (0.01)           2.33           (0.01)            (0.10)             --
 1996(1)                           10.00           0.03           (0.15)          (0.01)               --              --
                                --------        -------         -------        --------           -------         -------
REAL ESTATE SECURITIES FUND
Class A
 2001* (unaudited)              $  12.71        $  0.35         $ (0.23)       $  (0.37)          $    --         $    --
 2000                              10.78           0.74            2.00           (0.79)               --           (0.02)
 1999                              12.17           0.65           (1.36)          (0.67)               --           (0.01)
 1998                              14.97           0.63           (2.40)          (0.70)(B)         (0.33)             --
 1997                              11.52           0.72            3.42           (0.65)            (0.03)          (0.01)
 1996                              10.38           0.52            1.30           (0.51)               --           (0.17)
Class B
 2001* (unaudited)              $  12.61        $  0.27         $ (0.20)       $  (0.32)          $    --         $    --
 2000                              10.69           0.64            2.00           (0.69)               --           (0.03)
 1999                              12.08           0.55           (1.34)          (0.57)               --           (0.03)
 1998                              14.86           0.52           (2.37)          (0.60)(B)         (0.33)             --
 1997                              11.46           0.63            3.38           (0.57)            (0.03)          (0.01)
 1996                              10.37           0.44            1.27           (0.45)               --           (0.17)
Class C
 2001* (unaudited)              $  12.68        $  0.27         $ (0.20)       $  (0.32)          $    --         $    --
 2000(2)                           10.61           0.50            2.14           (0.57)               --              --
Class Y
 2001* (unaudited)              $  12.73        $  0.37         $ (0.23)       $  (0.38)          $    --         $    --
 2000                              10.80           0.77            2.00           (0.81)               --           (0.03)
 1999                              12.19           0.68           (1.35)          (0.69)               --           (0.03)
 1998                              14.99           0.67           (2.40)          (0.74)(B)         (0.33)             --
 1997                              11.53           0.74            3.43           (0.67)            (0.03)          (0.01)
 1996                              10.37           0.57            1.29           (0.53)               --           (0.17)
-------                         --------        -------         -------        --------           -------         -------

 +  Returns are for the period indicated and have not been annualized.
 * For the six month period ended March 31, 2001. All ratios for the period have been annualized.
(A) Excluding sales charges.
(B) Includes distributions in excess of net investment income.
(1) Commenced operations on January 31, 1996. All ratios for the period have been annualized.
(2) Commenced operations on February 1, 2000. All ratios for the period have been annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(58     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                                    RATIO OF NET
                                                                                        RATIO OF      INVESTMENT
                                                                     RATIO OF NET    EXPENSES TO   INCOME (LOSS)
      NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE      TO AVERAGE
          VALUE                        NET ASSETS    EXPENSES TO    INCOME (LOSS)     NET ASSETS      NET ASSETS   PORTFOLIO
         END OF             TOTAL          END OF        AVERAGE       TO AVERAGE     (EXCLUDING      (EXCLUDING    TURNOVER
         PERIOD        RETURN (A)    PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)        WAIVERS)        RATE
    -----------  ----------------  --------------  -------------  ---------------  -------------  --------------  ----------


       $  9.67          (18.77)%+       $ 6,287          1.15%           (0.36)%         1.42%          (0.63)%         60%
         13.34           61.89            6,645          1.17            (0.27)          1.46           (0.56)         104
          8.24            6.08            1,383          1.16             0.11           1.30           (0.03)          53
          7.82          (25.24)           2,017          1.15             0.04           1.20           (0.01)          45
         12.05           23.60              849          1.15            (0.20)          1.29           (0.34)          54
          9.86           (1.32)+            629          1.15             0.18           2.12           (0.79)          19

       $  9.27          (19.13)%+       $ 3,623          1.90%           (1.12)%         2.17%          (1.39)%         60%
         12.89           60.72            4,221          1.92            (1.02)          2.21           (1.31)         104
          8.02            5.37            1,029          1.92            (0.64)          2.05           (0.77)          53
          7.65          (25.80)             645          1.90            (0.73)          1.95           (0.78)          45
         11.90           22.69              516          1.90            (0.94)          2.04           (1.08)          54
          9.81           (1.86)+            281          1.90            (0.61)          2.87           (1.58)          19

       $  9.59          (19.10)%+       $ 4,441          1.90%           (1.12)%         2.17%          (1.39)%         60%
         13.29           36.17+           4,347          1.92            (1.02)          2.21           (1.31)         104

       $  9.74          (18.73)%+       $16,754          0.90%           (0.12)%         1.17%          (0.39)%         60%
         13.42           62.10           19,175          0.92            (0.02)          1.21           (0.31)         104
          8.28            6.59           12,192          0.90             0.38           1.05            0.23           53
          7.84          (25.10)          21,977          0.90             0.27           0.95            0.22           45
         12.08           23.89           41,243          0.90             0.06           1.04           (0.08)          54
          9.87           (1.20)+         12,485          0.90             0.43           1.87           (0.54)          19
       -------         -------          -------       -------          -------        -------         -------       ------


       $ 12.46            0.92%+        $ 2,077          1.05%            6.11%          1.27%           5.89%          40%
         12.71           26.68            2,035          1.05             6.59           1.24            6.40           45
         10.78           (5.89)           1,518          1.05             5.52           1.18            5.39           21
         12.17          (12.42)           2,027          1.05             4.71           1.18            4.58           36
         14.97           36.77            2,105          1.05             4.46           1.30            4.21           14
         11.52           18.17              226          1.05             4.36           1.76            3.65            8

       $ 12.36            0.54%+        $ 1,861          1.80%            5.37%          2.02%           5.15%          40%
         12.61           25.81            1,874          1.80             5.79           1.99            5.60           45
         10.69           (6.68)           2,192          1.80             4.75           1.93            4.62           21
         12.08          (13.04)           3,026          1.80             3.98           1.93            3.85           36
         14.86           35.77            3,318          1.80             3.61           2.00            3.41           14
         11.46           17.00              263          1.80             4.29           2.51            3.58            8

       $ 12.43            0.58%+        $   219          1.80%            5.51%          2.01%           5.30%          40%
         12.68           25.56+             164          1.80             5.79           1.99            5.60           45

       $ 12.49            1.12%+        $57,579          0.80%            6.37%          1.01%           6.16%          40%
         12.73           26.95           56,347          0.80             6.79           0.99            6.60           45
         10.80           (5.64)          51,181          0.80             5.78           0.93            5.65           21
         12.19          (12.18)          58,275          0.80             5.06           0.93            4.93           36
         14.99           37.07           40,501          0.80             4.57           1.05            4.32           14
         11.53           18.53           17,895          0.80             5.13           1.51            4.42            8
       -------         -------          -------       -------          -------        -------         -------       ------


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        59)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated

                                                      REALIZED AND
                         NET ASSET                      UNREALIZED     DIVIDENDS                    DISTRIBUTIONS
                             VALUE              NET       GAINS OR      FROM NET    DISTRIBUTIONS            FROM
                         BEGINNING       INVESTMENT    (LOSSES) ON    INVESTMENT             FROM       RETURN OF
                         OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME    CAPITAL GAINS         CAPITAL
                       -----------  ---------------  -------------  ------------  ---------------  --------------
TECHNOLOGY FUND
Class A
 2001* (unaudited)       $  47.68        $ (0.18)       $ (29.29)        $ --         $  (7.62)          $ --
 2000                       34.22          (0.35)          24.87           --           (11.06)            --
 1999                       15.60          (0.18)          19.55           --           ( 0.75)            --
 1998                       20.20          (0.13)         ( 3.26)          --           ( 1.21)            --
 1997                       19.25          (0.11)           3.12           --           ( 2.06)            --
 1996                       18.24          (0.05)           2.95           --           ( 1.89)            --
Class B
 2001* (unaudited)       $  44.40        $ (0.19)       $ (26.95)        $ --         $  (7.62)          $ --
 2000                       32.59          (0.35)          23.22           --           (11.06)            --
 1999                       14.99          (0.34)          18.69           --           ( 0.75)            --
 1998                       19.58          (0.24)         ( 3.14)          --           ( 1.21)            --
 1997                       18.85          (0.20)           2.99           --           ( 2.06)            --
 1996                       18.02          (0.14)           2.86           --           ( 1.89)            --
Class C
 2001* (unaudited)       $  47.49        $ (0.19)       $ (29.19)        $ --         $  (7.62)          $ --
 2000(1)                    50.30          (0.35)         ( 2.46)          --               --             --
Class Y
 2001* (unaudited)       $  48.60        $ (0.09)       $ (30.03)        $ --         $  (7.62)          $ --
 2000                       34.64          (0.34)          25.36           --           (11.06)            --
 1999                       15.73          (0.13)          19.79           --           ( 0.75)            --
 1998                       20.29          (0.08)         ( 3.27)          --           ( 1.21)            --
 1997                       19.29          (0.06)           3.12           --           ( 2.06)            --
 1996                       18.24          (0.04)           2.98           --           ( 1.89)            --
                         --------        -------        --------         ----         --------           ----

  +Returns are for the period indicated and have not been annualized.
  *For the six month period ended March 31, 2001. All ratios for the period have been annualized.
(A)Excludes sales charges.
(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(60     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                                    RATIO OF NET
                                                                                        RATIO OF      INVESTMENT
                                                                     RATIO OF NET    EXPENSES TO   INCOME (LOSS)
      NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE      TO AVERAGE
          VALUE                        NET ASSETS    EXPENSES TO    INCOME (LOSS)     NET ASSETS      NET ASSETS   PORTFOLIO
         END OF             TOTAL          END OF        AVERAGE       TO AVERAGE     (EXCLUDING      (EXCLUDING    TURNOVER
         PERIOD        RETURN (A)    PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)        WAIVERS)        RATE
    -----------  ----------------  --------------  -------------  ---------------  -------------  --------------  ----------


      $  10.59          (72.20)%+      $ 45,924          1.15%           (0.84)%         1.18%          (0.87)%         133%
         47.68           80.11          155,533          1.15            (0.93)          1.15           (0.93)           195
         34.22          128.71           21,491          1.15            (0.80)          1.16           (0.81)           184
         15.60          (16.69)           7,703          1.15            (0.60)          1.15           (0.60)           124
         20.20           17.71            5,564          1.15            (0.59)          1.17           (0.61)           150
         19.25           18.60            4,799          1.15            (0.85)          1.26           (0.96)           119

      $   9.64          (72.30)%+      $ 27,383          1.90%           (1.59)%         1.93%          (1.62)%         133%
         44.40           78.77           97,003          1.90            (1.68)          1.90           (1.68)           195
         32.59          127.09           20,866          1.90            (1.56)          1.91           (1.57)           184
         14.99          (17.21)           7,499          1.90            (1.38)          1.90           (1.38)           124
         19.58           16.82            8,463          1.90            (1.41)          1.92           (1.43)           150
         18.85           17.75            4,881          1.90            (1.60)          2.01           (1.71)           119

      $  10.49          (72.32)%+      $ 13,072          1.90%           (1.59)%         1.93%          (1.62)%         133%
         47.49           (5.59)+         33,605          1.90            (1.67)          1.88           (1.65)           195

      $  10.86          (72.16)%+      $111,000          0.90%           (0.59)%         0.93%          (0.62)%         133%
         48.60           80.71          436,938          0.90            (0.67)          0.90           (0.67)           195
         34.64          129.52          214,620          0.90            (0.53)          0.91           (0.54)           184
         15.73          (16.41)         100,985          0.90            (0.38)          0.90           (0.38)           124
         20.29           17.95          148,659          0.90            (0.41)          0.92           (0.43)           150
         19.29           18.85           64,602          0.90            (0.60)          1.01           (0.71)           119
      --------          ------          -------        ------          -------        -------         -------        -------


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        61)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)

1 >  ORGANIZATION

     The First American Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, International Fund, Health Sciences Fund, Real Estate Securities Fund, and Technology Fund (each "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. (FAIF). Other funds that are offered by FAIF but are not included in this report are First American Corporate Bond Fund, Limited Term Income Fund, Intermediate Term Income Fund, Fixed Income Fund, Strategic Income Fund, Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Tax Free Fund, Nebraska Tax Free Fund, and Oregon Intermediate Tax Free Fund. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Board of Directors to create additional funds in the future.

     FAIF offers Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front end sales charge and may be subject to a contingent deferred sales charge for 18 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies, and strategies. All Classes of shares have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among Classes.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Security valuations for FAIF fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.


(62     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

     DISTRIBUTIONS TO SHAREHOLDERS - Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, and Mid Cap Value Fund declare and pay income dividends monthly. Small Cap Growth Fund, Small Cap Value Fund, International Index Fund, Health Sciences Fund, Real Estate Securities Fund, and Technology Fund declare and pay income dividends quarterly. Emerging Markets Fund declare and pay dividends annually.

     Due to the nature of the dividends received by the Real Estate Securities Fund on its securities holdings, a portion of the quarterly distributions of the Real Estate Securities Fund may be a return of capital. Any net realized capital gains on sales of a fund's securities are distributed to shareholders at least annually.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal tax purposes, required distributions related to realized gains for security transactions are computed as of September 30th or October 31st.

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses, and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     At September 30, 2000, the following funds have capital loss carryforwards:


                                    AMOUNT (000)       EXPIRATION DATE
                                    ------------       ---------------
     Mid Cap Value Fund                 $128,958             2007-2008
     Emerging Markets Fund                   740                  2007
     Real Estate Securities Fund           8,981                  2008
     -----------------------------  ------------       ---------------

     The amount for the Real Estate Securities Fund is an estimate because its tax year end is December 31.

     The Mid Cap Value Fund incurred a loss for tax purposes in the amount of $3,743,000 for November 1, 1999, to September 30, 2000. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ended September 30, 2001.

     FUTURES TRANSACTIONS - In order to gain exposure to or protect against changes in the market, certain Funds may enter into S&P Stock Index futures contracts and other stock futures contracts.

     Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Emerging Markets Fund and International Fund are maintained in U.S. dollars on the following basis:
     * market value of investment securities, assets, and liabilities at the current rate of exchange; and
     * purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Emerging Markets Fund and International Fund do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The Emerging Markets Fund and International Fund report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS - The Emerging Markets Fund and International Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Emerging Markets Fund and International Fund intend to settle the contracts prior to delivery. All commitments

                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        63)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)

     are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Emerging Markets Fund and International Fund realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective Class on the basis of the relative net assets each day.

     OPTIONS TRANSACTIONS - In order to hedge against market risks certain Funds may write covered call options and purchase put options on stock indices and on securities in which the Funds invest. Options are valued daily based upon the last sales price on the principal exchange on which the option is traded, and the Fund records the unrealized gain or loss. A Fund will realize a gain or loss upon the expiration or closing of the options contract.

     SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, U.S. Government securities or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


3 >  FEES AND EXPENSES

     ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank") and its predecessor, First American Asset Management, manages each Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each Fund, other than the International Fund and Emerging Markets Fund, is equal to an annual rate of 0.70% of the average daily net assets. The fee for the International Fund and Emerging Markets Fund is equal to an annual rate of 1.25% of average daily net assets. The Advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed expense limitations described in the Funds' prospectuses. Fee waivers may be discontinued at any time.

     The Funds may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

     SUB-ADVISOR FEES - Marvin & Palmer Associates, Inc. serves as Sub-Advisor to the International Fund and Emerging Markets Fund pursuant to a Sub-Advisory Agreement with the Advisor. For International Fund, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million, and 0.40% of International Fund's average daily net assets in excess of $500 million. For Emerging Markets Fund, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

     ADMINISTRATION FEES - Pursuant to an administration agreement, U.S. Bank provides administrative services to the First American Family of Funds. Under the arrangement, the Funds are charged an annual rate of 0.12% of each


(64     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

     FAIF Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAIF Fund is reduced to 0.105% of its respective share of excess net assets. Fees are computed daily and paid monthly.

     SUB-ADMINISTRATION FEES - SEI Investments Mutual Fund Services ("SIMFS") serves as sub-administrator and assists U.S. Bank in providing sub-administration services for the Funds. For these services, U.S. Bank compensates SIMFS monthly at an annual rate equal to 0.05% of aggregate average daily net assets of FAIF. In addition, SIMFS also receives 0.015% on assets up to $34.5 billion, 0.0075% on the next $25.5 billion, and 0.005% on assets over $60 billion for all Funds. There is a minimum $50,000 per Fund fee (the oldest 38 Funds are excluded). U.S. Bank paid SIMFS $5,415,000 in aggregate for the six month period ended March 31, 2001 for the First American Family of Funds. For the Funds included in this semiannual report the amounts paid to SIMFS for the six months ended March 31, 2001 were as follows (000):

     Balanced Fund              $101
     Equity Income Fund           95
     Equity Index Fund           506
     Large Cap Growth Fund       361
     Large Cap Value Fund        437
     Mid Cap Growth Fund         164
     Mid Cap Value Fund          104
     Small Cap Growth Fund       146
     Small Cap Value Fund        150
     Emerging Markets Fund        19
     International Fund          264
     Health Sciences Fund         11
     Real Estate Fund             20
     Technology Fund             140
     -----------------------    ----

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund, other than Emerging Markets Fund and International Index Fund, is equal to an annual rate of 0.03% of average daily net assets. The fee for Emerging Markets Fund and International Index Fund is equal to an annual rate of 0.10% of average daily net assets. All fees are computed daily and paid monthly.

     DISTRIBUTION FEES - SEI Investments Distribution Co. ("SIDCO") serves as distributor of the Funds. Under the respective distribution plan, each of the Funds pay SIDCO a monthly distribution fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares and 1.00% of the Class B shares and 1.00% Class C shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. Under the agreement, SIDCO paid the following amounts to affiliates of U.S. Bank for the six month period ended March 31, 2001 (000):

                                             U.S. BANCORP
                               U.S. BANK     PIPER JAFFRAY    U.S. BANK TRUST
                               ---------     -------------    ---------------
     Balanced Fund               $ 63            $ 43               $--
     Equity Income Fund            15              18                --
     Equity Index Fund            112             123                --
     Large Cap Growth Fund         39             164                 1
     Large Cap Value Fund          59             120                 1
     Mid Cap Growth Fund           10             207                 3
     Mid Cap Value Fund            16              11                --
     Small Cap Growth Fund          9              48                --
     Small Cap Value Fund          26              14                --
     Emerging Markets Fund         --               4                --
     International Fund            15              83                 1
     Health Sciences Fund           3               9                --
     Real Estate Fund               1               2                --
     Technology Fund               29              65                --
     -----------------------     ----            ----               ---

     TRANSFER AGENT FEES - U.S. Bank serves as transfer agent and dividend disbursement agent. As the servicing agent, U.S. Bank was paid $5,605,000 in aggregate for the six month period ended March 31, 2001 for the First American Family of Funds. For the six month period ended March 31, 2001, transfer agent fees paid to U.S. Bank for the funds included in this semiannual report were as follows (000):


     Balanced Fund                   $92
     Equity Income Fund               37
     Equity Index Fund               258
     Large Cap Growth Fund           197
     Large Cap Value Fund            206
     Mid Cap Growth Fund             155
     Mid Cap Value Fund               66
     Small Cap Growth Fund            78
     Small Cap Value Fund             79
     Emerging Markets Fund            28
     International Fund              145
     Health Sciences Fund             31
     Real Estate Securities Fund      19
     Technology Fund                 262
     -----------------------------   ---


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        65)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the six month period ended March 31, 2001, legal fees and expenses were paid to a law firm of which the Assistant Secretaries of the Funds are partners.

     SALES CHARGES - A Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                   CDSC
                              AS A PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE       AMOUNT SUBJECT TO CHARGE
     ---------------------   --------------------------
       First                              5.00%
       Second                             5.00%
       Third                              4.00%
       Fourth                             3.00%
       Fifth                              2.00%
       Sixth                              1.00%
       Seventh                              --
       Eighth                               --
     ---------------------             -------

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months.

     The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

     For the six month period ended March 31, 2001, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $86,000.


(66     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

4 >  CAPITAL SHARE TRANSACTIONS

     Capital share transactions for the Funds were as follows (000):

                                                               BALANCED                      EQUITY                     EQUITY
                                                                   FUND                 INCOME FUND                 INDEX FUND
                                               --------------------------  --------------------------  ------------------------
                                                  10/1/00       10/1/99       10/1/00       10/1/99      10/1/00       10/1/99
                                                       to            to            to            to           to            to
                                                  3/31/01       9/30/00       3/31/01       9/30/00      3/31/01       9/30/00
                                               ------------   -----------  ------------   -----------  -----------   ----------
                                               (unaudited)                 (unaudited)                 (unaudited)
Class A:
 Shares issued                                        252           795           301           471          855         1,875
 Shares issued in lieu of cash distributions          324           626           120            81          167           135
 Shares redeemed                                     (656)       (2,216)         (264)         (477)        (947)       (1,503)
----------------------------------------------     ------       -------        ------        ------       ------       -------
TOTAL CLASS A TRANSACTIONS                            (80)         (795)          157            75           75           507
==============================================     ======       =======        ======        ======       ======       =======
Class B:
 Shares issued                                        118           289           114           123          281         1,148
 Shares issued in lieu of cash distributions          283           523            74            52          141           100
 Shares redeemed                                     (493)       (1,341)          (81)         (227)        (363)         (753)
----------------------------------------------     ------       -------        ------        ------       ------       -------
TOTAL CLASS B TRANSACTIONS                            (92)         (529)          107           (52)          59           495
==============================================     ======       =======        ======        ======       ======       =======
Class C:
 Shares issued                                         40            57            77            77          358           780
 Shares issued in lieu of cash distributions            9            13            19             9           41            19
 Shares redeemed                                      (15)          (53)          (47)          (39)        (167)         (202)
----------------------------------------------     ------       -------        ------        ------       ------       -------
TOTAL CLASS C TRANSACTIONS                             34            17            49            47          232           597
==============================================     ======       =======        ======        ======       ======       =======
Class Y:
 Shares issued                                      1,640         6,286         1,563         2,047        7,479        17,708
 Shares issued in lieu of cash distributions        1,451         2,967           559           233        1,656         1,353
 Shares redeemed                                   (5,018)      (15,935)       (2,125)       (7,378)      (6,974)      (15,863)
----------------------------------------------     ------       -------        ------        ------       ------       -------
TOTAL CLASS Y TRANSACTIONS                         (1,927)       (6,682)           (3)       (5,098)       2,161         3,198
==============================================     ======       =======        ======        ======       ======       =======
NET INCREASE (DECREASE) IN CAPITAL SHARES          (2,065)       (7,989)          310        (5,028)       2,527         4,797
==============================================     ======       =======        ======        ======       ======       =======

                                                                LARGE CAP                 LARGE CAP                  MID CAP
                                                              GROWTH FUND                VALUE FUND              GROWTH FUND
                                                  ------------------------- ------------------------- -----------------------
                                                     10/1/00      10/1/99      10/1/00      10/1/99     10/1/00      10/1/99
                                                          to           to           to           to          to           to
                                                     3/31/01      9/30/00      3/31/01      9/30/00     3/31/01      9/30/00
                                                  ------------  -----------  -----------  ----------- -----------  ----------
                                                  (unaudited)                (unaudited)              (unaudited)
Class A:
 Shares issued                                         1,353        2,279          575        1,536       3,639        4,773
 Shares issued in lieu of cash distributions           1,077        1,181          668          927       9,400        2,541
 Shares redeemed                                      (1,787)      (2,296)      (1,613)      (3,419)     (6,903)      (6,122)
-------------------------------------------------     ------       ------       ------       ------      ------       ------
TOTAL CLASS A TRANSACTIONS                               643        1,164         (370)        (956)      6,136        1,192
=================================================     ======       ======       ======       ======      ======       ======
Class B:
 Shares issued                                           235          836          101          240         225          243
 Shares issued in lieu of cash distributions             215          164          249          335         192            7
 Shares redeemed                                        (179)        (248)        (220)        (827)        (76)         (18)
-------------------------------------------------     ------       ------       ------       ------      ------       ------
TOTAL CLASS B TRANSACTIONS                               271          752          130         (252)        341          232
=================================================     ======       ======       ======       ======      ======       ======
Class C:
 Shares issued                                           500          785          229          268         660          286
 Shares issued in lieu of cash distributions             106           10           33            9         237            8
 Shares redeemed                                        (162)         (20)         (76)         (19)       (169)          (9)
-------------------------------------------------     ------       ------       ------       ------      ------       -------
TOTAL CLASS C TRANSACTIONS                               444          775          186          258         728          285
=================================================     ======       ======       ======       ======      ======       ======
Class Y:
 Shares issued                                        15,999       13,361        9,115       17,619      14,387        8,812
 Shares issued in connection with acquisition of
  Santa Monica Trust Fund                                 --          471           --           --          --           --
 Shares issued in lieu of cash distributions           3,006        2,201        4,458        4,556       9,585        2,422
 Shares redeemed                                      (6,525)      (7,928)      (8,566)     (22,648)     (5,117)      (8,620)
-------------------------------------------------     ------       ------       ------      -------      ------       ------
TOTAL CLASS Y TRANSACTIONS                            12,480        8,105        5,007         (473)     18,855        2,614
=================================================     ======       ======       ======      =======      ======       ======
NET INCREASE (DECREASE) IN CAPITAL SHARES             13,838       10,796        4,953       (1,423)     26,060        4,323
=================================================     ======       ======       ======      =======      ======       ======


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        67)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)

                                                                MID CAP                   SMALL CAP
                                                             VALUE FUND                 GROWTH FUND
                                               --------------------------  -------------------------
                                                  10/1/00       10/1/99       10/1/00       10/1/99
                                                       to            to            to            to
                                                  3/31/01       9/30/00       3/31/01       9/30/00
                                               ------------   -----------  ------------   ----------
                                                (unaudited)                (unaudited)
Class A:
 Shares issued                                        204           524         1,221         2,743
 Shares issued in lieu of cash distributions            3             6           591           204
 Shares redeemed                                     (114)       (1,157)       (1,194)       (2,531)
----------------------------------------------     ------       -------        ------        ------
TOTAL CLASS A TRANSACTIONS                             93          (627)          618           416
==============================================     ======       =======        ======        ======
Class B:
 Shares issued                                         83            51            52           256
 Shares issued in lieu of cash distributions            1             2           104            17
 Shares redeemed                                      (92)         (683)          (42)          (47)
----------------------------------------------     ------       -------        ------        ------
TOTAL CLASS B TRANSACTIONS                             (8)         (630)          114           226
==============================================     ======       =======        ======        ======
Class C:
 Shares issued                                         63            88           150           323
 Shares issued in lieu of cash distributions           --            --            91             3
 Shares redeemed                                      (15)           (3)          (61)           (6)
----------------------------------------------       ----        -------       ------        -------
TOTAL CLASS C TRANSACTIONS                             48            85           180           320
==============================================     ======       =======        ======        ======
Class Y:
 Shares issued                                      4,863         5,589        10,452         8,310
 Shares issued in lieu of cash distributions           39            85         3,028           708
 Shares redeemed                                   (2,419)      (10,370)       (3,259)       (4,399)
----------------------------------------------     ------       -------        ------        ------
TOTAL CLASS Y TRANSACTIONS                          2,483        (4,696)       10,221         4,619
==============================================     ======       =======        ======        ======
NET INCREASE (DECREASE) IN CAPITAL SHARES           2,616        (5,868)       11,133         5,581
==============================================     ======       =======        ======        ======

                                                                      SMALL CAP                   EMERGING
                                                                     VALUE FUND               MARKETS FUND
                                                      ---------------------------  ------------------------
                                                         10/1/00        10/1/99     10/1/00        10/1/99
                                                              to             to          to             to
                                                         3/31/01        9/30/00     3/31/01        9/30/00
                                                      ------------   ------------  ----------    ----------
                                                      (unaudited)                  (unaudited)
Class A:
 Shares issued                                               398            812         295             62
 Shares issued in connection with merger of Regional
  Equity Fund and Micro Cap Value Fund                        --          1,446          --             --
 Shares issued in lieu of cash distributions                 399              4          --             --
 Shares redeemed                                            (350)          (994)       (353)          (224)
-----------------------------------------------------     ------        -------       -----         ------
TOTAL CLASS A TRANSACTIONS                                   447          1,268         (58)          (162)
=====================================================     ======        =======       =====         ======
Class B:
 Shares issued                                                46             55          21             12
 Shares issued in connection with merger of Regional
  Equity Fund                                                 --            922          --             --
 Shares issued in lieu of cash distributions                 155             --          --             --
 Shares redeemed                                             (72)          (236)         (2)            (1)
-----------------------------------------------------     ------        -------       -----         ------
TOTAL CLASS B TRANSACTIONS                                   129            741          19             11
=====================================================     ======        =======       =====         ======
Class C:
 Shares issued                                               109             64          43              1
 Shares issued in lieu of cash distributions                  13             --          --             --
 Shares redeemed                                              (9)            (7)        (15)            --
-----------------------------------------------------     ------        -------       -----         ------
TOTAL CLASS C TRANSACTIONS                                   113             57          28              1
=====================================================     ======        =======       =====         ======
Class Y:
 Shares issued                                             9,265          5,884       1,015          1,674
 Shares issued in connection with merger of Regional
  Equity Fund and Micro Cap Value Fund                        --          7,381          --             --
 Shares issued in lieu of cash distributions               3,791             94          --             --
 Shares redeemed                                          (5,080)       (11,099)       (916)        (1,077)
-----------------------------------------------------     ------        -------       -----         ------
TOTAL CLASS Y TRANSACTIONS                                 7,976          2,260          99            597
=====================================================     ======        =======       =====         ======
NET INCREASE IN CAPITAL SHARES                             8,665          4,326          88            447
=====================================================     ======        =======       =====         ======


(68     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                           INTERNATIONAL                   HEALTH
                                                                    FUND            SCIENCES FUND
                                               ---------------------------  ----------------------
                                                  10/1/00        10/1/99      10/1/00     10/1/99
                                                       to             to           to          to
                                                  3/31/01        9/30/00      3/31/01     9/30/00
                                               ------------   ------------  -----------  ----------
                                               (unaudited)                  (unaudited)
Class A:
 Shares issued                                     10,876         11,667          214         454
 Shares issued in lieu of cash distributions        1,778            151           61          --
 Shares issued in connection with merger
  of International Index Fund                         226             --           --          --
 Shares redeemed                                  (10,602)       (10,026)        (123)       (124)
----------------------------------------------    -------        -------         ----        ----
TOTAL CLASS A TRANSACTIONS                          2,278          1,792          152         330
==============================================    =======        =======         ====        ====
Class B:
 Shares issued                                        214            526          100         263
 Shares issued in connection with merger
  of International Index Fund                          71
 Shares issued in lieu of cash distributions          309             15           43          --
 Shares redeemed                                     (138)           (70)         (79)        (64)
----------------------------------------------    -------        -------         ----        ----
TOTAL CLASS B TRANSACTIONS                            456            471           64         199
==============================================    =======        =======         ====        ====
Class C:
 Shares issued                                        688          1,193          122         333
 Shares issued in lieu of cash distributions          454              4           41          --
 Shares redeemed                                     (393)           (35)         (27)         (6)
----------------------------------------------    -------        -------         ----        -----
TOTAL CLASS C TRANSACTIONS                            749          1,162          136         327
==============================================    =======        =======         ====        ====
Class Y:
 Shares issued                                     11,393         11,944          328         276
 Shares issued in lieu of cash distributions       10,151            912           79          --
 Shares issued in connection with merger
  of International Index Fund                       8,010             --           --          --
 Shares redeemed                                   (9,766)        (8,701)        (116)       (320)
----------------------------------------------    -------        -------         ----        ----
TOTAL CLASS Y TRANSACTIONS                         19,788          4,155          291         (44)
==============================================    =======        =======         ====        ====
NET INCREASE IN CAPITAL SHARES                     23,271          7,580          643         812
==============================================    =======        =======         ====        ====

                                                            REAL ESTATE                  TECHNOLOGY
                                                        SECURITIES FUND                        FUND
                                               --------------------------  -------------------------
                                                 10/1/00        10/1/99       10/1/00       10/1/99
                                                      to             to            to            to
                                                 3/31/01        9/30/00       3/31/01       9/30/00
                                              ------------    -----------  ------------   ----------
                                              (unaudited)                  (unaudited)
Class A:
 Shares issued                                        33             66         1,539         4,406
 Shares issued in lieu of cash distributions           4              8           784           190
 Shares redeemed                                     (30)           (55)       (1,248)       (1,962)
----------------------------------------------      ----         ------        ------        ------
TOTAL CLASS A TRANSACTIONS                             7             19         1,075         2,634
==============================================      ====         ======        ======        ======
Class B:
 Shares issued                                        13             29           395         1,687
 Shares issued in lieu of cash distributions           3              8           589           215
 Shares redeemed                                     (14)           (93)         (326)         (357)
----------------------------------------------      ----         ------        ------        ------
TOTAL CLASS B TRANSACTIONS                             2            (56)          658         1,545
==============================================      ====         ======        ======        ======
Class C:
 Shares issued                                         7             14           558           745
 Shares issued in lieu of cash distributions          --             --           182            --
 Shares redeemed                                      (2)            (1)         (202)          (37)
----------------------------------------------      ----         ------        ------        ------
TOTAL CLASS C TRANSACTIONS                             5             13           538           708
==============================================      ====         ======        ======        ======
Class Y:
 Shares issued                                       496          1,338         2,819         4,778
 Shares issued in lieu of cash distributions          10             31         1,151           517
 Shares redeemed                                    (320)        (1,685)       (2,744)       (2,501)
----------------------------------------------      ----         ------        ------        ------
TOTAL CLASS Y TRANSACTIONS                           186           (316)        1,226         2,794
==============================================      ====         ======        ======        ======
NET INCREASE (DECREASE) IN CAPITAL SHARES            200           (340)        3,497         7,681
==============================================      ====         ======        ======        ======


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        69)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)

5 >  INVESTMENT SECURITY TRANSACTIONS

     During the six month period ended March 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                        U.S. GOVERNMENT         OTHER INVESTMENT
                                             SECURITIES               SECURITIES
                                ----------------------  ------------------------
                                  PURCHASES      SALES    PURCHASES          SALES
                                -----------  ---------  -----------     ----------
     Balanced Fund                 $           $           $108,352       $154,139
     Equity Income Fund                 --          --       65,983         95,840
     Equity Index Fund                  --          --       53,453         47,013
     Large Cap Growth Fund              --          --      391,757        352,863
     Large Cap Value Fund               --          --      542,154        584,970
     Mid Cap Growth Fund                --          --      665,332        652,836
     Mid Cap Value Fund                 --          --      212,707        166,759
     Small Cap Growth Fund              --          --      525,015        478,497
     Small Cap Value Fund               --          --      119,251        112,761
     Emerging Markets Fund              --          --       36,069         33,531
     International Fund                 --          --      719,040        673,155
     Health Sciences Fund               --          --       22,168         19,406
     Real Estate Securities Fund        --          --       27,613         24,104
     Technology Fund                    --          --      563,886        554,369
     ----------------------------  -------     -------     --------       --------

     At March 31, 2001, the total cost of securities for Federal income tax purposes was the same as amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2001, is as follows (000):

                                AGGREGATE GROSS    AGGREGATE GROSS
                                   APPRECIATION       DEPRECIATION          NET
                                ---------------    ---------------    ---------
     Balanced Fund                     $ 18,079         $   39,233     $(21,154)
     Equity Income Fund                  92,407              2,136       90,271
     Equity Index Fund                  551,956            172,087      379,869
     Large Cap Growth Fund              166,949            291,433     (124,484)
     Large Cap Value Fund               159,922            142,014       17,908
     Mid Cap Growth Fund                 27,958             72,755      (44,797)
     Mid Cap Value Fund                  42,380             14,839       27,541
     Small Cap Growth Fund               50,196             42,374        7,822
     Small Cap Value Fund               134,437             44,892       89,545
     Emerging Markets Fund               49,286            (53,831)      (4,545)
     International Fund                 718,405           (772,693)     (54,288)
     Health Sciences Fund                 3,234              2,695          539
     Real Estate Securities Fund          6,086              1,814        4,272
     Technology Fund                      1,491            197,319     (195,828)
     ---------------------------       --------         ----------     --------


6 >  FUTURES CONTRACTS

     The Equity Index Fund's investment in S&P 500 Index futures contracts are designed to maintain sufficient liquidity to meet redemption requests and to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index, while reducing transaction costs. Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. Unrealized gains or losses on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains or losses for Federal income tax purposes. At March 31, 2001, open long S&P 500 Index futures contracts for the Equity Index Fund were as follows:

                          MARKET VALUE
          NUMBER OF         COVERED BY     SETTLEMENT           UNREALIZED
          CONTRACTS    CONTRACTS (000)          MONTH    GAIN (LOSS) (000)
          ---------   -----------------   ------------   -----------------
          3                    $   877         Jun 01            $     33
          1                        292         Jun 01                  10
          2                        585         Jun 01                   5
          1                        292         Jun 01                   4
          27                     7,892         Jun 01                (716)
          10                     2,923         Jun 01                (196)
          16                     4,677         Jun 01                (167)
          7                      2,046         Jun 01                 (89)
          9                      2,630         Jun 01                 (49)
          2                        585         Jun 01                  (8)
          2                        585         Jun 01                  (7)
          4                      1,169         Jun 01                  --
          ----                 -------       ----------          --------
          84                   $24,553                           $ (1,180)
          ====                 =======                           ========


(70     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

7 >  SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, the Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at March 31, 2001, the collateral purchased with cash received and held at March 31, 2001, with respect to such loans, and income generated during the year ended March 31, 2001, from the program were as follows (000):

                                       MARKET VALUE OF           INCOME RECEIVED
                                     LOANED SECURITIES   FROM SECURITIES LENDING
                                     -----------------   -----------------------
     Balanced Fund                            $ 63,657                      $ 48
     Equity Income Fund                         66,215                        23
     Equity Index Fund                         400,838                       181
     Large Cap Growth Fund                     229,074                       178
     Large Cap Value Fund                      234,336                       146
     Mid Cap Growth Fund                       155,471                       139
     Mid Cap Value Fund                        118,907                        56
     Small Cap Growth Fund                     128,957                       206
     Small Cap Value Fund                       93,167                        52
     International Fund                        122,718                        53
     Health Sciences Fund                        6,372                         6
     Real Estate Securities Fund                15,454                         5
     Technology Fund                            69,077                       253
     ---------------------------              --------                      ----

                         MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                         -------------------------------------------------------
                                                           OTHER FIXED
                             REPURCHASE     MONEY MARKET        INCOME
     FUND                    AGREEMENTS      INSTRUMENTS    SECURITIES    TOTAL
     --------------------    ------------   ------------   ----------   --------
     Balanced                  $ 35,848        $ 8,725      $ 20,469    $ 65,042
     Equity Income               37,289          9,076        21,291      67,656
     Equity Index               225,731         54,941       128,888     409,560
     Large Cap
      Growth                    129,003         31,398        73,658     234,059
     Large Cap Value            131,966         32,119        75,350     239,435
     Mid Cap Growth              87,553         21,310        49,991     158,854
     Mid Cap Value               66,962         16,298        38,234     121,494
     Small Cap Growth            72,622         17,676        41,466     131,764
     Small Cap Value             52,467         12,770        29,958      95,195
     International                   --         64,061        65,590     129,651
     Health Sciences              3,589            873         2,049       6,511
     Real Estate
      Securities                  8,703          2,118         4,969      15,790
     Technology                  38,901          9,468        22,211      70,580
     --------------------      --------        -------      --------    --------

     U.S. Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the funds. For these services, U.S. Bank received $1,192,000 in aggregate securities lending fees for the six months ended March 31, 2001 for the First American Family of Funds. Fees generated from the funds included in this annual report for securities lending were as follows (000):


     Balanced Fund            $ 31
     Equity Income Fund         15
     Equity Index Fund         114
     Large Cap Growth Fund     105
     Large Cap Value Fund       96
     Mid Cap Growth Fund        94
     Mid Cap Value              37
     Small Cap Growth Fund     135
     Small Cap Value Fund       33
     Health Sciences Fund        4
     Real Estate Fund            4
     Technology Fund           160
     -----------------------   ---


8 >  COMMON TRUST FUND CONVERSIONS

     On March 17, 2000, the Santa Monica Trust Fund was converted into the Large Cap Growth Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis. At the time of conversion 470,882 shares of Class Y of the Large Cap Growth Fund were issued. The net assets of the Santa Monica Trust Fund and Large Cap Growth Fund immediately before the conversion were $10,580,732 and $1,347,748,812, respectively. Included in the net assets of the Santa Monica Trust Fund were $6,939,805 of unrealized gains.


9 >  FUND MERGER

     The Board of Directors and shareholders of Regional Equity Fund and Micro Cap Value Fund approved a reorganization into Small Cap Value Fund at the close of business on February 25, 2000.

     Under the Agreement and Plan of Reorganization, Class A, Class B, and Class Y shares of Regional Equity Fund and Class A and Class Y shares of Micro Cap Value Fund were exchanged for shares of the Class A, Class B, and Class Y shares, respectively, of the Small Cap Value Fund on a tax free basis.


                          FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001        71)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)

     The net assets before the reorganization and shares issued and redeemed were as follows:

                                                   SHARES
                                NET ASSETS         ISSUED
                              ------------      ---------
     Small Cap Value Fund     $311,587,489      9,749,924
     ----------------------   ------------      ---------

     Included in the net assets of the redeeming funds were the following components:

                                              ACCUMULATED
                                  PAID IN        REALIZED
                                  CAPITAL            LOSS
                              -----------     -----------
     Regional Equity Fund     $83,634,224       $(249,408)
     Micro Cap Value Fund      24,838,372              --
     ----------------------   -----------     -----------

                                      NET
                               UNREALIZED              NET         SHARES
                             APPRECIATION           ASSETS       REDEEMED
                             ------------     ------------      ---------
     Regional Equity Fund     $26,473,410      $109,858,226      7,674,145
     Micro Cap Value Fund       9,978,083        34,816,455      5,612,103
     ----------------------   -----------      ------------      ---------

     The Regional Equity Fund and Micro Cap Value Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. Accordingly $1,464,000 and $737,000 were reclassed from undistributed net realized gain on investment to paid in capital for Regional Equity Fund and Micro Cap Value Fund, respectively.

     The Board of Directors and shareholders of International Index Fund approved the reorganization into the International Fund at the close of business on October 13, 2000.

     Under the Agreement and Plan of Reorganization the Class A, B, and Y shares of the International Index Fund were exchanged for Class A, B, and Y shares of the International Fund.

     The net assets before the reorganization and shares issued and redeemed were as follows:


                                     NET         SHARES
                                  ASSETS         ISSUED
                            ------------      ---------
     International Fund     $701,369,753      8,306,470
     --------------------   ------------      ---------

     Included in the net assets of the redeeming fund were the following components:


                                                               DISTRIBUTIONS IN
                                               ACCUMULATED        EXCESS OF NET
                          PAID IN CAPITAL    REALIZED LOSS    INVESTMENT INCOME
                          ---------------    -------------    -----------------
     International Index      $86,401,210          (26,857)          (1,582,018)
     -------------------      -----------        ---------           ----------

                            NET UNREALIZED
                              DEPRECIATION        NET ASSETS    SHARES REDEEMED
                             -------------    --------------    ---------------
     International Index       $20,367,057      $105,159,391          9,523,146
     -------------------       -----------      ------------          ---------


10 > FORWARD FOREIGN CURRENCY CONTRACTS

     The International Fund and Emerging Markets Fund enter into forward foreign currency exchange contracts as hedges against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

     The following forward foreign currency contracts were outstanding at March 31, 2001, for the International Fund and Emerging Markets Fund.


(72     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001


      SETTLEMENT                CONTRACTS TO   IN EXCHANGE   NET UNREALIZED APPRECIATION/
           DATES               DELIVER (000)     FOR (000)           (DEPRECIATION) (000)
      ----------               -------------   -----------   ----------------------------
INTERNATIONAL FUND

FOREIGN CURRENCY SALES:
          4/2/01                   1,099 EUR       $   975                        $    3
          4/3/01                   1,203 EUR         1,059                            (4)
          4/3/01                   5,113 EUR         4,504                           (15)
          4/3/01                   2,984 EUR         2,628                           (10)
          4/3/01                   1,171 EUR         1,031                            (4)
          4/3/01                     934 EUR           822                            (3)
          4/3/01                   1,644 GBP         2,350                            13
         6/29/01               6,755,110 JPY        55,847                         1,311
                                                   -------                        ------
                                                   $69,216                        $1,291
FOREIGN CURRENCY PURCHASES:
          4/3/01                  73,450 JPY       $   603                        $  (16)
          4/3/01                  65,393 JPY           533                           (11)
          4/3/01                   1,685 GBP         2,409                           (13)
          4/3/01                     619 GBP           885                            (5)
          4/2/01                     654 GBP           941                           (11)
          4/2/01                     930 GBP         1,337                           (15)
                                                   -------                        ------
                                                   $ 6,708                        $  (71)
                                                                                  ------
                                                                                  $1,220
                                                                                  ======
EMERGING MARKETS FUND

FOREIGN CURRENCY
SALES:
          4/3/01                   1,609 ZAR       $   203                        $   (2)
          4/3/01                   3,434 ZAR           433                            (4)
                                                   -------                        ------
                                                   $   636                        $   (6)
                                                                                  -------

CURRENCY LEGEND
------------------
EUR-Euro
GBP-Great Britain Pound
JPY-Japanese Yen
ZAR-South African
Rand


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001     73)

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2001 (UNAUDITED)


11 > PARENT COMPANY ACQUISITION

     On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is called U.S. Bancorp.


(74     FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

BOARD OF DIRECTORS First American Investment Funds, Inc.


            MR. ROBERT DAYTON
            Director of First American Investment Funds, Inc.
            Chief Executive Officer of Okabena Company


            MR. ROGER GIBSON
            Director of First American Investment Funds, Inc.
            Vice President of North America-Mountain Region for United Airlines


            MR. ANDREW HUNTER III
            Director of First American Investment Funds, Inc.
            Chairman of Hunter Keith Industries


            MR. LEONARD KEDROWSKI
            Director of First American Investment Funds, Inc.
            Owner and President of Executive Management Consulting, Inc.


            MR. JOHN MURPHY JR.
            Director of First American Investment Funds, Inc.
            Executive Vice President, U.S. Bancorp


            MR. ROBERT SPIES
            Director of First American Investment Funds, Inc.
            Retired Vice President, U.S. Bank National Association


            MR. JOSEPH STRAUSS
            Director of First American Investment Funds, Inc.
            Former Chairman of First American Investment Funds, Inc. Owner and President of Strauss Management Company


            MS. VIRGINIA STRINGER
            Chairperson of First American Investment Funds, Inc.
            Owner and President of Strategic Management Resources, Inc.

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)


     DIRECT FUND CORRESPONDENCE TO:

     FIRST AMERICAN FUNDS
     P.O. Box 1330
     Minneapolis, MN 55440-1330

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

     For a prospectus containing more information on First American Funds, including investment policies, fees, and expenses, please contact your investment professional, call Investor Services at 800-637-2548, or visit us on the web at www.firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.

INVESTMENT ADVISOR
     U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC.
     601 Second Avenue South
     Minneapolis, Minnesota 55402
     (On May 2, 2001, First American Asset Management, a division of U.S. Bank National Association, which had served as advisor to the First American Funds, was consolidated into U.S. Bancorp Piper Jaffray Asset Management, Inc.)

ADMINISTRATOR
     U.S. BANK NATIONAL ASSOCIATION
     601 Second Avenue South
     Minneapolis, MN 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     SEI INVESTMENTS DISTRIBUTION CO.
     1 Freedom Valley Drive, Oaks, Pennsylvania 19456
     SEI is not an affiliate of U.S. Bank

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center, 200 South Sixth Street
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     220 South Sixth Street
     Minneapolis, Minnesota 55402



--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS                                               Prsrt. Std.
c/o Fulfillment Agent, American Financial Printing Inc.           U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                           Permit No. 26388
                                                                        Mpls, MN

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800-637-2548.


2023-01  5/2001
EQUITYSAR